UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21906
 Claymore Exchange-Traded Fund Trust
 (Exact name of registrant as specified in charter)
227 West Monroe Street, Chicago, IL 60606
 (Address of principal executive offices) (Zip code)
Amy J. Lee
227 West Monroe Street, Chicago, IL 60606
 (Name and address of agent for service)
Registrant's telephone number, including area code: (312) 827-0100
Date of fiscal year end: August 31
Date of reporting period: September 1, 2016 - August 31, 2017

Item 1.  Reports to Stockholders.
The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM

. . . YOUR ROAD TO THE LATEST, MOST UP-TO-DATE INFORMATION

The shareholder report you are reading right now is just the beginning of the story. Online at guggenheiminvestments.com, you will find:

•	Daily and historical fund pricing, fund returns, portfolio holdings and characteristics, and distribution history.

•	Investor guides and fund fact sheets.

•	Regulatory documents including a prospectus and copies of shareholder reports.

Guggenheim Funds Distributors, LLC is constantly updating and expanding shareholder information services on each Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment.

Contents

Economic and Market Overview	4

Management Discussion of Fund Performance	6

Performance Report and Fund Profile	20

About Shareholders’ Fund Expenses	42

Schedule of Investments	44

Statements of Assets and Liabilities	79

Statements of Operations	82

Statements of Changes in Net Assets	85

Financial Highlights	91

Notes to Financial Statements	102

Report of Independent Registered Public Accounting Firm	111

Other Information	112

Information on Board of Trustees and Officers	113

Approval of Advisory Agreements –
Claymore Exchange-Traded Fund Trust	117

Trust Information	123

Guggenheim Investments Privacy Policies	124

About the Trust Adviser	Back Cover

(Unaudited)	August 31, 2017

DEAR SHAREHOLDER

Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser” or “GFIA”) is pleased to present the annual shareholder report for several of our exchange-traded funds (“ETFs” or “Funds”). This report covers performance of the Funds for the annual fiscal period ended August 31, 2017.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.

Guggenheim Funds Distributors, LLC, the distributor of the Funds, is committed to providing investors with innovative investment solutions. We have built on the investment management strengths of Guggenheim Investments and worked with a diverse group of index providers to create some of the most distinctive ETFs available.

To learn more about economic and market conditions over the last year and the objective and performance of each ETF, we encourage you to read the Economic and Market Overview section of the report, which follows this letter, and the Management Discussion of Fund Performance for each ETF, which begins on page 6.

We also note that Guggenheim Investments has entered into a definitive agreement to sell its exchange-traded funds business to Invesco Ltd. (“Invesco”), a leading global investment management company. As a result, we expect to propose to the Board of Trustees of the Claymore Exchange-Traded Fund Trust that it approve a reorganization of each Fund into a newly organized exchange-traded fund advised by an affiliate of Invesco. If approved by the Board, the reorganization of each Fund would be submitted to the shareholders of the respective Fund for their approval.

Sincerely,

Guggenheim Funds Investment Advisors, LLC

Claymore Exchange-Traded Fund Trust
September 30, 2017

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ECONOMIC AND MARKET OVERVIEW (Unaudited)	August 31, 2017

Second-quarter U.S. real gross domestic product (“GDP”) growth was solid at 3.0% annualized, rebounding from a soft 1.4% reading in the first quarter. We anticipate that personal spending will continue to propel above-trend real GDP growth in coming quarters, supported by strong gains in household income and net worth.

The U.S. labor market has strengthened further, despite softer gains in August. The 12-month moving average stands at 175,000, roughly double the amount needed to keep the unemployment rate steady. Indeed, the unemployment rate has fallen by 0.5% over the past year to 4.4%, and we expect further declines going forward.

Inflation and wage gains have disappointed in recent months, however, with core personal consumption expenditure (“PCE”) inflation slowing from 1.9% to 1.4% year over year between February and July. While transitory factors account for some of the weakness, inflation should be accelerating, not slowing. Nevertheless, the U.S. Federal Reserve (the “Fed”) pressed forward with a quarter-point rate increase at its June meeting, and projected another hike in 2017, plus three more in both 2018 and 2019. The Fed’s forecasts show that it expects inflation weakness will not persist beyond 2017.

A key reason the Fed is shrugging off soft inflation data is that measures of broad U.S. financial conditions—which incorporate factors such as short- and long-term interest rates, credit spreads, equity prices and the exchange value of the dollar—have eased even as the Fed has tightened. There has also been a benign market reaction to the Fed’s pre-announcement of its balance sheet normalization strategy, which we expect to be implemented starting in October. The fact that growth-friendly financial conditions still prevail despite Fed tightening—and diminished odds of fiscal easing—has given the Fed confidence that it can stick to its plans to gradually raise rates and shrink its balance sheet without damaging the economy.

The European Central Bank’s (“ECB”) path is arguably more treacherous than the Fed’s because markets are more uncertain about the future of the ECB’s asset purchase program. Purchases are currently scheduled to continue at a pace of €60 billion per month through 2017. We expect the ECB will announce a reduction in the purchase pace to €40 billion through at least mid-2018, effective in January, later this fall. With the tide of central bank liquidity receding, markets are due for an increase in volatility.

For the 12-month period ended August 31, 2017, the Standard & Poor’s (“S&P”) 500 Index returned 16.23%. The MSCI Europe-Australasia-Far East (“EAFE”) Index returned 17.64%. The return of the MSCI Emerging Markets Index was 24.53%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index posted a 0.49% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index returned 8.63%. The return of the Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index was 0.62% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

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(Unaudited)	August 31, 2017

Index Definitions
All indices described below are unmanaged and reflect no expenses. It is not possible to invest directly in any index.

The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

The Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

The Dow Jones U.S. Select Dividend Index is a selection of stocks that is based almost entirely on dividend yield and dividend history. Stocks are also required to have an annual average daily dollar trading volume of more than $1.5 million.

The Dow Jones Industrial Average® Yield Weighted index is calculated using a yield-weighted methodology that weights all components of the Dow Jones Industrial Average by their 12-month dividend yield over the prior 12 months. Index constituents must be a part of the Dow Jones Industrial Average. Only securities with a track record of consistent dividend payments in the previous 12 months will be eligible for inclusion in the Index. The Index is rebalanced semi-annually. The Dow Jones Industrial Average is a price-weighted index of 30 U.S. blue-chip companies that meet certain size, listing and liquidity requirements.

The FTSE NAREIT Equity REIT Index is a free float-adjusted index of REITs that own, manage, and lease investment-grade commercial real estate. Specifically, a company is classified as an Equity REIT if 75% or more of its gross invested book assets are invested in real property.

The MSCI EAFE Index is a capitalization-weighted measure of stock markets in Europe, Australasia, and the Far East.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.

The S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

The S&P MidCap 400® provides investors with a benchmark for mid-sized companies. The index covers over 7% of the U.S. equity market, and seeks to remain an accurate measure of midsized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis.

Industry Sectors
Comments about industry sectors in these Fund commentaries are based on Bloomberg Barclays industry classifications.

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)	August 31, 2017

EEB Guggenheim BRIC ETF

Fund Overview

The Guggenheim BRIC ETF, NYSE Arca ticker: EEB (the “Fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the BNY Mellon BRIC Select DR Index (the “Index”).

The Index is a rules-based Index (i.e., an Index constructed using specified criteria) comprised of American depositary receipts (“ADRs”), global depositary receipts (“GDRs”), and China H-shares of Chinese equities where appropriate, based on liquidity, from a universe of all listed depositary receipts of companies from Brazil, Russia, India, and China currently trading on the U.S. exchanges and non-U.S. exchanges. China H-shares are issued by companies incorporated in mainland China and listed on the Hong Kong Stock Exchange. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2017.

On a market price basis, the Fund generated a total return of 28.05%, which included an increase in market price over the period to $36.03 on August 31, 2017, from $28.54 on August 31, 2016. On an NAV basis, the Fund generated a total return of 27.49%, which included an increase in NAV over the period to $36.00 on August 31, 2017, from $28.64 on August 31, 2016. At the end of the period, the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.

For comparison, the Index returned 28.59%, and the MSCI Emerging Markets Index returned 24.53%.

The Fund made an annual income distribution of $0.4111 per share on December 30, 2016, to shareholders of record on December 28, 2016.

Performance Attribution

For the 12-month period ended August 31, 2017, the information technology sector contributed the most to the Fund’s return, followed by the financials sector. The only sector that detracted from return was the real estate sector. The health care sector contributed least.

Positions that contributed the most to the Fund’s return included Alibaba Group Holding Ltd. ADR, which operates as a holding company that provides Internet infrastructure, e-commerce, online financial, and Internet content services through its subsidiaries (11.6% of the Fund’s long-term investments at period end); JD.com, Inc. ADR, also known as Jingdong and formerly called 360buy, which is a Chinese e-commerce company (2.5% of the Fund’s long-term investments at period end); and preferred stock of Vale S.A. ADR Class A, a Brazilian multinational corporation engaged in metals and mining (not held in the portfolio at period end).

Positions that detracted the most from return included Tata Motors Ltd. ADR, an Indian multinational automotive manufacturing company; China Mobile Ltd., a Chinese state-owned telecommunication company that provides mobile voice and multimedia services through its nationwide mobile telecommunications network; and Vipshop Holdings Ltd. ADR, a Chinese company that operates the e-commerce website VIP.com specializing in online discount sales (0.9%, 3.7%, and 0.5%, respectively, of the Fund’s long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	August 31, 2017

DEF Guggenheim Defensive Equity ETF

Fund Overview
The Guggenheim Defensive Equity ETF, NYSE Arca ticker: DEF (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called Guggenheim Defensive Equity Index (the “Index”). Prior to October 24, 2016, the Fund’s benchmark was the Sabrient Defensive Equity Index.

Guggenheim Index ServicesSM is the Index Provider (“Index Provider”). The Index is designed to provide exposure to equity securities of large capitalization U.S. issuers that the Index Provider has selected for inclusion in the Index based on a rules-based screening criteria. The companies eligible for the Index are derived from its starting universe, the S&P 500®, which is a leading benchmark index for U.S. large capitalization stocks. Instead of the traditional approach to defensive equity portfolios that focuses solely on low beta stocks (beta represents the systematic risk of a security relative to its benchmark), the Index Provider seeks to select companies that have potentially superior risk-return profiles during periods of stock market weakness while still offering the potential for gains during periods of market strength.

The Index Provider selects securities for inclusion in the Index based on: (i) Risk Characteristics–the starting universe is screened to eliminate stocks with less favorable risk profiles by measuring certain risk characteristics, such as a stock’s beta (a measure of a given security’s volatility in relation to the volatility of a specific market) and down market volatility (a measurement that represents a security’s volatility during adverse market conditions), and (ii) its Rules-Based Methodology–the rules-based methodology calculates the likelihood that a company will achieve the performance required to support the company’s stock price by calculating what a company’s stock price implies in terms of current revenue growth expectations and comparing those expectations to the management’s past ability to deliver that revenue growth. From the eligible universe, 100 stocks with the highest probability of delivering the required revenue growth to support its current stock price are selected and given an equal weighting in the Index, while minimizing any differences in industry exposure relative to the S&P 500®. The Index is rebalanced on a quarterly basis and changes are implemented after the close of trading on the third Friday of March, June, September and December.

The Sabrient Defensive Equity Index, the Fund’s previous benchmark index, was comprised of approximately 100 securities selected, based on investment and other criteria developed by Sabrient Systems LLC, from a broad universe of U.S.-traded securities, including master limited partnerships (“MLPs”) and American depositary receipts (“ADRs”). The universe of potential Sabrient Defensive Equity Index constituents included approximately 1,000 listed companies, generally with market capitalizations in excess of $1 billion.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2017.

On a market price basis, the Fund generated a total return of 13.32%, which included an increase in market price over the period to $43.25 on August 31, 2017, from $39.00 on August 31, 2016. On an NAV basis, the Fund generated a total return of 13.08%, which included an increase in NAV over the period to $43.25 on August 31, 2017, from $39.08 on August 31, 2016. At the end of the period, the Fund’s market price shares were trading flat to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.

The blended return of the Guggenheim Defensive Equity Index and Sabrient Defensive Equity Index was 13.87% for the 12-month period ended August 31, 2017, and the S&P 500 Index returned 16.23% for the same period.

The Fund made an annual income distribution of $0.8475 per share on December 30, 2016, to shareholders of record on December 28, 2016.

Performance Attribution
For the 12-month period ended August 31, 2017, the information technology sector contributed the most to the Fund’s return, followed by the financials sector. The real estate sector detracted the most from return, followed by the telecommunications services sector.

Positions that contributed the most to the Fund’s return included Progressive Corp., one of the largest providers of car insurance in the U.S. (1.1% of the Fund’s long-term investments at period end); C. R. Bard, Inc., a medical device manufacturer that agreed to be acquired by Becton Dickinson during the period (not held in the portfolio at period end); and McDonald’s Corp., an American hamburger and fast-food chain (1.1% of the Fund’s long-term investments at period end).

Positions that detracted the most from the Fund’s return included AutoZone, Inc., second largest retailer of aftermarket automotive parts and accessories in the U.S. (not held in the portfolio at period end); Schlumberger Ltd., an oilfield services company (0.9% of the Fund’s long-term investments at period end); and Macerich Co., a real estate investment trust that primarily owns and operates shopping centers in the U.S. (not held in the portfolio at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	August 31, 2017

DJD Guggenheim Dow Jones Industrial Average® Dividend ETF

Fund Overview
The Guggenheim Dow Jones Industrial Average® Dividend ETF, NYSE Arca ticker: DJD (the “Fund”) seeks investment results that correspond generally to the performance, before the fund’s fees and expenses, of the Dow Jones Industrial Average® Yield Weighted index (the “Index”).

The Index is designed to provide increased exposure to higher yielding companies included in the Dow Jones Industrial Average® (“DJIA”), which is a price-weighted index of 30 U.S. blue-chip companies that meet certain size, listing, and liquidity requirements. The Index is calculated using a yield-weighted methodology that weights all securities of the DJIA® by their 12-month dividend yield. Only companies with a track record of consistent dividend payments in the previous 12-months are eligible for inclusion.

The Fund will invest at least 80% of its total assets in common stocks that comprise the Index. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2017.

On a market price basis, the Fund generated a total return of 16.37%, which included an increase in market price over the period to $31.10 on August 31, 2017, from $27.52 on August 31, 2016. On an NAV basis, the Fund generated a total return of 16.13%, which included an increase in NAV over the period to $31.07 on August 31, 2017, from $27.55 on August 31, 2016. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.

For comparison, the Index returned 16.57%, and the DJIA returned 22.29% for the fiscal period.

The Fund pays distributions quarterly on the last business day of each calendar quarter to shareholders of record two business days earlier. Per share distributions paid over the fiscal period ended August 31, 2017, were:

Date	Amount
September 30, 2016	$0.1843
December 30, 2016	$0.1633
March 31, 2017	$0.3230
June 30, 2017	$0.1854
Total	$0.8560

Performance Attribution
For the 12-month period ended August 31, 2017, the industrials sector contributed the most to the Fund’s return, followed by the financials sector. The telecommunications services sector was the only detractor from return. The energy sector contributed the least.

Positions that contributed the most to the Fund’s return included Boeing Co., an American multinational corporation that designs, manufactures, and sells airplanes, rockets, and satellites worldwide; Caterpillar, Inc., an American corporation that manufactures and markets machinery, engines, financial products, and insurance to customers; and McDonald’s Corp., an American hamburger and fast-food chain (5.3%, 5.0%, and 4.6%, respectively, of the Fund’s long-term investments at period end).

Positions that detracted the most from the Fund’s return included General Electric Co., American multinational conglomerate corporation; Exxon Mobil Corp., an American multinational oil and gas corporation; and Verizon Communications, Inc., a broadband telecommunications company and U.S. wireless communications service provider (3.2%, 4.3%, and 5.6%, respectively, of the Fund’s long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	August 31, 2017

NFO Guggenheim Insider Sentiment ETF

Fund Overview
The Guggenheim Insider Sentiment ETF, NYSE Arca ticker: NFO (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the NASDAQ US Insider Sentiment Index (the “Index”). Before October 24, 2016, the Fund’s benchmark was the Sabrient Insider Sentiment Index.

The Index is designed to provide exposure to U.S. companies within the NASDAQ US Large Mid Cap Index (which consists of approximately 900 stocks) which exhibit high degrees of corporate insider buying. The universe of securities is screened by a series of three factors—increase in average shares held by corporate insiders, momentum, and volatility.

The 100 highest-ranking securities, subject to industry weight constraints, are selected for inclusion in the Index. The top ranked securities are then selected and an equal weighting methodology is applied. Rebalancing and selection take place semi-annually in April and October, using market data through the end of March and September, respectively. The Index can have no more than 20% weight in any one sector. Securities from sectors with greater than a 20% weight will be replaced by the highest ranking securities from the other sectors below the 20% maximum.

The Sabrient Insider Sentiment Index was comprised of approximately 100 securities selected, based on investment and other criteria developed by Sabrient Systems LLC, from a broad universe of U.S.-traded securities, including master limited partnerships (“MLPs”) and American depositary receipts (“ADRs”). The universe of companies eligible for inclusion in the Sabrient Insider Sentiment Index included approximately 6,000 listed companies without limitations on market capitalization.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2017.

On a market price basis, the Fund generated a total return of 16.60%, which included an increase in market price over the period to $57.51 on August 31, 2017, from $50.23 on August 31, 2016. On an NAV basis, the Fund generated a total return of 16.79%, which included an increase in NAV over the period to $57.67 on August 31, 2017, from $50.29 on August 31, 2016. At the end of the period, the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.

The blended return of the NASDAQ US Insider Sentiment Index and the Sabrient Insider Sentiment Index was 17.60% for the 12-month period ended August 31, 2017, and the S&P 500 Index returned 16.23% for the same period.

The Fund made an annual income distribution of $0.9038 per share on December 30, 2016, to shareholders of record on December 28, 2016.

Performance Attribution
For the 12-month period ended August 31, 2017, the information technology sector contributed the most to the Fund’s return, followed by the industrials sector. The energy sector detracted the most from return, followed by the consumer staples sector.

Positions that contributed the most to the Fund’s return included FMC Corp., an American chemical manufacturer (1.1% of the Fund’s long-term investments at period end); XPO Logistics, Inc., a U.S. provider of transportation and logistics services (1.2% of the Fund’s long-term investments at period end); and Lam Research Corp., American corporation that engages in the design, manufacture, marketing, and service of semiconductor processing equipment used in the fabrication of integrated circuits (not held in the portfolio at period end).

Positions that detracted the most from the Fund’s return included DST Systems, Inc., a Missouri-based provider of advisory, technology, and operations outsourcing to the financial and healthcare industries (not held in the portfolio at period end); Targa Resources Corp., a midstream energy corporation that is one of the largest providers of natural gas and natural gas liquids in the U.S. (0.8% of the Fund’s long-term investments at period end); and Tysons Foods, Inc. Class A, an Arkansas-based multinational corporation that operates in the food industry (not held in the portfolio at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	August 31, 2017

OPD Guggenheim Large Cap Optimized Diversification ETF

Fund Overview
The Guggenheim Large Cap Optimized Diversification ETF, NYSE Arca ticker: OPD (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the Wilshire Large Cap Optimized Diversification IndexSM (the “Index”). The Index, which generally consists of 100 to 120 stocks, seeks to provide the optimal level of diversification and higher returns from specific stock selections available in the U.S. large-cap equity market than would be provided by a standard market-capitalization-weighted exposure.

Wilshire Associates, Inc. (the “Index Provider” or “Wilshire®”), using its proprietary methodology, selects a subset of stocks from the constituents of the Wilshire US Large-Cap IndexSM and weights the stocks based on their correlations, which is the relation of changes in a company’s share price to changes in the share prices of other companies in the investable universe. This weighting by correlation is designed to result in the returns from each specific stock selection contributing a similar level of unique risk to the Index.

The Fund will invest at least 80% of its total assets in securities that comprise the Index. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2017.

On a market price basis, the Fund generated a total return of 4.57%, which included an increase in market price over the period to $26.70 on August 31, 2017, from $26.06 on August 31, 2016. On an NAV basis, the Fund generated a total return of 6.39%, which included an increase in NAV over the period to $27.25 on August 31, 2017, from $26.16 on August 31, 2016. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.

For comparison, the Index returned 6.89%, and the S&P 500 Index returned 16.23% for the 12-month period ended August 31, 2017.

The Fund made an annual income distribution of $0.5438 per share on December 30, 2016, to shareholders of record on December 28, 2016.

Performance Attribution
For the 12-month period ended August 31, 2017, the consumer discretionary sector contributed the most to the Fund’s return, followed by the health care sector. The energy sector detracted the most from the Fund’s return, followed by the telecommunications services sector.

Positions that contributed the most to the Fund’s return included Netflix, Inc., which provides streaming media and video-on-demand online and DVDs by mail (1.1% of the Fund’s long-term investments at period end); Panera Bread Co. Class A, an American chain of bakery-café fast casual restaurants (not held in the portfolio at period end); and Whole Foods Market, Inc., an American supermarket chain featuring foods without artificial preservatives, colors, flavors, or sweeteners that was acquired by Amazon.com, Inc. during the period (not held in the portfolio at period end).

Positions that detracted the most from the Fund’s return included Frontier Communications Corp., which provides communications services to urban, suburban, and rural communities in 29 states (not held in the portfolio at period end); Rite Aid Corp., a U.S. drugstore chain which said during the period that it would sell about 1,900 stores to Walgreens Boots Alliance, Inc. following the termination of a pending purchase by Walgreens (0.7% of the Fund’s long-term investments at period end); and Range Resources Corp. a petroleum and natural gas exploration and production company headquartered in Fort Worth (0.7% of the Fund’s long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	August 31, 2017

CZA Guggenheim Mid-Cap Core ETF

Fund Overview
The Guggenheim Mid-Cap Core ETF, NYSE Arca ticker: CZA (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an index called the Zacks Mid-Cap Core Index (the “Index”).

The Index is comprised of 100 securities selected, based on investment and other criteria, from a universe of mid-capitalization securities, including master limited partnerships (“MLPs”), American depositary receipts (“ADRs”), and business development companies (“BDCs”). Currently, the mid-capitalization universe ranges from approximately $2 billion in market capitalization to $16 billion in market capitalization, as defined by Zacks Investment Research, Inc. (“Zacks”). The securities in the universe are selected using a proprietary strategy developed by Zacks. The Fund will invest at least 90% of its total assets in securities that comprise the Index and depositary receipts representing securities that comprise the Index (or underlying securities representing ADRs that comprise the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. The Fund will concentrate its investments (i.e., hold 25% or more of its assets) in a particular industry or group of industries to the extent the Index is concentrated.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2017.

On a market price basis, the Fund generated a total return of 18.67%, which included an increase in market price over the period to $61.67 on August 31, 2017, from $52.94 on August 31, 2016. On an NAV basis, the Fund generated a total return of 18.40%, which included an increase in NAV over the period to $61.60 on August 31, 2017, from $53.00 on August 31, 2016. At the end of the period, the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.

For comparison, the Index returned 19.56%, the Russell Midcap Index returned 12.44%, the S&P MidCap 400 Index returned 12.37%, and the S&P 500 Index returned 16.23% for the same period.

The Fund made an annual income distribution of $1.0156 per share on December 30, 2016, to shareholders of record on December 28, 2016.

Performance Attribution
For the 12-month period ended August 31, 2017, the financials sector contributed the most to the Fund’s return, followed by the industrials sector. The real estate sector was the only detractor. The energy sector contributed the least to return.

Positions that contributed the most to the Fund’s return included Northern Trust Corp., an American international financial services company (not held in the portfolio at period end); C. R. Bard, Inc., a medical device manufacturer that agreed to be acquired by Becton Dickinson during the period (not held in the portfolio at period end); and Hartford Financial Services Group, Inc., an investment and insurance company (2.0% of the Fund’s long-term investments at period end).

Positions that detracted the most from the Fund’s return included DDR Corp., a real estate investment trust that owns and manages shopping centers in the U.S mainland and Puerto Rico; Brixmor Property Group, Inc., a real estate investment trust that invests in shopping centers; and News Corp. Class B, a multinational mass media corporation (none held in the portfolio at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	August 31, 2017

CVY Guggenheim Multi-Asset Income ETF

Fund Overview
The Guggenheim Multi-Asset Income ETF, NYSE Arca ticker: CVY (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Zacks Multi-Asset Income Index (the “Index”).

The Index is comprised of approximately 125 to 150 securities selected, based on a multi-factor proprietary model, from a universe of domestic and international companies, including U.S.-listed common stocks and American depositary receipts (“ADRs”) paying dividends, real estate investment trusts (“REITs”), master limited partnerships (“MLPs”), closed-end funds, and traditional preferred stocks. The securities comprising the Index include stocks of small and medium-sized companies. The objective of the Index is to select a diversified group of securities with the potential to have a yield in excess of and outperform, on a risk-adjusted basis, the Dow Jones U.S. Select Dividend Index and other benchmark indices.

The companies in the universe are selected using a proprietary methodology developed by Zacks Investment Research, Inc. The Fund will invest at least 90% of its total assets in securities that comprise the Index and depositary receipts representing securities that comprise the Index (or underlying securities representing ADRs that comprise the Index).

The Fund uses a sampling approach in seeking to achieve its objective. Sampling means that the Investment Advisor uses quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that resemble the Index in terms of key risk factors, performance attributes, and other characteristics. The Fund will concentrate its investments (i.e., hold 25% or more of its assets) in a particular industry or group of industries to the extent the Index is so concentrated.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2017.

On a market price basis, the Fund generated a total return of 11.63%, which included an increase in market price over the period to $21.08 on August 31, 2017, from $19.74 on August 31, 2016. On an NAV basis, the Fund generated a total return of 11.73%, which included an increase in NAV over the period to $21.11 on August 31, 2017, from $19.75 on August 31, 2016. At the end of the period, the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.

For comparison, the Index returned 12.51%, the S&P 500 Index returned 16.23%, and the Dow Jones U.S. Select Dividend Index returned 10.85% for the same period.

The Fund pays distributions quarterly on the last business day of each calendar quarter to shareholders of record two business days earlier. Per share distributions paid over the fiscal period ended August 31, 2017, were:

Date	Amount
September 30, 2016	$0.2433
December 30, 2016	$0.2201
March 31, 2017	$0.2224
June 30, 2017	$0.2179
Total	$0.9037

Performance Attribution
For the 12-month period ended August 31, 2017, the financials sector contributed the most to the Fund’s return, followed by the materials sector. The real estate sector detracted the most from return, followed by the consumer discretionary sector.

Positions that contributed the most to the Fund’s return included SunCoke Energy Partners LP, a raw material processing and handling master limited partnership (1.6% of the Fund’s long-term investments at period end); Western Digital Corp., an American computer data storage company and maker of computer hard disk drives (not held in the portfolio at period end); and QIWI plc ADR, a payment service in Russia (0.4% of the Fund’s long-term investments at period end).

Positions that detracted the most from the Fund’s return included NGL Energy Partners LP, a diversified midstream master limited partnership that provides multiple services to producers and end-users; VEREIT, Inc. Class A, an owner and manager of a diversified portfolio of retail, restaurant, office, and industrial real estate assets; and L Brands, Inc., which operates more than 3,000 company-owned specialty retail stores with the Victoria’s Secret, PINK, Bath & Body Works, La Senza and Henri Bendel brands in the U.S., Canada, the UK, and Greater China (none held in the portfolio at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	August 31, 2017

RYJ Guggenheim Raymond James SB-1 Equity ETF

Fund Overview
The Guggenheim Raymond James SB-1 Equity ETF, NYSE Arca ticker: RYJ (the “Fund”), seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Raymond James SB-1 Equity Index (the “Index”).

The Index is comprised of all equity securities rated Strong Buy 1 (“SB-1”) by Raymond James & Associates, Inc., an affiliate of Raymond James Research Services, LLC (the “Index Provider”), on each rebalance and reconstitution date. Index constituents include equity securities of all market capitalizations, as defined by the Index Provider, that trade on a U.S. securities exchange, including common stocks, American depositary receipts (“ADRs”), real estate investment trusts (“REITs”), master limited partnerships (“MLPs”) and business development companies (“BDCs”). The number of securities in the Index may vary depending on the number of equity securities rated SB-1 by Raymond James & Associates, Inc. On August 31, 2017, the Index consisted of approximately 160 securities.

Under normal conditions, the Fund will invest at least 80% of its total assets in equity securities. The Fund will invest at least 80% of its total assets in securities that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing ADRs included in the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. The Fund will concentrate its investments (i.e., hold 25% or more of its assets) in a particular industry or group of industries to the extent the Index is so concentrated.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2017.

On a market price basis, the Fund generated a total return of 10.88%, which included an increase in market price over the period to $39.32 on August 31, 2017, from $36.01 on August 31, 2016. On an NAV basis, the Fund generated a total return of 11.00%, which included an increase in NAV over the period to $39.34 on August 31, 2017, from $35.99 on August 31, 2016. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.

For comparison, the Index returned 11.76% and the S&P MidCap 400 Index returned 12.37% for the same period.

The Fund made an annual income distribution of $0.5947 per share on December 30, 2016, to shareholders of record on December 28, 2016.

Performance Attribution
For the 12-month period ended August 31, 2017, the information technology sector contributed the most to the Fund’s return, followed by the financials sector. The energy sector was the only detractor. The materials sector contributed the least to return.

Positions that contributed the most to the Fund’s return included Applied Optoelectronics, Inc., a provider of fiber optic networking products (0.6% of the Fund’s long-term investments at period end); TG Therapeutics, Inc., which develops agents for the treatment of various hematologic malignancies and autoimmune disorders (0.7% of the Fund’s long-term investments at period end); and NVIDIA Corp., which designs graphics processing units for the gaming market, as well as system on a chip units for the mobile computing and automotive market (not held in the portfolio at period end).

Positions that detracted the from to the Fund’s return included Carrizo Oil & Gas, Inc., an energy company engaged in the exploration, development, and production of oil and gas from resource plays located in the U.S. (0.6% of the Fund’s long-term investments at period end); NeoPhotonics Corp., which designs and manufactures advanced hybrid photonic integrated optoelectronic devices for ultra-fast communications networks (not held in the portfolio at period end); and QEP Resources, Inc., an independent natural gas and crude oil exploration and production company (0.6% of the Fund’s long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	August 31, 2017

CSD Guggenheim S&P Spin-Off ETF

Fund Overview
The Guggenheim S&P Spin-Off ETF, NYSE Arca ticker: CSD (the “Fund”), seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the S&P U.S. Spin-Off Index (the “Index”), which is designed to measure the performance of U.S. companies that have been spun off from larger corporations within the past four years. The Index is comprised of equity securities of U.S. companies added to the S&P United States BMI, a country sub-index of the S&P Global BMI, that have been spun off and have a float-adjusted market capitalization of at least $1 billion.

S&P Dow Jones Indices LLC (“S&P” or the “Index Provider”) defines a spinoff company as any company resulting from one of the following events:

• Spin-off. The spin-off distribution of shares of a subsidiary company by its parent company to parent company shareholders.

• Carve-out. The sale by a parent company of a percentage of the equity of a subsidiary to public shareholders.

• Split-off. The distribution of shares of a subsidiary company by its parent company to parent company shareholders that elect to redeem their shares in the parent company in return for shares of the subsidiary company.

The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Index in proportions expected by the Investment Adviser to replicate generally the performance of the Index as a whole.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2017.

On a market price basis, the Fund generated a total return of 18.19%, which included an increase in market price over the period to $49.34 on August 31, 2017, from $42.42 on August 31, 2016. On an NAV basis, the Fund generated a total return of 18.39%, which included an increase in NAV over the period to $49.42 on August 31, 2017, from $42.42 on August 31, 2016. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.

The Index returned 19.02% for the period. For comparison, the S&P 500 Index returned 16.23%, and the Russell Midcap Index returned 12.44% for the same period.

The Fund made an annual income distribution of $0.7020 per share on December 30, 2016, to shareholders of record on December 28, 2016.

Performance Attribution
For the 12-month period ended August 31, 2017, the information technology sector contributed the most to the Fund’s return, followed by the consumer discretionary sector. The real estate sector detracted the most from return, followed by the energy sector.

Positions that contributed the most to the Fund’s return included PayPal Holdings, Inc., a digital and mobile payments company (7.8% of the Fund’s long-term investments at period end); Chemours Co., an American chemical company (3.2% of the Fund’s long-term investments at period end); and Zoetis, Inc. Class A, a global animal health company (not held in the portfolio at period end).

Positions that detracted the most from the Fund’s return included Mallinckrodt Plc, which develops, manufactures, and markets specialty pharmaceutical products and diagnostic imaging agents (not held in the portfolio at period end); Hertz Global Holdings, Inc., which through subsidiaries rents and leases cars from corporate and franchise locations (0.6% of the Fund’s long-term investments at period end); and Uniti Group, Inc., real estate investment trust engaged in the acquisition and construction of infrastructure in the communications industry (1.1% of the Fund’s long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	August 31, 2017

WMCR Wilshire Micro-Cap ETF

Fund Overview
The Wilshire Micro-Cap ETF, NYSE ticker: WMCR (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Wilshire US Micro-Cap IndexSM (the “Index”).

The Index is a rules-based Index (i.e., an Index based on specified criteria) comprised of, on August 31, 2017, approximately 1,200 securities of micro-capitalization companies, including real estate investment trusts (“REITs”) and business development companies (“BDCs”), as defined by Wilshire Associates Incorporated. The Index is designed to represent microsized companies and is a subset of the Wilshire 5000 Total Market IndexSM (the “Wilshire 5000”). The Index represents a float-adjusted, market capitalization-weighted index of the issues ranked below 2500 by market capitalization of the Wilshire 5000.

Under normal conditions, the Fund will invest at least 80% of its total assets in micro-capitalization companies. In addition, the Fund will invest at least 80% of its total assets in equity securities that comprise the Index. The Fund uses a sampling approach in seeking to achieve its investment objective. Sampling means that the Investment Advisor uses quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that resemble the Index in terms of key risk factors, performance attributes, and other characteristics. The Fund will concentrate its investments (i.e., hold 25% or more of its assets) in a particular industry or group of industries to the extent the Index is so concentrated.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2017.

On a market price basis, the Fund generated a total return of 17.26%, which included an increase in market price over the period to $31.09 on August 31, 2017, from $26.96 on August 31, 2016. On an NAV basis, the Fund generated a total return of 17.57%, which included an increase in NAV over the period to $31.13 on August 31, 2017, from $26.92 on August 31, 2016. At the end of the period, the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.

For comparison, the Index returned 17.69%, the S&P 500 Index returned 16.23%, and the Russell 2000 Index returned 14.91% for the same period.

The Fund made an annual income distribution of $0.4994 per share on December 30, 2016, to shareholders of record on December 28, 2016.

Performance Attribution
For the 12-month period ended August 31, 2017, the financials sector contributed the most to the Fund’s return, followed by the health care sector. The consumer staples sector was the only detractor. The energy sector contributed least.

Positions that contributed the most to the Fund’s return included Straight Path Communications, Inc. Class B, which holds licenses to use high-frequency radio waves and agreed to be acquired by Verizon Communications during the period (1.4% of the Fund’s long-term investments at period end); Applied Optoelectronics, Inc., a provider of fiber optic networking products (not held in the portfolio at period end); and CoLucid Pharmaceuticals, Inc., a biotech firm that agreed to be acquired by Eli Lilly in January 2017 (not held in the portfolio at period end).

Positions that detracted the most from the Fund’s return included Peabody Energy Corp., a coal-mining concern (not held in the portfolio at period end); Novan, Inc., a clinical-stage drug development company that focuses on dermatology therapies (0.1% of the Fund’s long-term investments at period end); and Orchids Paper Products Co., a supplier of consumer tissue products (0.1% of the Fund’s long-term investments at period end).

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WREI Wilshire US REIT ETF

Fund Overview
The Wilshire US REIT ETF, NYSE Arca ticker: WREI (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Wilshire US Real Estate Investment Trust IndexSM (the “Index”).

The Index is a rules-based Index comprised of, on August 31, 2017, approximately 115 securities, which may include securities of companies of all categories of market capitalizations (subject to certain minimum market capitalization requirements), as defined by Wilshire Associates Incorporated (“Wilshire”). The Index is comprised primarily of real estate investment trusts (“REITs”) and is derived from the broader Wilshire 5000 Total Market IndexSM. The Index is weighted by float-adjusted market capitalization. The Fund will invest at least 80% of its total assets in equity securities that comprise the Index. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. The Fund will concentrate its investments (i.e., hold 25% or more of its assets) in a particular industry or group of industries to the extent the Index is so concentrated.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2017.

On a market price basis, the Fund generated a total return of -4.06%, which included a decrease in market price over the period to $46.53 on August 31, 2017, from $50.30 on August 31, 2016. On an NAV basis, the Fund generated a total return of -2.36%, which included a decrease in NAV over the period to $47.28 on August 31, 2017, from $50.23 on August 31, 2016. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.

For comparison, the Index returned -1.97%, and the FTSE NAREIT Equity REIT Index returned 1.85% for the same period.

The Fund pays distributions quarterly on the last business day of each calendar quarter to shareholders of record two business days earlier. Per share distributions paid over the fiscal period ended August 31, 2017, were:

Date	Amount
September 30, 2016	$0.4980
December 30, 2016	$0.5655
March 31, 2017	$0.2707
June 30, 2017	$0.4055
Total	$1.7397

The total distribution on December 30, 2016, was composed of $0.1226, $0.1447, and $0.2982 in ordinary income, short-term capital gain, and long-term capital gain, respectively.

Performance Attribution
The Fund’s holdings are categorized in the real estate sector, which had a negative return for the 12-month period ended August 31, 2017.

Positions that contributed the most to the Fund’s performance included Prologis, Inc., a multinational logistics real estate investment trust; Digital Realty Trust, Inc., which is involved in datacenter acquisition, ownership, development, and operation; and Essex Property Trust, Inc., a real estate investment trust that invests in apartments, primarily on the West Coast of the U.S. (4.6%, 2.6%, and 2.4%, respectively, of the Fund’s long-term investments at period end).

Positions that detracted the most from the Fund’s performance included Simon Property Group, Inc., which invests in regional malls, community/lifestyle centers, and international properties in North America, Europe, and Asia; Kimco Realty Corp., which owns and operates open-air shopping centers; and GGP, Inc., publicly traded real estate investment trust that invests in shopping centers (6.7%, 1.2%, and 1.4%, respectively, of the Fund’s long-term investments at period end).

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RISKS AND OTHER CONSIDERATIONS (Unaudited)	August 31, 2017

The views expressed in this report reflect those of the portfolio managers and Guggenheim Funds Investment Advisors, LLC only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

This information does not represent an offer to sell securities of the Funds and it is not soliciting an offer to buy securities of the Funds. An investment in the various Guggenheim ETFs is subject to certain risks and other considerations. Below are some general risks and considerations associated with investing in a Fund, which may cause you to lose money, including the entire principal that you invest. Please refer to each individual ETF prospectus for a more detailed discussion of Fund-specific risks and considerations.

Asset Class Risk—The securities in a Fund’s portfolio may underperform the returns of other securities or indices that track other industries, markets, asset classes or sectors.

China Investment Risk (EEB only)—Investing in securities of Chinese companies involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others; the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership; actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China (including both direct and indirect market stabilization efforts, which may affect valuations of Chinese issuers); and both interim and permanent market regulations may affect the ability of certain stockholders to sell Chinese securities when it would otherwise be advisable.

Concentration Risk—If the Index concentrates in an industry or group of industries, a Fund’s investments will be concentrated accordingly. In such event, the value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries and the Fund’s performance will be particularly susceptible to adverse events impacting such industry.

Depositary Receipt Risk—The Funds may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in a Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of a Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

Dividend-Paying Stock Risk (DJD only)—As a category, dividend-paying stocks may underperform non-dividend paying stocks (and the stock market as a whole) over any period of time. In addition, issuers of dividend-paying stocks may have discretion to defer or stop paying dividends for a stated period of time. If the dividend-paying stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be adversely affected.

Emerging Markets Risk (EEB only)—Investments in or exposure to emerging markets are generally subject to a greater level of those risks associated with investing in or being exposed to developed foreign markets, as emerging markets are considered to be less developed than developing countries. Furthermore, investments in or exposure to emerging markets are generally subject to additional risks, including the risks associated with trading in smaller markets, lower volumes of trading, and being subject to lower levels of government regulation and less extensive accounting, financial and other reporting requirements.

Equity Securities Risk—The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by a Fund will adversely affect the value of your investment in a Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. A Fund may lose a substantial part, or even all, of its investment in a company’s stock.

Foreign Securities and Currency Risk (EEB only)—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.

Index Construction Risk (DEF, DJD and NFO only)—A stock included in the Index may not exhibit the factor trait or provide specific factor exposure for which it was selected and consequently a Fund’s holdings may not exhibit returns consistent with that factor trait.

Investment in BDCs Risk—Investments in BDCs may be subject to certain inherent risks. BDCs, generally invest in less mature private companies, which involve greater risk than well-established, publicly-traded companies. The Investment Company Act of 1940, as amended, imposes certain restraints upon the operations of a BDC and these limitations may prohibit the way that the BDC raises capital.

Investment in Investment Companies Risk—Investing in other investment other investment companies, including exchange-traded funds (“ETFs”) and closed-end funds, subjects a Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease or the portfolio becomes illiquid. Moreover, a Fund and its shareholders will incur its pro rata share of the underlying investment companies’ expenses, which will reduce the Fund’s performance, and the purchase of shares of some investment companies (in the case of closed-end investment companies) may

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RISKS AND OTHER CONSIDERATIONS (Unaudited) continued	August 31, 2017

sometimes require the payment of substantial premiums above the value of such companies’ portfolio securities or net asset values.

Issuer-Specific Changes Risk—The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers.

Large-Capitalization Securities Risk—A Fund is subject to the risk that large-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.

Market Price Risk—The Funds’ shares are listed for trading on NYSE Arca, Inc. (“NYSE Arca”) and are bought and sold in the secondary market at market prices. The market prices of shares may fluctuate continuously during trading hours, in some cases materially, in response to changes in the NAV and supply and demand for shares, among other factors. Although it is expected that the market price of shares typically will remain closely correlated to the NAV, the market price will generally differ from the NAV because of timing reasons, supply and demand imbalances and other factors. As a result, the trading prices of shares may deviate significantly from NAV during certain periods, especially those of market volatility. The Investment Adviser cannot predict whether shares will trade above (premium), below (discount) or at their NAV. Thus, an investor may pay more than NAV when buying shares in the secondary market and receive less than NAV when selling shares in the secondary market.

Market Risk—The value of, or income generated by, the securities held by a Fund may fluctuate rapidly and unpredictably as a result of factors affecting individual companies or changing economic, political, social or financial market conditions throughout the world. The performance of these investments may underperform the general securities markets or other types of securities.

Micro-, Small- and Mid-Capitalization Securities Risk—A Fund is subject to the risk that micro-, small- and mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of micro-, small- and mid-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Micro-, small- and mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources, and may be more vulnerable to adverse developments than large capitalization companies.

Master Limited Partnership Risk—Master Limited Partnerships (“MLPs”) are subject to certain risks inherent in the structure of MLPs, including tax risks, limited control and voting rights and potential conflicts of interest. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Securities issued by MLPs may experience limited trading volumes and, thus, may be relatively illiquid or volatile at times. As partnerships, MLPs may be subject to less regulation (and less protection for investors) under state laws than corporations. In addition, MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income an MLP pays to its investors.

Non-Diversification Risk—Certain Funds are considered non-diversified because it may invest a large portion of its assets in a small number of issuers. As a result, a Fund is more susceptible to risks associated with those issuers and a Fund may experience greater losses and volatility than a more diversified portfolio.

Passive Management Risk—Unlike many investment companies, a Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble or defaulted on its obligations under the security, or whose credit rating was downgraded, unless that security is removed from the Index. In addition, a Fund will not otherwise take defensive positions in declining markets unless such positions are reflected in the Index

Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators may pass new laws that affect the investments held by a Fund, the strategies used by a Fund or the level of regulation or taxation applying to a Fund. These may impact the investment strategies, performance, costs and operations of a Fund or taxation of shareholders.

REIT Risk—In addition to the risks pertaining to real estate investments more generally, REITs are subject to additional risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. REITs are also subject to certain provisions under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and the Funds and their shareholders will incur its pro rata share of the underlying expenses.

Repayment Risk (WREI only)—The prices of real estate company securities may drop because of the failure of borrowers to repay their loans, poor management, and the inability to obtain financing either on favorable terms or at all. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of interest and principal on their loans will be adversely affected. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates.

Risks Relating to Raymond James & Associates Equity Securities Ratings (RYJ only)—The Fund will seek to construct and maintain a portfolio consisting of the equity securities rated SB-1 by Raymond James & Associates

18 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

RISKS AND OTHER CONSIDERATIONS (Unaudited) continued	August 31, 2017

analysts. Changes in the ratings methodologies or in the scope of equity research by Raymond James & Associates may have an adverse effect on the ability of the Fund to pursue its investment strategy.

Tracking Error Risk—The performance of a Fund may diverge from that of the Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. A Fund’s return also may diverge from the return of the Index because a Fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the Fund’s securities holdings to reflect changes in the Index) while such costs and risks are not factored into the return of the Index. Transaction costs, including brokerage costs, will decrease a Fund’s NAV to the extent not offset by the transaction fee payable by an Authorized Participant. Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track the Index. In addition, a Fund’s use of a representative sampling approach may cause the Fund’s returns to not be as well correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions represented in the Index. Errors in the Index data, the Index computations and/or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Funds and their shareholders. In addition, a Fund may be unable to invest in certain securities included in the Index, or invest in them in the exact proportions in which they are represented in the Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in markets in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent a Fund calculates its NAV based on fair value prices and the value of the Index is based on the securities’ closing prices (i.e., the value of the Index is not based on fair value prices), a Fund’s ability to track the Index may be adversely affected. For tax efficiency purposes, a Fund may sell certain securities, and such sale may cause the Fund to realize a loss and, thus, the Fund’s performance to deviate from the performance of the Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Index.

Quantitative Investment Strategy Risk (DEF only)—The Fund seeks to track a quantitative strategy index, meaning that the Fund invests in securities comprising an index created by a proprietary quantitative model. The Fund’s return depends on the effectiveness of the model in screening securities for inclusion in the Index. The factors used in the model’s quantitative analysis and the weight placed on these factors may not accurately predict a security’s value. As a result, the Fund may have a lower return than if the Fund tracked an index based on a fundamental investment strategy, or an index that did not incorporate quantitative analysis.

Volatility Risk (OPD only)—Although the Index seeks the optimal level of diversification and higher returns from specific stock selections, there is no guarantee that these strategies will be successful.

There is no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Funds will continue to be met or will remain unchanged. In addition to the risks described above, there are certain other risks related to investing in the Funds. These risks are described further in each Fund’s Prospectus and Statement of Additional Information and at guggenheiminvestments.com.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 19

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	August 31, 2017

EEB Guggenheim BRIC ETF

Fund Statistics
Share Price	$36.03
Net Asset Value	$36.00
Premium to NAV	0.08%
Net Assets ($000)	$86,429

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2017
	One	Three	Five	Ten
	Year	Year	Year	Year
Guggenheim BRIC ETF
NAV	27.49%	0.52%	3.68%	1.15%
Market	28.05%	0.68%	3.75%	1.15%
The BNY Mellon BRIC
Select ADR Index/
The BNY Mellon
BRIC Select
DR Index[1]	28.59%	1.20%	4.40%	1.74%
MSCI Emerging
Markets Index	24.53%	2.38%	5.30%	2.43%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

The referenced index is unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.78%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was 0.64% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.75%. There is a contractual fee waiver currently in place for this Fund through December 31, 2019 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower. Please see Financial Highlights for recent expense ratios.

Portfolio Breakdown	% of Net Assets
Communications	33.5%
Energy	18.0%
Financial	15.8%
Basic Materials	10.0%
Consumer, Non-cyclical	8.7%
Technology	6.3%
Utilities	3.0%
Consumer, Cyclical	2.9%
Industrial	1.6%
Total Long-Term Investments	99.8%
Securities Lending Collateral	6.7%
Total Investments	106.5%
Other Assets & Liabilities, net	-6.5%
Net Assets	100.0%

Ten Largest Holdings	(% of Total Net Assets)
Alibaba Group Holding Ltd. ADR	11.6%
Baidu, Inc. ADR	4.0%
China Mobile Ltd.	3.7%
Vale S.A. ADR	3.4%
Itau Unibanco Holding S.A. ADR	2.7%
HDFC Bank Ltd. ADR	2.7%
Sberbank of Russia PJSC ADR	2.6%
JD.com, Inc. ADR	2.5%
Banco Bradesco S.A. ADR	2.4%
Infosys Ltd. ADR	2.1%
Top Ten Total	37.7%

“Ten Largest Holdings” excludes any temporary cash investments.

[1]	Benchmark returns reflect the blended return of the BNY Mellon BRIC Select ADR Index from 8/31/07 – 10/30/2013 and the return of the BNY Mellon BRIC Select DR Index, net of foreign withholding taxes, from 10/31/13 – 8/31/2017.

20 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2017

EEB Guggenheim BRIC ETF continued

This graph compares a hypothetical $10,000 investment in the Fund with a similar investment in the MSCI Emerging Markets Index. Results include the reinvestment of all distributions and capital gains. Past performance is no guarantee of future results. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The referenced index is unmanaged. It is not possible to invest directly in the MSCI Emerging Markets Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 21

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2017

DEF Guggenheim Defensive Equity ETF

Fund Statistics
Share Price	$43.25
Net Asset Value	$43.25
Premium to NAV	—%
Net Assets ($000)	$175,171

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2017
	One	Three	Five	Ten
	Year	Year	Year	Year
Guggenheim Defensive Equity ETF
NAV	13.08%	6.33%	10.95%	7.51%
Market	13.32%	6.31%	10.92%	7.52%
Sabrient Defensive
Equity Index/
Guggenheim
Defensive Equity
Index[1]	13.87%	6.94%	11.58%	8.19%
S&P 500 Index	16.23%	9.54%	14.34%	7.61%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The Standard and Poor’s Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation.

The referenced index is unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.61%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was 0.61% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.63%. There is a contractual fee waiver currently in place for this Fund through December 31, 2019 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower. Please see Financial Highlights for recent expense ratios.

Portfolio Breakdown	% of Net Assets
Consumer, Non-cyclical	28.6%
Financial	17.8%
Industrial	14.4%
Consumer, Cyclical	11.3%
Technology	9.1%
Communications	9.0%
Utilities	5.1%
Other	4.1%
Total Investments	99.4%
Other Assets & Liabilities, net	0.6%
Net Assets	100.0%

Ten Largest Holdings	(% of Total Net Assets)
CBOE Holdings, Inc.	1.1%
Raytheon Co.	1.1%
American Tower Corp. REIT — Class A	1.1%
Facebook, Inc. — Class A	1.1%
L3 Technologies, Inc.	1.1%
Harris Corp.	1.1%
Estee Lauder Cos., Inc. — Class A	1.1%
Cincinnati Financial Corp.	1.1%
AbbVie, Inc.	1.1%
Phillips 66	1.1%
Top Ten Total	11.0%

“Ten Largest Holdings” excludes any temporary cash investments.

[1]	The benchmark return reflects the blended return of the Sabrient Defensive Equity Index from 8/31/07 – 10/23/16 and the return of the Guggenheim Defensive Equity Index from 10/24/16 – 8/31/17.

22 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2017

DEF Guggenheim Defensive Equity ETF continued

This graph compares a hypothetical $10,000 investment in the Fund with a similar investment in the S&P 500 Index. Results include the reinvestment of all distributions and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation. The referenced index is unmanaged. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 23

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2017

DJD Guggenheim Dow Jones Industrial Average Dividend ETF

Fund Statistics
Share Price	$31.10
Net Asset Value	$31.07
Premium to NAV	0.10%
Net Assets ($000)	$10,875

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2017
		Since
	One	Inception
	Year	(12/16/15)
Guggenheim Dow Jones Industrial Average Dividend ETF
NAV	16.13%	15.56%
Market	16.37%	15.63%
Dow Jones Industrial Average® Yield
Weighted Index	16.57%	15.97%
Dow Jones Industrial Average Index	22.29%	17.04%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.35 per share for share price returns or initial net asset value (NAV) of $25.35 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Dow Jones Industrial Average is a price-weighted index of 30 U.S. blue-chip companies that meet certain size, listing and liquidity requirements.

The referenced index is unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

The Fund’s annual operating expense ratio of 0.30% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. Please see Financial Highlights for recent expense ratios.

Portfolio Breakdown	% of Net Assets
Consumer, Non-cyclical	22.0%
Industrial	19.9%
Consumer, Cyclical	13.0%
Technology	12.4%
Communications	11.1%
Financial	9.6%
Energy	8.9%
Basic Materials	2.5%
Total Investments	99.4%
Other Assets & Liabilities, net	0.6%
Net Assets	100.0%

Ten Largest Holdings	(% of Total Net Assets)
Verizon Communications, Inc.	5.6%
Boeing Co.	5.2%
Caterpillar, Inc.	5.0%
Coca-Cola Co.	4.7%
Chevron Corp.	4.6%
Pfizer, Inc.	4.6%
McDonald’s Corp.	4.5%
Exxon Mobil Corp.	4.3%
Wal-Mart Stores, Inc.	3.9%
Cisco Systems, Inc.	3.9%
Top Ten Total	46.3%

“Ten Largest Holdings” excludes any temporary cash investments.

24 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2017

DJD Guggenheim Dow Jones Industrial Average Dividend ETF continued

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Dow Jones Industrial Average Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The Dow Jones Industrial Average is a price-weighted index of 30 U.S. blue-chip companies that meet certain size, listing and liquidity requirements. The referenced index is unmanaged. It is not possible to invest directly in the Dow Jones Industrial Average Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 25

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2017

NFO Guggenheim Insider Sentiment ETF

Fund Statistics
Share Price	$57.51
Net Asset Value	$57.67
Discount to NAV	-0.28%
Net Assets ($000)	$72,128

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2017
	One	Three	Five	Ten
	Year	Year	Year	Year
Guggenheim Insider Sentiment ETF
NAV	16.79%	7.01%	12.72%	8.53%
Market	16.60%	6.93%	12.64%	8.51%
Sabrient Insider
Sentiment Index/
NASDAQ US
Insider
Sentiment
Index[1]	17.60%	7.56%	13.36%	9.17%
S&P 500 Index	16.23%	9.54%	14.34%	7.61%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The Standard and Poor’s 500 Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation.

The referenced index is unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.76%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was 0.61% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.74%. There is a contractual fee waiver currently in place for this Fund through December 31, 2019 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower. Please see Financial Highlights for recent expense ratios.

Portfolio Breakdown	% of Net Assets
Consumer, Non-cyclical	20.5%
Financial	18.0%
Industrial	16.6%
Technology	14.1%
Utilities	8.2%
Consumer, Cyclical	7.9%
Basic Materials	5.9%
Other	8.2%
Total Investments	99.4%
Other Assets & Liabilities, net	0.6%
Net Assets	100.0%

Ten Largest Holdings	(% of Total Net Assets)
NRG Energy, Inc.	1.4%
Exelixis, Inc.	1.3%
Boeing Co.	1.2%
Autodesk, Inc.	1.2%
Live Nation Entertainment, Inc.	1.2%
XPO Logistics, Inc.	1.2%
Trimble, Inc.	1.2%
HEICO Corp.	1.2%
CBOE Holdings, Inc.	1.1%
ON Semiconductor Corp.	1.1%
Top Ten Total	12.1%

“Ten Largest Holdings” excludes any temporary cash investments.

[1]	The benchmark return reflects the blended return of the Sabrient Insider Sentiment Index from 8/31/07 – 10/23/16 and the return of the NASDAQ US Insider Sentiment Index from 10/24/16 – 8/31/17.

26 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2017

NFO Guggenheim Insider Sentiment ETF continued

This graph compares a hypothetical $10,000 investment in the Fund with a similar investment in the Standard and Poor’s 500 Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The Standard and Poor’s 500 Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2017

OPD Guggenheim Large Cap Optimized Diversification ETF

Fund Statistics
Share Price	$26.70
Net Asset Value	$27.25
Discount to NAV	-2.02%
Net Assets ($000)	$1,362

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2017
		Since
	One	Inception
	Year	(04/19/16)
Guggenheim Large Cap Optimized Diversification ETF
NAV	6.39%	7.85%
Market	4.57%	6.20%
Wilshire Large Cap Optimized
Diversification IndexSM	6.89%	8.29%
Wilshire U.S. Large Cap IndexSM	16.56%	15.74%
S&P 500 Index	16.23%	15.27%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.10 per share for share price returns or initial net asset value (NAV) of $25.10 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Standard and Poor’s 500 Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation.

The referenced index is unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

The Fund’s annual operating expense ratio of 0.40% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. Please see Financial Highlights for recent expense ratios.

Portfolio Breakdown	% of Net Assets
Consumer, Non-cyclical	28.2%
Financial	19.6%
Consumer, Cyclical	16.3%
Communications	8.4%
Utilities	6.7%
Technology	6.4%
Energy	5.3%
Other	8.9%
Total Long-Term Investments	99.8%
Securities Lending Collateral	1.4%
Total Investments	101.2%
Other Assets & Liabilities, net	-1.2%
Net Assets	100.0%

Ten Largest Holdings	(% of Total Net Assets)
Alcoa Corp.	1.3%
ServiceMaster Global Holdings, Inc.	1.3%
Spirit Realty Capital, Inc. REIT	1.2%
Charter Communications, Inc. — Class A	1.2%
Newmont Mining Corp.	1.2%
Ionis Pharmaceuticals, Inc.	1.2%
CBOE Holdings, Inc.	1.2%
Liberty Media Corporation-Liberty Formula One — Class A	1.2%
National Retail Properties, Inc. REIT	1.1%
Cigna Corp.	1.1%
Top Ten Total	12.0%

“Ten Largest Holdings” excludes any temporary cash investments.

28 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2017

OPD Guggenheim Large Cap Optimized Diversification ETF continued

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard and Poor’s 500 Index. Results include the reinvestment of all distributions and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a broad based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 29

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2017

CZA Guggenheim Mid-Cap Core ETF

Fund Statistics
Share Price	$61.67
Net Asset Value	$61.60
Premium to NAV	0.11%
Net Assets ($000)	$203,284

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2017
	One	Three	Five	Ten
	Year	Year	Year	Year
Guggenheim Mid-Cap Core ETF
NAV	18.40%	8.64%	14.93%	10.16%
Market	18.67%	8.63%	14.92%	10.13%
Russell Midcap
Index	12.44%	7.32%	14.11%	8.14%
S&P 500 Index	16.23%	9.54%	14.34%	7.61%
S&P MidCap
400 Index	12.37%	8.07%	13.99%	8.87%
Zacks Mid-Cap
Core Index	19.56%	9.54%	16.04%	23.92%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The Standard and Poor’s 500 Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation.

The S&P MidCap 400® provides investors with a benchmark for midsized companies. The index covers over 7% of the U.S. equity market, and seeks to remain an accurate measure of midsized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis.

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.74%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was 0.65% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.74%. There is a contractual fee waiver currently in place for this Fund through December 31, 2019 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower. Please see Financial Highlights for recent expense ratios.

Portfolio Breakdown	% of Net Assets
Financial	37.2%
Industrial	17.9%
Utilities	17.8%
Consumer, Non-cyclical	9.2%
Consumer, Cyclical	5.4%
Energy	4.3%
Basic Materials	3.8%
Technology	3.7%
Total Long-Term Investments	99.3%
Securities Lending Collateral	1.1%
Total Investments	100.4%
Other Assets & Liabilities, net	-0.4%
Net Assets	100.0%

Ten Largest Holdings	(% of Total Net Assets)
Rockwell Collins, Inc.	2.2%
Rockwell Automation, Inc.	2.2%
Agilent Technologies, Inc.	2.2%
Coca-Cola European Partners plc	2.1%
DTE Energy Co.	2.1%
Eversource Energy	2.1%
Hartford Financial Services Group, Inc.	2.0%
Mohawk Industries, Inc.	2.0%
Boston Properties, Inc.	1.9%
KeyCorp	1.9%
Top Ten Total	20.7%

“Ten Largest Holdings” excludes any temporary cash investments.

30 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2017

CZA Guggenheim Mid-Cap Core ETF continued

This graph compares a hypothetical $10,000 investment in the Fund with a similar investment in the S&P 500 Index. Results include the reinvestment of all distributions and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a broad based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 31

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2017

CVY Guggenheim Multi-Asset Income ETF

Fund Statistics
Share Price	$21.08
Net Asset Value	$21.11
Discount to NAV	-0.14%
Net Assets ($000)	$346,144

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2017
	One	Three		Five	Ten
	Year	Year		Year	Year
Guggenheim Multi-Asset Income ETF
NAV	11.73%	(1.80%	)	4.31%	3.60%
Market	11.63%	(1.83%	)	4.25%	3.60%
Zacks Multi-Asset
Income Index	12.51%	(1.27%	)	5.06%	4.38%
S&P 500 Index	16.23%	9.54%		14.34%	7.61%
Dow Jones U.S. Select
Dividend Index	10.85%	10.26%		14.13%	7.31%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The Standard and Poor’s 500 Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation.

The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.73%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was 0.65% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.72%. There is a contractual fee waiver currently in place for this Fund through December 31, 2019 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower. Please see Financial Highlights for recent expense ratios.

Portfolio Breakdown	% of Net Assets
Financial	30.1%
Consumer, Cyclical	12.4%
Consumer, Non-cyclical	10.3%
Energy	10.3%
Closed-End Funds	9.8%
Utilities	7.6%
Technology	5.8%
Other	12.9%
Total Long-Term Investments	99.2%
Securities Lending Collateral	4.3%
Total Investments	103.5%
Other Assets & Liabilities, net	(3.5%)
Net Assets	100.0%

Ten Largest Holdings	(% of Total Net Assets)
SunCoke Energy Partners, LP	1.6%
Gilead Sciences, Inc.	1.3%
T. Rowe Price Group, Inc.	1.2%
VF Corp.	1.2%
Sunoco, LP	1.2%
Bank of America Corp. 7.25%	1.1%
Belden, Inc. 6.75%	1.1%
Amgen, Inc.	1.1%
Wells Fargo & Co. 7.50%	1.1%
AbbVie, Inc.	1.1%
Top Ten Total	12.0%

“Ten Largest Holdings” excludes any temporary cash investments.

32 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2017

CVY Guggenheim Multi-Asset Income ETF continued

This graph compares a hypothetical $10,000 investment in the Fund with a similar investment in the S&P 500 Index. Results include the reinvestment of all distributions and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stock chose for market size, liquidity and industry group representation. The referenced index is unmanaged. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 33

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2017

RYJ Guggenheim Raymond James SB-1 Equity ETF

Fund Statistics
Share Price	$39.32
Net Asset Value	$39.34
Discount to NAV	-0.05%
Net Assets ($000)	$185,801

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2017
	One	Three	Five	Ten
	Year	Year	Year	Year
Guggenheim Raymond James SB-1 Equity ETF
NAV	11.00%	4.66%	12.49%	7.52%
Market	10.88%	4.62%	12.49%	8.90%
Raymond
James SB-1
Equity
Index	11.76%	5.35%	13.23%	8.39%
S&P MidCap
400 Index	12.37%	8.07%	13.99%	8.87%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The S&P MidCap 400® Index provides investors with a benchmark for mid-sized companies. The index covers over 7% of the U.S. equity market, and seeks to remain an accurate measure of mid-sized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis.

The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

The Fund’s annual operating expense ratio of 0.75% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. Please see Financial Highlights for recent expense ratios.

Portfolio Breakdown	% of Net Assets
Energy	22.1%
Financial	21.5%
Consumer, Non-cyclical	16.7%
Consumer, Cyclical	14.5%
Industrial	8.7%
Communications	7.6%
Technology	6.9%
Other	1.8%
Total Long-Term Investments	99.8%
Securities Lending Collateral	6.1%
Total Investments	105.9%
Other Assets & Liabilities, net	-5.9%
Net Assets	100.0%

Ten Largest Holdings	(% of Total Net Assets)
Paratek Pharmaceuticals, Inc.	0.9%
Beacon Roofing Supply, Inc.	0.7%
BroadSoft, Inc.	0.7%
Flexion Therapeutics, Inc.	0.7%
TG Therapeutics, Inc.	0.7%
RingCentral, Inc. — Class A	0.7%
Biogen, Inc.	0.7%
Iridium Communications, Inc.	0.7%
Antero Midstream Partners, LP	0.7%
Western Refining Logistics, LP	0.7%
Top Ten Total	7.2%

“Ten Largest Holdings” excludes any temporary cash investments.

34 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2017

RYJ Guggenheim Raymond James SB-1 Equity ETF continued

This graph compares a hypothetical $10,000 investment in the Fund with a similar investment in the S&P MidCap 400 Index. Results include the reinvestment of all distributions and capital gains. Past performance is no guarantee of future results. The S&P MidCap 400 Index provides investors with a benchmark for mid-sized companies. The index covers over 7% of the U.S. equity market, and seeks to remain an accurate measure of mid-sized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis. The referenced index is unmanaged. It is not possible to invest directly in the S&P MidCap 400 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 35

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2017

CSD Guggenheim S&P Spin-Off ETF

Fund Statistics
Share Price	$49.34
Net Asset Value	$49.42
Discount to NAV	-0.16%
Net Assets ($000)	$195,208

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2017
	One	Three	Five	Ten
	Year	Year	Year	Year
Guggenheim S&P Spin-Off ETF
NAV	18.39%	4.07%	14.67%	6.88%
Market	18.19%	4.02%	14.56%	6.88%
Beacon Spin-Off
Index/S&P
U.S. Spin-Off
Index[1]	19.02%	4.42%	15.26%	7.49%
Russell Midcap
Index	12.44%	7.32%	14.11%	8.14%
S&P 500 Index	16.23%	9.54%	14.34%	7.61%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The Standard and Poor’s 500 Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation.

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.71%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was 0.64% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.64%. There is a contractual fee waiver currently in place for this Fund through December 31, 2019 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower. Please see Financial Highlights for recent expense ratios.

Portfolio Breakdown	% of Net Assets
Financial	23.9%
Industrial	17.0%
Technology	14.7%
Communications	14.5%
Consumer, Non-cyclical	13.9%
Basic Materials	8.7%
Consumer, Cyclical	4.6%
Other	2.7%
Total Long-Term Investments	100.0%
Securities Lending Collateral	3.3%
Total Investments	103.3%
Other Assets & Liabilities, net	-3.3%
Net Assets	100.0%

Ten Largest Holdings	(% of Total Net Assets)
PayPal Holdings, Inc.	7.8%
Synchrony Financial	7.7%
Hewlett Packard Enterprise Co.	7.6%
Fortive Corp.	6.9%
CDK Global, Inc.	3.3%
Chemours Co.	3.2%
Liberty Media Corporation-Liberty SiriusXM — Class C	2.8%
Gaming and Leisure Properties, Inc.	2.7%
Keysight Technologies, Inc.	2.7%
Allegion plc	2.6%
Top Ten Total	47.3%

“Ten Largest Holdings” excludes any temporary cash investments.

[1]	The benchmark return reflects the blended return of the Beacon Spin-Off Index from 8/31/07 – 5/19/16 and the return of the S&P U.S. Spin-Off Index from 5/20/16 – 8/31/17.

36 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2017

CSD Guggenheim S&P Spin-Off ETF continued

This graph compares a hypothetical $10,000 investment in the Fund with a similar investment in the S&P 500 Index. Results include the reinvestment of all distributions and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a broad based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 37

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2017

WMCR Wilshire Micro-Cap ETF

Fund Statistics
Share Price	$31.09
Net Asset Value	$31.13
Discount to NAV	-0.13%
Net Assets ($000)	$28,041

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2017
	One	Three	Five	Ten
	Year	Year	Year	Year
Wilshire Micro-Cap ETF
NAV	17.57%	6.77%	13.47%	3.84%
Market	17.26%	6.84%	13.54%	3.86%
Sabrient Stealth
Index/Wilshire
Micro-Cap
IndexSM1	17.69%	6.02%	13.01%	3.28%
Russell 2000
Index	14.91%	7.67%	13.15%	7.38%
S&P 500 Index	16.23%	9.54%	14.34%	7.61%
Wilshire Micro-Cap IndexSM	17.69%	6.02%	13.02%	6.41%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The Standard and Poor’s 500 Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

The Fund’s annual operating expense ratio of 0.50% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. Please see Financial Highlights for recent expense ratios.

Portfolio Breakdown	% of Net Assets
Financial	31.1%
Consumer, Non-cyclical	26.9%
Industrial	10.5%
Consumer, Cyclical	10.4%
Communications	6.9%
Technology	6.5%
Energy	4.5%
Other	3.0%
Total Long-Term Investments	99.8%
Securities Lending Collateral	19.0%
Total Investments	118.8%
Other Assets & Liabilities, net	-18.8%
Net Assets	100.0%

Ten Largest Holdings	(% of Total Net Assets)
Straight Path Communications, Inc. — Class B	1.4%
Tidewater, Inc.	0.7%
Paratek Pharmaceuticals, Inc.	0.6%
LeMaitre Vascular, Inc.	0.6%
Akebia Therapeutics, Inc.	0.6%
Sutherland Asset Management Corp.	0.6%
AxoGen, Inc.	0.5%
United Insurance Holdings Corp.	0.5%
Preferred Apartment Communities, Inc. — Class A REIT	0.5%
Hooker Furniture Corp.	0.5%
Top Ten Total	6.5%

“Ten Largest Holdings” excludes any temporary cash investments.

[1]	The benchmark return reflects the blended return of the Sabrient Stealth Index from 8/31/07 - 08/19/10 and the return of the Wilshire US Micro-Cap Index from 8/20/10 – 08/31/17.

38 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2017

WMCR Wilshire Micro-Cap ETF continued

This graph compares a hypothetical $10,000 investment in the Fund with a similar investment in the S&P 500 Index. Results include the reinvestment of all distributions and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation. The referenced index is unmanaged. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed,may be worth more or less than their original investment.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 39

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2017

WREI Wilshire US REIT ETF

Fund Statistics
Share Price	$46.53
Net Asset Value	$47.28
Discount to NAV	-1.59%
Net Assets ($000)	$21,275

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2017
	One		Three	Five	Inception
	Year		Year	Year	(03/09/10)
Wilshire US REIT ETF
NAV	(2.36%	)	7.10%	8.73%	12.16%
Market	(4.06%	)	6.60%	8.33%	11.91%
FTSE NAREIT Equity
REIT Index	1.85%		8.37%	9.87%	12.94%
Wilshire US REIT Index	(1.97%	)	7.50%	9.13%	12.48%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.28 per share for share price returns or initial net asset value (NAV) of $25.28 per share for NAV returns. Returns for periods of less than one year are not annualized.

The FTSE NAREIT Equity REIT Index is a free float-adjusted index of REITs that own, manage and lease investment-grade commercial real estate.

The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

The Fund’s annual operating expense ratio of 0.32% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. Please see Financial Highlights for recent expense ratios.

Portfolio Breakdown	% of Net Assets
REITs-Apartments	16.8%
REITs-Diversified	15.6%
REITs-Office Property	13.2%
REITs-Health Care	12.8%
REITs-Regional Malls	10.1%
REITs-Warehouse/Industries	8.7%
REITs-Shopping Centers	7.2%
Other	15.1%
Total Long-Term Investments	99.5%
Securities Lending Collateral	1.2%
Total Investments	100.7%
Other Assets & Liabilities, net	-0.7%
Net Assets	100.0%

Ten Largest Holdings	(% of Total Net Assets)
Simon Property Group, Inc.	6.7%
Equinix, Inc.	5.0%
Prologis, Inc.	4.6%
Public Storage	4.3%
Welltower, Inc.	3.7%
AvalonBay Communities, Inc.	3.5%
Equity Residential	3.4%
Ventas, Inc.	3.3%
Digital Realty Trust, Inc.	2.6%
Boston Properties, Inc.	2.5%
Top Ten Total	39.6%

“Ten Largest Holdings” excludes any temporary cash investments.

40 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2017

WREI Wilshire US REIT ETF continued

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the FTSE NAREIT Equity REIT Index. Results include the reinvestment of all distributions and capital gains. Past performance is no guarantee of future results. The FTSE NAREIT Equity REIT Index is a free float-adjusted index of REITs that own, manage and lease investment-grade commercial real-estate. The referenced index is unmanaged. It is not possible to invest directly in the FTSE NAREIT Equity REIT Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 41

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)	August 31, 2017

Shareholder Expense Example
As a shareholder of the Funds, you incur transaction costs such as creation and redemption fees or brokerage charges, and ongoing costs including advisory fees, trustee fees and, if applicable, distribution fees. All other Trust expenses are paid by the advisor. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example in the table is based on an investment of $1,000 invested on February 28, 2017 and held for the six months ended August 31, 2017.

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first table under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes
The second table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

			Beginning	Ending
			Account	Account	Expenses
			Value	Value	Paid
	Expense	Fund	February	August	During
	Ratio[1]	Return	28, 2017	31, 2017	Period[2]
Table 1. Based on actual Fund return[3]
Guggenheim BRIC ETF	0.64%	15.20%	$1,000.00	$1,152.00	$3.47
Guggenheim Defensive Equity ETF	0.60%	4.90%	1,000.00	1,048.99	3.10
Guggenheim Dow Jones Industrial Average Dividend ETF	0.30%	4.81%	1,000.00	1,048.12	1.55
Guggenheim Insider Sentiment ETF	0.60%	9.31%	1,000.00	1,093.08	3.17
Guggenheim Large Cap Optimized Diversification ETF	0.40%	2.91%	1,000.00	1,029.07	2.05
Guggenheim Mid-Cap Core ETF	0.65%	5.93%	1,000.00	1,059.34	3.37
Guggenheim Multi-Asset Income ETF	0.65%	3.35%	1,000.00	1,033.50	3.33
Guggenheim Raymond James SB-1 Equity ETF	0.75%	(1.21)%	1,000.00	987.95	3.76
Guggenheim S&P Spin-Off ETF	0.63%	8.33%	1,000.00	1,083.29	3.31
Wilshire Micro-Cap ETF	0.50%	3.84%	1,000.00	1,038.37	2.57
Wilshire US REIT ETF	0.32%	(0.54)%	1,000.00	994.58	1.61

42 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) continued	August 31, 2017

			Beginning	Ending	Expenses
			Account	Account	Paid
	Expense	Fund	Value	Value	During
	Ratio[1]	Return	February 28, 2017	August 31, 2017	Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
Guggenheim BRIC ETF	0.64%	5.00%	$1,000.00	$1,021.98	$3.26
Guggenheim Defensive Equity ETF	0.60%	5.00%	1,000.00	1,022.18	3.06
Guggenheim Dow Jones Industrial Average Dividend ETF	0.30%	5.00%	1,000.00	1,023.69	1.53
Guggenheim Insider Sentiment ETF	0.60%	5.00%	1,000.00	1,022.18	3.06
Guggenheim Large Cap Optimized Diversification ETF	0.40%	5.00%	1,000.00	1,023.19	2.04
Guggenheim Mid-Cap Core ETF	0.65%	5.00%	1,000.00	1,021.93	3.31
Guggenheim Multi-Asset Income ETF	0.65%	5.00%	1,000.00	1,021.93	3.31
Guggenheim Raymond James SB-1 Equity ETF	0.75%	5.00%	1,000.00	1,021.42	3.82
Guggenheim S&P Spin-Off ETF	0.63%	5.00%	1,000.00	1,022.03	3.21
Wilshire Micro-Cap ETF	0.50%	5.00%	1,000.00	1,022.68	2.55
Wilshire US REIT ETF	0.32%	5.00%	1,000.00	1,023.59	1.63

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.
[2]	Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
[3]	Actual cumulative return at net asset value for the period February 28, 2017 to August 31, 2017.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS	August 31, 2017

EEB Guggenheim BRIC ETF

	Shares	Value
COMMON STOCKS† – 94.9%
Communications – 33.5%
Alibaba Group Holding Ltd. ADR*	58,208	$9,996,642
Baidu, Inc. ADR*	15,128	3,449,940
China Mobile Ltd.	303,205	3,215,508
JD.com, Inc. ADR*	52,241	2,189,420
Ctrip.com International Ltd. ADR*	25,337	1,303,589
China Unicom Hong Kong Ltd.*	772,883	1,125,781
China Telecom Corporation Ltd. — Class H	1,796,460	922,739
Telefonica Brasil S.A. ADR	54,069	832,663
58.com, Inc. ADR*	12,035	753,752
Weibo Corp. ADR*,1	7,150	722,865
Mobile TeleSystems PJSC ADR	65,995	659,290
Autohome, Inc. ADR*,1	7,419	476,819
Vipshop Holdings Ltd. ADR*	47,346	440,791
YY, Inc. ADR*	5,827	435,393
Mail.Ru Group Ltd. GDR*	14,160	420,410
TIM Participacoes S.A. ADR	21,833	388,846
Baozun Inc. ADR*,1	8,085	219,831
Bitauto Holdings Ltd. ADR*	6,134	219,597
Veon Ltd[1]	48,083	202,910
Fang Holdings Ltd. ADR*,1	52,168	193,022
21Vianet Group, Inc. ADR*,1	33,667	174,732
Videocon d2h Ltd. ADR*	18,907	174,701
MegaFon OAO GDR	17,522	172,767
Tuniu Corp ADR*,1	21,950	164,625
Sistema PJSC FC GDR	39,015	161,912
Total Communications		29,018,545

Energy – 16.4%
LUKOIL PJSC ADR	33,008	1,658,653
Gazprom PJSC ADR	375,109	1,496,686
China Petroleum & Chemical Corp. — Class H	1,952,075	1,494,027
CNOOC Ltd.	1,239,353	1,482,197
Tatneft PJSC ADR	32,361	1,289,586
Petroleo Brasileiro S.A. ADR*	136,711	1,227,665
PetroChina Company Ltd. — Class H	1,847,032	1,179,993
Ultrapar Participacoes S.A. ADR[1]	39,329	915,579
Novatek PJSC GDR	8,632	912,402
Rosneft Oil Company PJSC GDR	151,804	789,381
Reliance Industries Ltd. GDR[2]	14,173	700,855
Surgutneftegas OJSC ADR	123,168	563,370
JinkoSolar Holding Company Ltd. ADR*,1	10,225	284,561
JA Solar Holdings Company Ltd. ADR*,1	28,595	191,015
Total Energy		14,185,970

Financial – 13.2%
HDFC Bank Ltd. ADR	23,587	2,298,081
Sberbank of Russia PJSC ADR	166,288	2,269,831
Banco Bradesco S.A. ADR	191,067	2,032,953
China Life Insurance Company Ltd. — Class H	466,694	1,496,722
ICICI Bank Ltd. ADR	121,219	1,135,822
VTB Bank PJSC GDR	330,841	739,099
Axis Bank Ltd. GDR	12,452	480,025
State Bank of India GDR	6,671	287,520
TCS Group Holding plc GDR	15,096	226,440
Banco Santander Brasil S.A. ADR	23,135	203,819
Etalon Group plc GDR	51,298	201,088
Total Financial		11,371,400

Basic Materials – 10.0%
Vale S.A. ADR	263,340	2,915,174
MMC Norilsk Nickel PJSC ADR	86,802	1,453,934
Vedanta Ltd. ADR	45,283	887,547
Gerdau S.A. ADR	121,774	451,782
Fibria Celulose S.A. ADR	30,890	406,512
Aluminum Corporation of China Ltd. — Class H*,1	543,361	401,978
Severstal PJSC GDR	24,092	380,895
Sinopec Shanghai Petrochemical Company Ltd. — Class H	480,457	299,577
Novolipetsk Steel PJSC GDR	11,680	277,166
Cia Siderurgica Nacional S.A. ADR*,1	95,418	258,583
Braskem S.A. ADR[1]	10,562	254,861
Magnitogorsk Iron & Steel Works PJSC GDR	27,243	249,273
Mechel PJSC*	35,828	203,503
PhosAgro PJSC GDR	13,344	185,482
Total Basic Materials		8,626,267

Consumer, Non-cyclical – 8.1%
Ambev S.A. ADR	275,354	1,723,716
Magnit PJSC GDR	26,748	1,117,799
TAL Education Group ADR	35,796	1,089,272
BRF S.A. ADR*,1	78,098	1,049,637
X5 Retail Group N.V. GDR*	13,768	561,734
BeiGene Ltd*,1	6,159	424,478
Dr Reddy’s Laboratories Ltd. ADR	10,915	351,354
Ros Agro plc GDR	17,539	210,468
Cherkizovo Group PJSC GDR	13,107	186,775
Tarena International, Inc.	9,933	140,254
QIWI plc ADR	8,304	136,601
Total Consumer, Non-cyclical		6,992,088

See notes to financial statements.
44 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2017

EEB Guggenheim BRIC ETF continued

	Shares	Value
COMMON STOCKS† – 94.9% (continued)
Technology – 6.3%
Infosys Ltd. ADR	123,755	$1,856,326
NetEase, Inc. ADR	4,664	1,286,517
Wipro Ltd. ADR[1]	145,112	861,965
Semiconductor Manufacturing International Corp.*,1	507,884	477,615
WNS Holdings Ltd. ADR*	6,965	243,775
Momo, Inc. ADR*	4,967	191,379
Changyou.com Ltd. ADR*	4,721	188,934
NQ Mobile, Inc. — Class A ADR*,1	51,730	172,261
Cheetah Mobile Inc ADR*,1	15,386	140,320
Total Technology		5,419,092

Utilities – 2.9%
CPFL Energia S.A. ADR	40,327	691,608
Cia de Saneamento Basico do Estado de Sao Paulo ADR	46,057	469,321
Huaneng Power International, Inc. — Class H	567,139	371,018
Cia Energetica de Minas Gerais ADR[1]	115,669	304,209
Centrais Eletricas Brasileiras S.A. ADR*,1	45,358	254,458
RusHydro PJSC ADR	176,547	249,814
Cia Paranaense de Energia ADR	21,666	197,594
Total Utilities		2,538,022

Consumer, Cyclical – 2.9%
Tata Motors Ltd. ADR*	26,130	780,241
China Lodging Group Ltd.*	4,219	478,899
Gol Linhas Aereas Inteligentes S.A. ADR*,1	14,616	260,896
Lenta Ltd. GDR*	38,911	243,194
China Southern Airlines Company Ltd. — Class H	295,981	231,068
500.com Ltd. ADR*,1	19,384	200,431
China Eastern Airlines Corporation Ltd. — Class H	310,889	171,206
Mahindra & Mahindra Ltd. GDR	6,024	125,600
Total Consumer, Cyclical		2,491,535

Industrial – 1.6%
Embraer S.A. ADR	22,404	508,571
Larsen & Toubro Ltd. GDR	15,009	265,659
Globaltrans Investment plc GDR	22,350	226,853
Guangshen Railway Company Ltd. — Class H	340,321	185,239
ZTO Express Cayman, Inc. ADR*,1	12,476	170,297
Total Industrial		1,356,619
Total Common Stocks
(Cost $78,873,444)		81,999,538

PREFERRED STOCKS† – 4.9%

Financial – 2.7%
Itau Unibanco Holding S.A. ADR	181,900	$2,322,863

Energy – 1.6%
Petroleo Brasileiro S.A. ADR*,1	158,774	1,376,571

Consumer, Non-cyclical – 0.6%
Cia Brasileira de Distribuicao ADR*	22,120	502,124
Total Preferred Stocks
(Cost $9,363,399)		4,201,558

	Face
	Amount	Value
SECURITIES LENDING COLLATERAL††,3 – 6.7%
Repurchase Agreements
Daiwa Capital Markets America
issued 08/31/17 at 1.10%
due 09/01/17	$1,351,361	$1,351,361
Merrill Lynch, Pierce, Fenner & Smith, Inc.
issued 08/31/17 at 1.08%
due 09/01/17	1,351,361	1,351,361
RBC Dominion Securities, Inc.
issued 08/31/17 at 1.05%
due 09/01/17	1,351,361	1,351,361
Citibank
issued 08/31/17 at 1.08%
due 09/01/17	1,351,361	1,351,361
J.P. Morgan Securities LLC
issued 08/31/17 at 1.06%
due 09/01/17	400,450	400,450
Total Securities Lending Collateral
(Cost $5,805,894)		5,805,894
Total Investments – 106.5%
(Cost $94,042,737)		$92,006,990
Other Assets & Liabilities, net – (6.5)%		(5,577,801)
Total Net Assets – 100.0%		$86,429,189

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at August 31, 2017 — See Note 6.
2	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) liquid securities is $700,855 (cost $500,881), or 0.8% of total net assets.
3	Securities lending collateral — See Note 6.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
plc	Public Limited Company

See Sector Classification in Other Information section.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS continued	August 31, 2017

EEB Guggenheim BRIC ETF continued

Country Diversification
% of Long-Term
Country	Investments
China	45.0%
Brazil	22.7%
Russian Federation	19.7%
India	12.1%
Cyprus	0.3%
Netherlands	0.2%
Total Long-Term Investments	100.0%

Currency Denomination
% of Long-Term
Currency	Investments
United States Dollar	84.1%
Hong Kong Dollar	15.1%
Chinese Yuan Renminbi	0.8%
Total Long-Term Investments	100.0%

The following table summarizes the inputs used to value the Fund’s investments at August 31, 2017 (See Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
	Level 1	Significant	Significant
Investments in	Quoted	Observable	Unobservable
Securities (Assets)	Prices	Inputs	Inputs	Total
Common Stocks	$81,999,538	$—	$—	$81,999,538
Preferred Stocks	4,201,558	—	—	4,201,558
Securities Lending
Collateral	—	5,805,894	—	5,805,894
Total Assets	$86,201,096	$5,805,894	$—	$92,006,990

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended August 31, 2017, there were no transfers between levels.

See notes to financial statements.
46 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2017

DEF Guggenheim Defensive Equity ETF

	Shares	Value
COMMON STOCKS† – 99.4%
Consumer, Non-cyclical – 28.6%
Estee Lauder Cos., Inc. — Class A	18,155	$1,942,403
AbbVie, Inc.	25,485	1,919,020
UnitedHealth Group, Inc.	9,563	1,902,081
Cintas Corp.	14,074	1,900,131
Intuitive Surgical, Inc.*	1,880	1,888,780
Pfizer, Inc.	54,753	1,857,222
S&P Global, Inc.	12,000	1,851,960
Aetna, Inc.	11,713	1,847,140
Becton Dickinson and Co.	9,098	1,814,505
Cooper Cos., Inc.	7,207	1,807,732
Eli Lilly & Co.	22,070	1,794,070
Johnson & Johnson	13,400	1,773,758
Clorox Co.	12,738	1,764,596
Molson Coors Brewing Co. — Class B	19,515	1,751,472
Merck & Co., Inc.	27,351	1,746,635
Western Union Co.	91,589	1,732,864
PepsiCo, Inc.	14,969	1,732,362
Stryker Corp.	12,130	1,714,818
Danaher Corp.	20,509	1,710,861
Dr Pepper Snapple Group, Inc.	18,739	1,706,186
Sysco Corp.	32,002	1,685,545
Church & Dwight Company, Inc.	32,897	1,650,442
Medtronic plc	20,378	1,642,874
Henry Schein, Inc.*	9,450	1,641,276
McCormick & Co., Inc.	16,542	1,573,640
Kraft Heinz Co.	18,685	1,508,814
Altria Group, Inc.	23,173	1,469,168
Conagra Brands, Inc.	44,436	1,442,393
JM Smucker Co.	13,387	1,402,422
Total Consumer, Non-cyclical		50,175,170

Financial – 17.8%
CBOE Holdings, Inc.	19,713	1,988,846
American Tower Corp. REIT — Class A	13,292	1,967,880
Cincinnati Financial Corp.	25,188	1,935,446
Nasdaq, Inc.	25,174	1,897,616
Progressive Corp.	40,794	1,896,105
Visa, Inc. — Class A	18,234	1,887,584
Mastercard, Inc. — Class A	13,996	1,865,667
Equinix, Inc. REIT	3,976	1,862,398
Allstate Corp.	20,404	1,846,562
CME Group, Inc. — Class A	14,673	1,845,863
Intercontinental Exchange, Inc.	27,540	1,781,012
U.S. Bancorp	34,261	1,755,876
Discover Financial Services	29,512	1,739,732
Boston Properties, Inc. REIT	14,393	1,735,796
AvalonBay Communities, Inc. REIT	8,997	1,689,007
XL Group Ltd.	41,226	1,688,617
Vornado Realty Trust REIT	19,045	1,418,662
JBG SMITH Properties REIT*	9,522	311,655
Total Financial		31,114,324

Industrial – 14.4%
Raytheon Co.	10,903	1,984,454
L3 Technologies, Inc.	10,764	1,953,451
Harris Corp.	15,863	1,949,563
Northrop Grumman Corp.	6,880	1,872,805
Amphenol Corp. — Class A	23,078	1,867,934
Stanley Black & Decker, Inc.	12,728	1,832,832
PerkinElmer, Inc.	27,080	1,814,089
General Dynamics Corp.	8,810	1,773,894
Allegion plc	22,368	1,760,585
3M Co.	8,546	1,746,118
Ball Corp.	43,017	1,720,250
Corning, Inc.	59,413	1,708,718
Illinois Tool Works, Inc.	12,119	1,666,484
Snap-on, Inc.	10,890	1,607,037
Total Industrial		25,258,214

Consumer, Cyclical – 11.3%
McDonald’s Corp.	11,532	1,844,773
NIKE, Inc. — Class B	32,916	1,738,294
Wal-Mart Stores, Inc.	22,136	1,728,158
TJX Cos., Inc.	23,616	1,707,437
Home Depot, Inc.	11,307	1,694,580
Lowe’s Cos., Inc.	22,523	1,664,224
Ross Stores, Inc.	28,210	1,648,875
Genuine Parts Co.	19,078	1,580,231
Darden Restaurants, Inc.	19,034	1,562,501
Leggett & Platt, Inc.	33,792	1,553,418
Starbucks Corp.	27,592	1,513,697
Costco Wholesale Corp.	9,616	1,507,212
Total Consumer, Cyclical		19,743,400

Technology – 9.1%
Adobe Systems, Inc.*	12,200	1,892,953
Fidelity National Information Services, Inc.	20,244	1,881,072
Microsoft Corp.	24,204	1,809,733
Texas Instruments, Inc.	21,138	1,750,650
Intuit, Inc.	12,341	1,745,634

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS continued	August 31, 2017

DEF Guggenheim Defensive Equity ETF continued

	Shares	Value
COMMON STOCKS† – 99.4% (continued)
Technology – 9.1% (continued)
Fiserv, Inc.*	14,006	$1,732,682
Xilinx, Inc.	25,816	1,705,405
Intel Corp.	48,320	1,694,582
Paychex, Inc.	29,541	1,684,723
Total Technology		15,897,434

Communications – 9.0%
Facebook, Inc. — Class A*	11,443	1,967,853
Verizon Communications, Inc.	37,680	1,807,510
Motorola Solutions, Inc.	20,331	1,791,568
Cisco Systems, Inc.	55,429	1,785,368
Amazon.com, Inc.*	1,735	1,701,341
Comcast Corp. — Class A	41,826	1,698,554
AT&T, Inc.	45,204	1,693,342
Alphabet, Inc. — Class C*	1,786	1,677,643
Walt Disney Co.	16,542	1,674,050
Total Communications		15,797,229

Utilities – 5.1%
NextEra Energy, Inc.	12,289	1,849,617
Ameren Corp.	30,798	1,847,572
PG&E Corp.	25,385	1,786,596
American Electric Power Company, Inc.	24,127	1,776,471
PPL Corp.	44,178	1,733,545
Total Utilities		8,993,801

Energy – 3.1%
Phillips 66	22,766	1,908,018
Chevron Corp.	16,884	1,817,056
Schlumberger Ltd.	25,515	1,620,458
Total Energy		5,345,532

Basic Materials – 1.0%
Dow Chemical Co.	27,385	1,825,210
Total Common Stocks
(Cost $162,617,485)		174,150,314
Total Investments – 99.4%
(Cost $162,617,485)		$174,150,314
Other Assets & Liabilities, net – 0.6%		1,021,097
Total Net Assets – 100.0%		$175,171,411

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.

plc	Public Limited Company
REIT	Real Estate Investment Trust

See Sector Classification in Other Information section.

Country Diversification
% of Long-Term
Country	Investments
United States	96.1%
Ireland	2.0%
Bermuda	1.0%
CW	0.9%
Total Long-Term Investments	100.0%

The following table summarizes the inputs used to value the Fund’s investments at August 31, 2017 (See Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
	Level 1	Significant	Significant
Investments in	Quoted	Observable	Unobservable
Securities (Assets)	Prices	Inputs	Inputs	Total
Common Stocks	$174,150,314	$—	$—	$174,150,314
Total Assets	$174,150,314	$—	$—	$174,150,314

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended August 31, 2017, there were no transfers between levels.

See notes to financial statements.
48 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2017

DJD Guggenheim Dow Jones Industrial Average Dividend ETF

	Shares	Value
COMMON STOCKS† – 99.4%
Consumer, Non-cyclical – 22.0%
Coca-Cola Co.	11,187	$509,568
Pfizer, Inc.	14,751	500,354
Procter & Gamble Co.	4,332	399,714
Merck & Co., Inc.	5,836	372,687
Johnson & Johnson	2,784	368,518
UnitedHealth Group, Inc.	1,192	237,089
Total Consumer, Non-cyclical		2,387,930

Industrial – 19.9%
Boeing Co.	2,366	567,036
Caterpillar, Inc.	4,629	543,861
3M Co.	1,770	361,646
General Electric Co.	14,265	350,206
United Technologies Corp.	2,806	335,934
Total Industrial		2,158,683

Consumer, Cyclical – 13.0%
McDonald’s Corp.	3,087	493,827
Wal-Mart Stores, Inc.	5,503	429,619
Home Depot, Inc.	2,245	336,458
NIKE, Inc. — Class B	2,995	158,166
Total Consumer, Cyclical		1,418,070

Technology – 12.4%
Microsoft Corp.	5,038	376,691
Intel Corp.	10,731	376,336
International Business Machines Corp.	2,350	336,121
Apple, Inc.	1,604	263,056
Total Technology		1,352,204

Communications – 11.1%
Verizon Communications, Inc.	12,650	606,821
Cisco Systems, Inc.	13,287	427,974
Walt Disney Co.	1,714	173,457
Total Communications		1,208,252

Financial – 9.6%
Travelers Cos., Inc.	2,394	290,105
JPMorgan Chase & Co.	3,114	283,031
American Express Co.	2,702	232,642
Goldman Sachs Group, Inc.	566	126,637
Visa, Inc. — Class A	1,121	116,046
Total Financial		1,048,461

Energy – 8.9%
Chevron Corp.	4,656	501,079
Exxon Mobil Corp.	6,063	462,789
Total Energy		963,868

Basic Materials – 2.5%
EI du Pont de Nemours & Co.	3,211	269,499
Total Common Stocks
(Cost $10,344,668)		10,806,967
Total Investments – 99.4%
(Cost $10,344,668)		$10,806,967
Other Assets & Liabilities, net – 0.6%		68,249
Total Net Assets – 100.0%		$10,875,216

†	Value determined based on Level 1 inputs — See Note 4.

See Sector Classification in Other Information section.

Country Diversification
% of Long-Term
Country	Investments
United States	100.0%

The following table summarizes the inputs used to value the Fund’s investments at August 31, 2017 (See Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
	Level 1	Significant	Significant
Investments in	Quoted	Observable	Unobservable
Securities (Assets)	Prices	Inputs	Inputs	Total
Common Stocks	$10,806,967	$—	$—	$10,806,967
Total Assets	$10,806,967	$—	$—	$10,806,967

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended August 31, 2017, there were no transfers between levels.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS continued	August 31, 2017

NFO Guggenheim Insider Sentiment ETF

	Shares	Value
COMMON STOCKS† – 99.4%
Consumer, Non-cyclical – 20.5%
Exelixis, Inc.*	32,104	$938,721
Live Nation Entertainment, Inc.*	21,553	861,257
Global Payments, Inc.	8,330	795,432
AbbVie, Inc.	10,553	794,641
S&P Global, Inc.	5,121	790,324
Abbott Laboratories	15,472	788,144
Zoetis, Inc.	12,429	779,298
ManpowerGroup, Inc.	6,713	748,567
Laboratory Corp. of America Holdings*	4,700	737,289
Johnson & Johnson	5,532	732,271
Hill-Rom Holdings, Inc.	9,468	728,657
Teleflex, Inc.	3,376	714,868
Ecolab, Inc.	5,337	711,422
Quest Diagnostics, Inc.	6,520	706,442
Procter & Gamble Co.	7,600	701,252
KAR Auction Services, Inc.	15,487	698,309
Post Holdings, Inc.*	7,930	675,081
McCormick & Co., Inc.	6,709	638,227
Dentsply Sirona, Inc.	10,771	609,315
Kellogg Co.	9,300	608,778
Total Consumer, Non-cyclical		14,758,295

Financial – 18.0%
CBOE Holdings, Inc.	8,116	818,823
American Tower Corp. REIT — Class A	5,413	801,394
Starwood Waypoint Homes REIT	19,343	720,140
Bank of America Corp.	29,657	708,505
Chubb Ltd.	4,971	702,999
Arthur J Gallagher & Co.	12,112	701,285
Two Harbors Investment Corp. REIT	67,827	693,870
CIT Group, Inc.	15,447	692,798
Arch Capital Group Ltd.*	7,091	690,238
Northern Trust Corp.	7,710	682,335
New Residential Investment Corp. REIT	41,219	679,289
SunTrust Banks, Inc.	12,279	676,573
Starwood Property Trust, Inc. REIT	29,762	661,014
Capital One Financial Corp.	8,147	648,583
KeyCorp	37,109	638,646
Empire State Realty Trust, Inc. REIT — Class A	31,210	635,124
American Homes 4 Rent REIT — Class A	28,515	631,892
Lamar Advertising Co. REIT — Class A	9,226	614,083
Investors Bancorp, Inc.	46,740	611,827
Total Financial		13,009,418

Industrial – 16.6%
Boeing Co.	3,734	894,891
XPO Logistics, Inc.*	13,913	851,476
Trimble, Inc.*	21,762	841,753
HEICO Corp.	9,686	830,768
Amphenol Corp. — Class A	9,558	773,624
BWX Technologies, Inc.	13,872	759,076
Lockheed Martin Corp.	2,466	753,092
Harris Corp.	6,108	750,673
Roper Technologies, Inc.	3,211	740,649
Honeywell International, Inc.	5,300	732,831
WestRock Co.	12,703	722,928
Corning, Inc.	24,927	716,901
Waste Management, Inc.	9,179	707,793
Allegion plc	8,645	680,448
Hubbell, Inc.	5,660	638,391
General Electric Co.	22,793	559,568
Total Industrial		11,954,862

Technology – 14.1%
Autodesk, Inc.*	7,604	870,354
ON Semiconductor Corp.*	47,465	810,703
Micron Technology, Inc.*	24,653	788,156
Apple, Inc.	4,734	776,376
Teradyne, Inc.	20,762	739,335
Monolithic Power Systems, Inc.	7,214	730,922
Blackbaud, Inc.	8,536	720,524
SS&C Technologies Holdings, Inc.	18,362	710,793
Aspen Technology, Inc.*	11,217	709,475
Fiserv, Inc.*	5,689	703,786
HP, Inc.	36,825	702,621
CDK Global, Inc.	10,429	672,671
KLA-Tencor Corp.	6,847	641,495
Cavium, Inc.*	9,729	615,943
Total Technology		10,193,154

Utilities – 8.2%
NRG Energy, Inc.	39,457	982,873
DTE Energy Co.	6,479	727,721
Alliant Energy Corp.	16,855	720,383
PG&E Corp.	10,003	704,011
Great Plains Energy, Inc.	22,801	699,763
Entergy Corp.	8,815	697,884
PPL Corp.	17,757	696,785
UGI Corp.	13,675	675,682
Total Utilities		5,905,102

See notes to financial statements.
50 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2017

NFO Guggenheim Insider Sentiment ETF continued

	Shares	Value
COMMON STOCKS† – 99.4% (continued)
Consumer, Cyclical – 7.9%
Visteon Corp.*	6,942	$801,384
Vail Resorts, Inc.	3,479	793,038
Wyndham Worldwide Corp.	7,507	748,298
Copart, Inc.*	22,273	728,104
Mohawk Industries, Inc.*	2,867	725,695
Toro Co.	10,715	660,901
NIKE, Inc. — Class B	12,060	636,889
United Continental Holdings, Inc.*	9,683	599,959
Total Consumer, Cyclical		5,694,268

Basic Materials – 5.9%
FMC Corp.	9,268	799,088
Celanese Corp. — Class A	7,619	739,195
Air Products & Chemicals, Inc.	4,906	713,185
Ashland Global Holdings, Inc.	10,981	681,371
Olin Corp.	20,904	673,736
NewMarket Corp.	1,477	618,139
Total Basic Materials		4,224,714

Communications – 4.8%
Charter Communications, Inc. — Class A*	1,989	792,696
Comcast Corp. — Class A	17,650	716,767
Verizon Communications, Inc.	14,254	683,764
Symantec Corp.	21,939	657,731
CBS Corp. — Class B	10,077	645,533
Total Communications		3,496,491

Energy – 3.4%
Marathon Petroleum Corp.	13,871	727,535
Diamondback Energy, Inc.*	6,651	603,844
WPX Energy, Inc.*	55,756	557,002
Targa Resources Corp.	12,151	541,570
Total Energy		2,429,951
Total Common Stocks
(Cost $64,246,643)		71,666,255
Total Investments – 99.4%
(Cost $64,246,643)		$71,666,255
Other Assets & Liabilities, net – 0.6%		461,528
Total Net Assets – 100.0%		$72,127,783

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.

plc	Public Limited Company
REIT	Real Estate Investment Trust

See Sector Classification in Other Information section.

Country Diversification
% of Long-Term
Country	Investments
United States	97.1%
Switzerland	1.0%
Bermuda	1.0%
Ireland	0.9%
Total Long-Term Investments	100.0%

The following table summarizes the inputs used to value the Fund’s investments at August 31, 2017 (See Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
	Level 1	Significant	Significant
Investments in	Quoted	Observable	Unobservable
Securities (Assets)	Prices	Inputs	Inputs	Total
Common Stocks	$71,666,255	$—	$—	$71,666,255
Total Assets	$71,666,255	$—	$—	$71,666,255

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended August 31, 2017, there were no transfers between levels.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS continued	August 31, 2017

OPD Guggenheim Large Cap Optimized Diversification ETF

	Shares	Value
COMMON STOCKS† – 99.8%
Consumer, Non-cyclical – 28.2%
ServiceMaster Global Holdings, Inc.*	377	$17,764
Ionis Pharmaceuticals, Inc.*	298	15,979
Cigna Corp.	85	15,475
Blue Buffalo Pet Products, Inc.*	596	15,353
Humana, Inc.	59	15,200
Monster Beverage Corp.*	270	15,071
Intuitive Surgical, Inc.*	15	15,070
ResMed, Inc.	192	14,895
United Therapeutics Corp.*	113	14,780
Tyson Foods, Inc. — Class A	232	14,686
ABIOMED, Inc.*	97	14,628
WellCare Health Plans, Inc.*	83	14,498
Post Holdings, Inc.*	170	14,472
Lamb Weston Holdings, Inc.	306	13,917
VCA, Inc.*	148	13,758
Clorox Co.	98	13,576
Pinnacle Foods, Inc.	219	12,989
Premier, Inc. — Class A*	385	12,898
Herbalife Ltd.*	185	12,767
US Foods Holding Corp.*	444	12,188
TreeHouse Foods, Inc.*	177	11,857
Coty, Inc. — Class A	702	11,639
AmerisourceBergen Corp. — Class A	145	11,636
Kraft Heinz Co.	144	11,628
HCA Healthcare, Inc.*	134	10,540
IDEXX Laboratories, Inc.*	64	9,948
Alnylam Pharmaceuticals, Inc.*	92	7,887
Pilgrim’s Pride Corp.*	245	7,215
Constellation Brands, Inc. — Class A	28	5,603
Edwards Lifesciences Corp.*	29	3,296
Vertex Pharmaceuticals, Inc.*	18	2,890
Total Consumer, Non-cyclical		384,103

Financial – 19.6%
Spirit Realty Capital, Inc. REIT	1,886	16,408
CBOE Holdings, Inc.	158	15,941
National Retail Properties, Inc. REIT	371	15,519
SBA Communications Corp. REIT*	99	15,201
Sun Communities, Inc. REIT	166	14,991
Annaly Capital Management, Inc. REIT	1,184	14,800
AGNC Investment Corp. REIT	684	14,733
Equity Lifestyle Properties, Inc. REIT	162	14,442
Digital Realty Trust, Inc. REIT	121	14,319
CubeSmart REIT	567	13,977
Realty Income Corp. REIT	242	13,930
Omega Healthcare Investors, Inc. REIT	435	13,863
Highwoods Properties, Inc. REIT	264	13,789
Douglas Emmett, Inc. REIT	350	13,636
American Homes 4 Rent REIT — Class A	607	13,451
Starwood Property Trust, Inc. REIT	604	13,415
AmTrust Financial Services, Inc.	1,038	12,871
GGP, Inc. REIT	612	12,699
Iron Mountain, Inc. REIT	113	4,455
Hcp, Inc. REIT	145	4,322
Total Financial		266,762

Consumer, Cyclical – 16.3%
Dollar Tree, Inc.*	183	14,574
Dollar General Corp.	196	14,222
Skechers U.S.A., Inc. — Class A*	534	14,114
Gap, Inc.	591	13,959
Kohl’s Corp.	346	13,764
Adient plc	194	13,712
Wal-Mart Stores, Inc.	174	13,584
Walgreens Boots Alliance, Inc.	164	13,366
Target Corp.	241	13,142
Casey’s General Stores, Inc.	124	13,072
Tesla, Inc.*,1	36	12,812
Best Buy Co., Inc.	224	12,154
Six Flags Entertainment Corp.	220	12,005
Burlington Stores, Inc.*	136	11,850
Ulta Beauty, Inc.*	44	9,724
Rite Aid Corp.*	3,897	9,431
Chipotle Mexican Grill, Inc. — Class A*	29	9,185
Macy’s, Inc.	219	4,549
Staples, Inc.	269	2,748
Total Consumer, Cyclical		221,967

Communications – 8.4%
Charter Communications, Inc. — Class A*	41	16,340
Liberty Media Corporation-Liberty Formula One — Class A*	417	15,817
Facebook, Inc. — Class A*	88	15,133
Match Group, Inc.*	682	14,834
Netflix, Inc.*	84	14,676
T-Mobile US, Inc.*	197	12,748
Twitter, Inc.*	744	12,581
Zillow Group, Inc. — Class C*	313	12,401
Total Communications		114,530

Utilities – 6.7%
American Water Works Co., Inc.	180	14,562
Avangrid, Inc.	293	14,304
Great Plains Energy, Inc.	463	14,210
Consolidated Edison, Inc.	161	13,568

See notes to financial statements.
52 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2017

OPD Guggenheim Large Cap Optimized Diversification ETF continued

	Shares	Value
COMMON STOCKS† – 99.8% (continued)
Utilities – 6.7% (continued)
Edison International	163	$13,069
Southern Co.	263	12,692
Duke Energy Corp.	96	8,381
Total Utilities		90,786

Technology – 6.4%
Leidos Holdings, Inc.	254	14,813
Black Knight Financial Services, Inc. — Class A*	342	14,569
Tyler Technologies, Inc.*	78	13,478
Veeva Systems, Inc. — Class A*	215	12,793
Nuance Communications, Inc.*	718	11,538
athenahealth, Inc.*	63	8,879
VMware, Inc. — Class A*,1	57	6,162
Advanced Micro Devices, Inc.*	361	4,693
Total Technology		86,925

Energy – 5.3%
Diamondback Energy, Inc.*	147	13,346
Targa Resources Corp.	297	13,237
Antero Resources Corp.*	663	13,055
Southwestern Energy Co.*	2,193	11,952
Parsley Energy, Inc. — Class A*	448	11,222
Range Resources Corp.	576	9,999
Total Energy		72,811

Basic Materials – 4.5%
Alcoa Corp.*	414	18,166
Newmont Mining Corp.	419	16,065
CF Industries Holdings, Inc.	507	14,698
Valvoline, Inc.	594	12,646
Total Basic Materials		61,575

Industrial – 4.4%
Orbital ATK, Inc.	131	14,617
L3 Technologies, Inc.	79	14,337
Berry Global Group, Inc.*	244	13,723
Johnson Controls International plc	327	12,946
Fortive Corp.	67	4,353
Total Industrial		59,976
Total Common Stocks
(Cost $1,349,556)		1,359,435

	Face
	Amount	Value
SECURITIES LENDING COLLATERAL††,2 – 1.4%
Repurchase Agreements
Deutsche Bank Securities, Inc.
issued 08/31/17 at 1.07%
due 09/01/17	$19,201	$19,201
Total Securities Lending Collateral
(Cost $19,201)		19,201
Total Investments – 101.2%
(Cost $1,368,757)	$1,378,636
Other Assets & Liabilities, net – (1.2)%	(16,252)
Total Net Assets – 100.0%	$1,362,384

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at August 31, 2017 — See Note 6.
2	Securities lending collateral — See Note 6.

plc	Public Limited Company
REIT	Real Estate Investment Trust

See Sector Classification in Other Information section.

Country Diversification
% Long-Term
Country	Investments
United States	97.1%
Ireland	2.0%
Cayman Islands	0.9%
Total Long-Term Investments	100.0%

The following table summarizes the inputs used to value the Fund’s investments at August 31, 2017 (See Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
	Level 1	Significant	Significant
Investments in	Quoted	Observable	Unobservable
Securities (Assets)	Prices	Inputs	Inputs	Total
Common Stocks	$1,359,435	$—	$—	$1,359,435
Securities Lending
Collateral	—	19,201	—	19,201
Total Assets	$1,359,435	$19,201	$—	$1,378,636

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended August 31, 2017, there were no transfers between levels.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS continued	August 31, 2017

CZA Guggenheim Mid-Cap Core ETF

	Shares	Value
COMMON STOCKS† – 92.3%
Financial – 34.9%
Hartford Financial Services Group, Inc.	76,086	$4,113,971
Boston Properties, Inc. REIT	32,806	3,956,405
KeyCorp	226,533	3,898,633
Principal Financial Group, Inc.	59,781	3,737,508
Vornado Realty Trust REIT	49,393	3,679,285
Interactive Brokers Group, Inc. — Class A	85,205	3,572,645
Credicorp Ltd.	16,803	3,408,321
Huntington Bancshares, Inc.	224,903	2,831,529
Invesco Ltd.	85,986	2,818,621
CNA Financial Corp.[1]	56,741	2,783,713
Nasdaq, Inc.	34,308	2,586,137
E*TRADE Financial Corp.*	56,268	2,307,551
Arthur J Gallagher & Co.	37,857	2,191,920
SEI Investments Co.	33,434	1,954,552
Torchmark Corp.	24,586	1,892,384
American Financial Group, Inc.	18,385	1,871,777
Reinsurance Group of America, Inc. — Class A	13,446	1,807,815
East West Bancorp, Inc.	29,811	1,650,635
Apartment Investment & Management Co. — Class A REIT	33,587	1,522,499
Invitation Homes, Inc. REIT[1]	65,674	1,519,696
Grupo Financiero Santander Mexico SAB de CV ADR	138,459	1,427,512
American Campus Communities, Inc. REIT	28,255	1,344,655
Liberty Property Trust REIT	31,395	1,337,427
Brown & Brown, Inc.	29,391	1,321,419
Lazard Ltd. — Class A	26,943	1,155,585
Highwoods Properties, Inc. REIT	21,497	1,122,788
New Residential Investment Corp. REIT	65,852	1,085,241
Synovus Financial Corp.	25,362	1,068,247
Western Alliance Bancorporation*	21,808	1,051,800
Senior Housing Properties Trust REIT	50,568	997,201
Healthcare Trust of America, Inc. — Class A REIT	30,755	955,558
MGIC Investment Corp.*	77,017	881,845
Validus Holdings Ltd.	16,563	830,634
First Hawaiian, Inc.	28,533	772,959
Chimera Investment Corp. REIT	40,149	765,641
Uniti Group, Inc. REIT	37,109	714,719
Total Financial		70,938,828

Industrial – 17.9%
Rockwell Collins, Inc.	34,609	4,535,509
Rockwell Automation, Inc.	27,550	4,519,853
Agilent Technologies, Inc.	68,545	4,436,233
AMETEK, Inc.	48,628	3,075,721
WestRock Co.	53,166	3,025,677
Textron, Inc.	55,440	2,721,549
Pentair plc	38,613	2,395,937
Kansas City Southern	22,199	2,296,043
Fortune Brands Home & Security, Inc.	32,614	2,039,353
Crown Holdings, Inc.*	28,404	1,676,688
Keysight Technologies, Inc.*	38,899	1,589,413
BWX Technologies, Inc.	20,674	1,131,281
Colfax Corp.*	25,736	1,026,352
Crane Co.	12,699	942,647
Curtiss-Wright Corp.	9,396	909,721
Total Industrial		36,321,977

Utilities – 17.8%
DTE Energy Co.	38,124	4,282,088
Eversource Energy	66,867	4,212,621
Avangrid, Inc.	65,275	3,186,726
Fortis, Inc.	87,069	3,184,984
American Water Works Co., Inc.	37,941	3,069,427
FirstEnergy Corp.	90,702	2,955,071
CMS Energy Corp.	59,294	2,878,131
Alliant Energy Corp.	48,257	2,062,504
Atmos Energy Corp.	22,129	1,948,236
UGI Corp.	36,211	1,789,186
AES Corp.	139,443	1,539,451
Westar Energy, Inc.	29,675	1,522,624
Great Plains Energy, Inc.	45,384	1,392,835
Vectren Corp.	17,506	1,148,569
MDU Resources Group, Inc.	41,887	1,132,624
Total Utilities		36,305,077

Consumer, Non-cyclical – 9.2%
Coca-Cola European Partners plc	101,018	4,343,774
Centene Corp.*	37,606	3,341,293
Total System Services, Inc.	38,895	2,688,422
Hologic, Inc.*	59,668	2,303,185
TransUnion*	39,078	1,870,273
Lamb Weston Holdings, Inc.	31,291	1,423,115

See notes to financial statements.
54 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2017

CZA Guggenheim Mid-Cap Core ETF continued

	Shares	Value
COMMON STOCKS† – 92.3% (continued)
Consumer, Non-cyclical – 9.2% (continued)
Hill-Rom Holdings, Inc.	14,105	$1,085,521
Grand Canyon Education, Inc.*	10,346	848,889
CoreLogic, Inc.*	17,780	835,127
Total Consumer, Non-cyclical		18,739,599

Consumer, Cyclical – 5.0%
Mohawk Industries, Inc.*	15,799	3,999,042
Liberty Interactive Corporation QVC Group — Class A*	88,500	1,957,620
Staples, Inc.	139,199	1,421,918
Allison Transmission Holdings, Inc.	31,823	1,105,213
International Game Technology plc	42,153	858,657
Choice Hotels International, Inc.	12,125	752,356
Total Consumer, Cyclical		10,094,806

Basic Materials – 3.8%
Celanese Corp. — Class A	29,546	2,866,552
Axalta Coating Systems Ltd.*	50,826	1,500,384
WR Grace & Co.	14,365	1,026,810
Versum Materials, Inc.	23,673	874,244
Univar, Inc.*	30,017	846,780
Sensient Technologies Corp.	9,348	674,458
Total Basic Materials		7,789,228

Technology – 3.7%
Maxim Integrated Products, Inc.	60,952	2,844,021
Amdocs Ltd.	30,935	2,004,278
CDK Global, Inc.	30,890	1,992,405
DST Systems, Inc.	13,275	681,406
Total Technology		7,522,110
Total Common Stocks
(Cost $172,291,055)		187,711,625

MASTER LIMITED PARTNERSHIPS† – 7.0%
Energy – 4.3%
Magellan Midstream Partners, LP	47,972	3,232,833
Spectra Energy Partners, LP	63,372	2,809,281
Andeavor Logistics, LP	22,362	1,112,510
NuStar Energy, LP	19,127	774,452
TC PipeLines, LP1	14,342	754,676
Total Energy		8,683,752

Financial – 2.3%
KKR & Company, LP	98,799	1,878,169
Oaktree Capital Group LLC[1]	33,091	1,512,259
Apollo Global Management LLC — Class A	42,306	1,249,296
Total Financial		4,639,724

Consumer, Cyclical – 0.4%
Cedar Fair, LP	11,885	824,581
Total Master Limited Partnerships
(Cost $13,521,779)		14,148,057

	Face
	Amount	Value
SECURITIES LENDING COLLATERAL††,2 – 1.1%
Repurchase Agreements
Daiwa Capital Markets America
issued 08/31/17 at 1.10%
due 09/01/17	$500,574	$500,574
Merrill Lynch, Pierce, Fenner & Smith, Inc.
issued 08/31/17 at 1.08%
due 09/01/17	500,574	500,574
RBC Dominion Securities, Inc.
issued 08/31/17 at 1.05%
due 09/01/17	500,574	500,574
Citibank
issued 08/31/17 at 1.08%
due 09/01/17	500,574	500,574
J.P. Morgan Securities LLC
issued 08/31/17 at 1.06%
due 09/01/17	148,331	148,331
Total Securities Lending Collateral
(Cost $2,150,627)		2,150,627
Total Investments – 100.4%
(Cost $187,963,461)		$204,010,309
Other Assets & Liabilities, net – (0.4)%		(726,299)
Total Net Assets – 100.0%		$203,284,010

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at August 31, 2017 — See Note 6.
2	Securities lending collateral — See Note 6.

ADR	American Depositary Receipt
plc	Public Limited Company
REIT	Real Estate Investment Trust

See Sector Classification in Other Information section.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 55

SCHEDULE OF INVESTMENTS continued	August 31, 2017

CZA Guggenheim Mid-Cap Core ETF continued

Country Diversification
% of Long-Term
Country	Investments
United States	88.5%
Bermuda	4.4%
United Kingdom	2.6%
Canada	1.6%
Ireland	1.2%
Guernsey	1.0%
Mexico	0.7%
Total Long-Term Investments	100.0%

The following table summarizes the inputs used to value the Fund’s investments at August 31, 2017 (See Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
	Level 1	Significant	Significant
Investments in	Quoted	Observable	Unobservable
Securities (Assets)	Prices	Inputs	Inputs	Total
Common Stocks	$187,711,625	$—	$—	$187,711,625
Master Limited
Partnerships	14,148,057	—	—	14,148,057
Securities Lending
Collateral	—	2,150,627	—	2,150,627
Total Assets	$201,859,682	$2,150,627	$—	$204,010,309

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended August 31, 2017, there were no transfers between levels.

See notes to financial statements.
56 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2017

CVY Guggenheim Multi-Asset Income ETF

	Shares	Value
COMMON STOCKS† – 69.9%
Financial – 21.9%
T. Rowe Price Group, Inc.	48,610	$4,100,739
Annaly Capital Management, Inc. REIT	287,204	3,590,049
MetLife, Inc.	74,232	3,476,285
New Residential Investment Corp. REIT	204,967	3,377,856
DuPont Fabros Technology, Inc. REIT	52,242	3,362,295
Chimera Investment Corp. REIT	162,210	3,093,345
Banco Bilbao Vizcaya Argentaria S.A. ADR[1]	349,198	3,086,909
GEO Group, Inc. REIT	108,771	3,006,430
Credicorp Ltd.	13,291	2,695,946
Toronto-Dominion Bank	47,529	2,548,030
CoreCivic, Inc. REIT	91,904	2,463,027
Royal Bank of Canada	32,410	2,400,285
Pebblebrook Hotel Trust REIT[1]	70,605	2,371,622
Invesco Ltd.	70,658	2,316,169
Principal Financial Group, Inc.	36,020	2,251,970
AmTrust Financial Services, Inc.[1]	181,314	2,248,294
Banco Santander Chile ADR	76,404	2,234,817
Two Harbors Investment Corp. REIT	204,335	2,090,347
DiamondRock Hospitality Co. REIT	188,025	2,066,395
ING Groep N.V. ADR[1]	107,760	1,915,973
Outfront Media, Inc. REIT	80,864	1,779,008
Ryman Hospitality Properties, Inc. REIT	28,142	1,672,198
Lloyds Banking Group plc ADR[1]	481,309	1,597,946
Hospitality Properties Trust REIT	54,672	1,495,826
Sabra Health Care REIT, Inc. REIT	60,594	1,323,979
Sun Life Financial, Inc.	34,217	1,313,591
First American Financial Corp.	26,086	1,279,779
Manulife Financial Corp.	64,246	1,261,791
BGC Partners, Inc. — Class A	96,137	1,248,820
Federated Investors, Inc. — Class B	42,552	1,162,095
Old National Bancorp	69,243	1,132,123
Boston Private Financial Holdings, Inc.	75,745	1,113,452
First Hawaiian, Inc.	39,396	1,067,238
Validus Holdings Ltd.	21,086	1,057,463
Navient Corp.	78,434	1,035,329
Summit Hotel Properties, Inc. REIT	68,430	1,015,501
National Storage Affiliates Trust REIT	30,765	686,675
Total Financial		75,939,597

Consumer, Cyclical – 12.4%
VF Corp.	63,658	4,002,179
General Motors Co.	103,867	3,795,300
Nordstrom, Inc.[1]	81,001	3,614,264
Kohl’s Corp.	87,116	3,465,474
Ford Motor Co.	311,796	3,439,110
Target Corp.	62,480	3,407,034
Fastenal Co.	78,224	3,337,818
WW Grainger, Inc.	19,201	3,121,507
Hanesbrands, Inc.	111,208	2,697,906
Gap, Inc.	102,517	2,421,452
American Eagle Outfitters, Inc.	197,667	2,362,121
Williams-Sonoma, Inc.	45,956	2,113,976
Brinker International, Inc.	56,255	1,756,281
Mobile Mini, Inc.	40,593	1,227,938
Steelcase, Inc. — Class A	67,584	892,109
Finish Line, Inc. — Class A	80,223	668,258
Big 5 Sporting Goods Corp.	82,385	630,245
Total Consumer, Cyclical		42,952,972

Consumer, Non-cyclical – 10.3%
Gilead Sciences, Inc.	52,443	4,390,003
Amgen, Inc.	21,793	3,874,142
AbbVie, Inc.	51,059	3,844,743
Pfizer, Inc.	105,295	3,571,606
Kimberly-Clark Corp.	26,161	3,225,390
H&R Block, Inc.	86,619	2,316,191
Nielsen Holdings plc	58,787	2,283,875
GlaxoSmithKline plc ADR[1]	55,887	2,248,334
Western Union Co.	116,904	2,211,824
Archer-Daniels-Midland Co.	52,972	2,188,803
QIWI plc ADR	83,376	1,371,535
Rent-A-Center, Inc.	101,324	1,226,020
KAR Auction Services, Inc.	25,840	1,165,126
Flowers Foods, Inc.	61,042	1,060,300
RR Donnelley & Sons Co.	92,977	858,178
Total Consumer, Non-cyclical		35,836,070

Utilities – 7.6%
Exelon Corp.	93,981	3,559,060
PG&E Corp.	50,326	3,541,944
Xcel Energy, Inc.	47,767	2,364,467
DTE Energy Co.	20,716	2,326,821
Sempra Energy	19,707	2,324,047
Alliant Energy Corp.	54,318	2,321,551
Eversource Energy	36,507	2,299,941
Cia de Saneamento Basico do Estado de Sao Paulo ADR	210,728	2,147,318
AES Corp.	191,635	2,115,650
SCANA Corp.	33,277	2,009,265
OGE Energy Corp.	31,994	1,142,826
Total Utilities		26,152,890

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS continued	August 31, 2017

CVY Guggenheim Multi-Asset Income ETF continued

	Shares	Value
COMMON STOCKS† – 69.9% (continued)
Technology – 5.8%
Intel Corp.	93,384	$3,274,977
International Business Machines Corp.	22,109	3,162,250
QUALCOMM, Inc.	57,933	3,028,158
ChipMOS Technologies, Inc.[1]	148,925	2,702,989
Xerox Corp.	80,734	2,605,286
CA, Inc.	70,744	2,347,286
Canon, Inc. ADR[1]	54,460	1,912,091
Pitney Bowes, Inc.	75,300	967,605
Total Technology		20,000,642

Communications – 4.7%
Mobile TeleSystems PJSC ADR	370,072	3,697,018
Cisco Systems, Inc.	107,700	3,469,017
Telefonica Brasil S.A. ADR	181,601	2,796,655
Chunghwa Telecom Company Ltd. ADR	59,132	2,046,559
Interpublic Group of Cos., Inc.	91,392	1,840,635
TiVo Corp.	69,243	1,267,147
TELUS Corp.	33,075	1,196,654
Total Communications		16,313,685

Basic Materials – 3.6%
LyondellBasell Industries N.V. — Class A	41,971	3,802,154
Dow Chemical Co.	55,831	3,721,136
Braskem S.A. ADR	103,873	2,506,455
Ternium S.A. ADR[1]	80,252	2,442,068
Total Basic Materials		12,471,813

Industrial – 1.9%
United Parcel Service, Inc. — Class B	31,970	3,656,090
Costamare, Inc.	161,240	1,010,975
Frontline Ltd.[1]	187,488	914,941
Sturm Ruger & Company, Inc.	18,059	827,102
Total Industrial		6,409,108

Energy – 1.7%
Valero Energy Corp.	53,590	3,649,479
Total S.A. ADR	40,591	2,112,356
Total Energy		5,761,835
Total Common Stocks
(Cost $235,800,408)		241,838,612

CLOSED-END FUNDS† – 9.8%
DoubleLine Income Solutions Fund[1]	182,042	3,799,216
PIMCO Dynamic Credit and Mortgage Income Fund[1]	165,862	3,753,457
First Trust Intermediate Duration Preferred & Income Fund	123,940	3,052,642
Nuveen Preferred Income Opportunities Fund	238,884	2,496,338
Blackstone / GSO Strategic Credit Fund	144,692	2,293,368
AllianceBernstein Global High Income Fund, Inc.[1]	146,006	1,887,858
NexPoint Credit Strategies Fund	76,940	1,713,454
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.[1]	188,641	1,535,538
Prudential Short Duration High Yield Fund, Inc.	99,488	1,509,233
Prudential Global Short Duration High Yield Fund, Inc.[1]	97,120	1,441,261
Wells Fargo Income Opportunities Fund	160,454	1,363,859
Flaherty & Crumrine Dynamic Preferred and Income Fund, Inc.[1]	47,679	1,261,110
Barings Global Short Duration High Yield Fund	60,592	1,226,988
Western Asset High Income Fund II, Inc.	162,440	1,158,197
Nuveen Global High Income Fund	61,413	1,059,988
Western Asset Global High Income Fund, Inc.	98,174	995,484
Nuveen Preferred & Income Term Fund[1]	35,921	894,074
Western Asset High Yield Defined Opportunity Fund, Inc.	53,573	822,346
John Hancock Preferred Income Fund III[1]	43,025	807,149
Pioneer High Income Trust	80,797	799,890
Total Closed-End Funds
(Cost $33,374,077)		33,871,450

MASTER LIMITED PARTNERSHIPS† – 9.5%
Energy – 8.6%
SunCoke Energy Partners, LP1	312,793	5,489,517
Sunoco, LP1	127,585	3,994,686
Summit Midstream Partners, LP	149,437	3,145,649
EnLink Midstream Partners, LP	182,171	2,956,636
Buckeye Partners, LP	40,630	2,323,630
Spectra Energy Partners, LP	52,076	2,308,529
Tallgrass Energy Partners, LP	46,186	2,183,212
TC PipeLines, LP1	40,076	2,108,799
Williams Partners, LP	52,656	2,074,646
EQT Midstream Partners, LP	23,057	1,760,863
Western Gas Equity Partners, LP	35,966	1,457,702
Total Energy		29,803,869

Industrial – 0.9%
GasLog Partners, LP1	135,083	3,066,384
Total Master Limited Partnerships
(Cost $33,288,267)		32,870,253

PREFERRED STOCKS†† – 5.9%
Financial – 5.9%
Capital One Financial Corp. 6.00%[1,2]	117,090	3,111,082
Axis Capital Holdings Ltd. 5.50%[1,2]	117,733	2,978,645
Bank of America Corp. 6.20%[2]	103,470	2,783,343
Citigroup, Inc. 6.88%[2,3]	90,875	2,629,923
Morgan Stanley 6.38%[2,3]	91,292	2,580,825
Arch Capital Group Ltd. 5.25%[2]	92,903	2,298,420
JPMorgan Chase & Co. 6.13%[1,2]	79,412	2,140,153
Wells Fargo & Co. 5.70%[2]	79,889	2,089,097
Total Financial		20,611,488
Total Preferred Stocks
(Cost $20,005,988)		20,611,488

See notes to financial statements.
58 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2017

CVY Guggenheim Multi-Asset Income ETF continued

	Shares	Value
CONVERTIBLE PREFERRED STOCKS† – 4.1%
Financial – 2.3%
Bank of America Corp. 7.25%[2]	3,010	$3,967,180
Wells Fargo & Co. 7.50%[2]	2,908	3,870,548
Total Financial		7,837,728

Industrial – 1.8%
Belden, Inc. 6.75% due 07/15/19	37,631	3,962,582
Arconic, Inc. 5.38% due 10/01/17	57,295	2,323,312
Total Industrial		6,285,894
Total Convertible Preferred Stocks
(Cost $13,414,563)		14,123,622

	Face
	Amount	Value
SECURITIES LENDING COLLATERAL††,4 – 4.3%
Repurchase Agreements
Daiwa Capital Markets America
issued 08/31/17 at 1.10%
due 09/01/17	$3,462,669	$3,462,669
Merrill Lynch, Pierce, Fenner & Smith, Inc.
issued 08/31/17 at 1.08%
due 09/01/17	3,462,669	3,462,669
RBC Dominion Securities, Inc.
issued 08/31/17 at 1.05%
due 09/01/17	3,462,669	3,462,669
Citibank
issued 08/31/17 at 1.08%
due 09/01/17	3,462,669	3,462,669
J.P. Morgan Securities LLC
issued 08/31/17 at 1.06%
due 09/01/17	1,026,041	1,026,041
Total Securities Lending Collateral
(Cost $14,876,717)		14,876,717
Total Investments – 103.5%
(Cost $350,760,020)		$358,192,142
Other Assets & Liabilities, net – (3.5)%		(12,047,837)
Total Net Assets – 100.0%		$346,144,305

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at August 31, 2017— See Note 6.
2	Perpetual maturity.
3	Variable rate security. Rate indicated is rate effective at August 31, 2017.
4	Securities lending collateral — See Note 6.

ADR	American Depositary Receipt
plc	Public Limited Company
REIT	Real Estate Investment Trust

See Sector Classification in Other Information section.

Country Diversification
% of Long-Term
Country	Investments
United States	81.1%
Bermuda	3.3%
Canada	2.5%
Brazil	2.2%
United Kingdom	1.8%
Netherlands	1.7%
Taiwan, Province of China	1.4%
Other	6.0%
Total Long-Term Investments	100.0%

The following table summarizes the inputs used to value the Fund’s investments at August 31, 2017 (See Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
Investments in	Level 1	Observable	Unobservable
Securities (Assets)	Quoted Prices	Inputs	Inputs	Total
Closed-End Funds	$33,871,450	$—	$—	$33,871,450
Common Stocks	241,838,612	—	—	241,838,612
Convertible
Preferred Stocks	14,123,622	—	—	14,123,622
Master Limited
Partnerships	32,870,253	—	—	32,870,253
Preferred Stocks	20,611,488	—	—	20,611,488
Securities
Lending Collateral	—	14,876,717	—	14,876,717
Total Assets	$343,315,425	$14,876,717	$—	$358,192,142

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended August 31, 2017, there were no transfers between levels.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS continued	August 31, 2017

RYJ Guggenheim Raymond James SB-1 Equity ETF

	Shares	Value
COMMON STOCKS† – 93.4%
Financial – 21.5%
Weyerhaeuser Co. REIT	36,435	$1,188,146
CyrusOne, Inc. REIT	18,758	1,182,318
Heartland Financial USA, Inc.	25,955	1,180,952
Bank of the Ozarks	27,471	1,180,154
Carolina Financial Corp.	34,572	1,176,485
Equinix, Inc. REIT	2,506	1,173,835
Healthcare Trust of America, Inc. — Class A REIT	37,745	1,172,737
ConnectOne Bancorp, Inc.	51,385	1,171,578
Uniti Group, Inc. REIT	60,397	1,163,246
BGC Partners, Inc. — Class A	89,391	1,161,189
Meta Financial Group, Inc.	16,474	1,158,122
Wintrust Financial Corp.	15,877	1,156,004
Chemical Financial Corp.	25,350	1,151,144
SVB Financial Group*	6,792	1,150,157
IBERIABANK Corp.	15,004	1,149,306
Kite Realty Group Trust REIT	57,109	1,149,033
Hancock Holding Co.	26,073	1,145,908
Union Bankshares Corp.	36,551	1,145,143
Argo Group International Holdings Ltd.	18,992	1,143,318
Invitation Homes, Inc. REIT	49,388	1,142,838
Apartment Investment & Management Co. REIT — Class A	25,194	1,142,044
PacWest Bancorp	25,255	1,140,263
BofI Holding, Inc.*,1	42,966	1,139,029
Northern Trust Corp.	12,838	1,136,163
Willis Towers Watson plc	7,648	1,135,499
Bank of New York Mellon Corp.	21,711	1,135,051
Fidus Investment Corp.	70,185	1,130,680
Retail Opportunity Investments Corp. REIT	56,967	1,130,225
American Homes 4 Rent — Class A REIT	50,881	1,127,523
FNB Corp.	88,698	1,125,578
Kemper Corp.	23,357	1,118,800
United Insurance Holdings Corp.	70,618	1,111,527
Allstate Corp.	12,193	1,103,467
Progressive Corp.	23,385	1,086,935
Howard Bancorp, Inc.*	48,749	962,793
Total Financial		39,967,190

Energy – 17.3%
Newpark Resources, Inc.*	151,432	1,219,028
Whiting Petroleum Corp.*,1	271,570	1,213,918
RPC, Inc.[1]	62,306	1,209,359
Marathon Petroleum Corp.	23,018	1,207,294
Newfield Exploration Co.*	46,194	1,207,049
Antero Midstream GP LP	62,958	1,199,979
Kosmos Energy Ltd.*,1	170,136	1,197,757
SRC Energy, Inc.*,1	150,436	1,186,940
Patterson-UTI Energy, Inc.	74,193	1,184,862
Antero Resources Corp.*	60,048	1,182,345
RSP Permian, Inc.*	37,621	1,180,547
QEP Resources, Inc.*	156,190	1,179,235
Continental Resources, Inc.*	34,688	1,176,617
Unit Corp.*	73,905	1,176,568
Kinder Morgan, Inc.	60,846	1,176,153
Oasis Petroleum, Inc.*	160,803	1,173,862
Marathon Oil Corp.	104,988	1,167,467
Concho Resources, Inc.*	10,449	1,159,526
Pioneer Natural Resources Co.	8,928	1,157,515
Halliburton Co.	29,573	1,152,460
ProPetro Holding Corp.*	100,027	1,151,311
Parsley Energy, Inc. — Class A*	45,605	1,142,405
Targa Resources Corp.	25,606	1,141,259
Carrizo Oil & Gas, Inc.*	84,502	1,135,707
Nabors Industries Ltd.	171,926	1,126,115
WildHorse Resource Development Corp.*,1	103,001	1,123,741
Superior Energy Services, Inc.*	135,947	1,120,203
Dawson Geophysical Co.*	138,444	578,696
Total Energy		32,227,918

Consumer, Non-cyclical – 16.7%
Paratek Pharmaceuticals, Inc.*	60,016	1,692,451
Flexion Therapeutics, Inc.*,1	49,948	1,283,664
TG Therapeutics, Inc.*,1	99,418	1,262,609
Biogen, Inc.*	3,987	1,262,125
Celgene Corp.*	8,775	1,219,111
Teligent, Inc.*,1	176,165	1,217,300
ANI Pharmaceuticals, Inc.*	24,903	1,195,344
Alexion Pharmaceuticals, Inc.*	8,273	1,178,158
ICU Medical, Inc.*	6,729	1,173,200
Mylan N.V.	37,205	1,171,213
Cidara Therapeutics, Inc.*,1	169,380	1,168,722
UnitedHealth Group, Inc.	5,870	1,167,544
Envision Healthcare Corp.*	22,239	1,165,546
Boston Scientific Corp.*	42,018	1,157,596
FleetCor Technologies, Inc.*	8,034	1,155,048
Bioverativ, Inc.*	20,293	1,150,410
Sage Therapeutics, Inc.*	13,932	1,145,907
HCA Healthcare, Inc.*	14,511	1,141,435
Becton Dickinson and Co.	5,706	1,138,005
Service Corp. International	32,197	1,137,842
Merit Medical Systems, Inc.*	27,549	1,137,774

See notes to financial statements.
60 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2017

RYJ Guggenheim Raymond James SB-1 Equity ETF continued

	Shares	Value
COMMON STOCKS† – 93.4% (continued)
Consumer, Non-cyclical – 16.7% (continued)
Teleflex, Inc.	5,368	$1,136,674
HMS Holdings Corp.*	63,908	1,132,450
Acadia Healthcare Co., Inc.*,1	24,009	1,126,982
Rent-A-Center, Inc.[1]	92,952	1,124,719
Antares Pharma, Inc.*,1	372,415	1,120,969
Total Consumer, Non-cyclical		30,962,798

Consumer, Cyclical – 14.1%
Beacon Roofing Supply, Inc.*	28,328	1,334,249
Toll Brothers, Inc.	30,676	1,195,137
MarineMax, Inc.*	73,525	1,187,428
Fastenal Co.	27,617	1,178,417
SkyWest, Inc.	33,926	1,177,232
MSC Industrial Direct Company, Inc. — Class A	17,019	1,172,269
Malibu Boats, Inc. — Class A*	43,439	1,171,550
Advance Auto Parts, Inc.	11,934	1,168,339
Mohawk Industries, Inc.*	4,581	1,159,543
Tempur Sealy International, Inc.*,1	18,515	1,146,078
Lennar Corp. — Class A	22,017	1,139,600
O’Reilly Automotive, Inc.*	5,775	1,132,651
Leggett & Platt, Inc.	24,635	1,132,471
Newell Brands, Inc.	23,448	1,132,069
Ethan Allen Interiors, Inc.	38,691	1,131,712
MCBC Holdings, Inc.*	65,670	1,125,584
Wal-Mart Stores, Inc.	14,288	1,115,464
Carrols Restaurant Group, Inc.*	102,082	1,112,694
Red Robin Gourmet Burgers, Inc.*	19,411	1,106,427
Spirit Airlines, Inc.*	31,891	1,085,889
Dollar General Corp.	14,953	1,084,990
Big Lots, Inc.	22,582	1,074,903
Best Buy Co., Inc.	18,504	1,004,027
Total Consumer, Cyclical		26,268,723

Industrial – 8.7%
Avnet, Inc.	31,444	1,212,795
Covanta Holding Corp.[1]	83,759	1,201,941
SYNNEX Corp.	9,909	1,185,215
Flex Ltd.*	72,776	1,184,066
Waste Connections, Inc.	17,720	1,181,747
Genesee & Wyoming, Inc. — Class A*	17,167	1,176,969
Republic Services, Inc. — Class A	17,630	1,150,181
FLIR Systems, Inc.	30,166	1,146,308
Casella Waste Systems, Inc. — Class A*	67,913	1,141,618
Roper Technologies, Inc.	4,917	1,134,155
Union Pacific Corp.	10,765	1,133,555
Applied Optoelectronics, Inc.*,1	18,737	1,107,731
AquaVenture Holdings Ltd.*,1	72,362	1,097,008
Kansas City Southern	10,527	1,088,808
Total Industrial		16,142,097

Communications – 7.6%
RingCentral, Inc. — Class A*	29,813	1,262,581
Iridium Communications, Inc.*,1	113,199	1,256,508
ARRIS International plc*	42,345	1,179,732
Internap Corp.*	262,830	1,174,850
WideOpenWest, Inc.*	72,962	1,170,310
Facebook, Inc. — Class A*	6,739	1,158,906
Finisar Corp.*	47,837	1,155,264
ORBCOMM, Inc.*	104,032	1,150,594
Charter Communications, Inc. — Class A*	2,880	1,147,795
Consolidated Communications Holdings, Inc.[1]	61,271	1,130,450
Alibaba Group Holding Ltd. ADR*	6,553	1,125,412
Comcast Corp. — Class A	27,650	1,122,867
Total Communications		14,035,269

Technology – 6.9%
BroadSoft, Inc.*,1	26,253	1,300,836
ServiceNow, Inc.*	10,355	1,203,147
Lumentum Holdings, Inc.*	21,036	1,195,896
salesforce.com, Inc.*	12,300	1,174,527
VeriFone Systems, Inc.*	59,300	1,172,361
Microsoft Corp.	15,628	1,168,506
Envestnet, Inc.*	26,133	1,161,612
Nuance Communications, Inc.*	71,771	1,153,360
Silver Spring Networks, Inc.*	90,595	1,146,933
Broadcom Ltd.	4,480	1,129,274
Instructure, Inc.*	36,238	1,072,645
Total Technology		12,879,097

Utilities – 0.6%
8Point3 Energy Partners, LP	78,095	1,126,130
Total Common Stocks
(Cost $159,341,238)		173,609,222

MASTER LIMITED PARTNERSHIPS† – 6.4%
Energy – 4.8%
Antero Midstream Partners, LP	36,609	1,236,286
Western Refining Logistics, LP	47,050	1,223,300
Viper Energy Partners, LP	71,906	1,215,211
Andeavor Logistics, LP	24,300	1,208,926
MPLX, LP	34,614	1,187,952
Williams Partners, LP	29,929	1,179,203
Enterprise Products Partners, LP	44,959	1,172,081
Kimbell Royalty Partners, LP	24,904	390,744
Total Energy		8,813,703

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 61

SCHEDULE OF INVESTMENTS continued	August 31, 2017

RYJ Guggenheim Raymond James SB-1 Equity ETF continued

	Shares	Value
MASTER LIMITED PARTNERSHIPS† – 6.4% (continued)
Basic Materials – 0.6%
Hi-Crush Partners, LP*,1	149,453	$1,195,624

Diversified – 0.6%
Landmark Infrastructure Partners, LP1	65,704	1,087,401

Consumer, Cyclical – 0.4%
Green Plains Partners, LP	41,377	792,370
Total Master Limited Partnerships
(Cost $11,194,047)		11,889,098

	Face
	Amount	Value
SECURITIES LENDING COLLATERAL††,2 – 6.1%
Repurchase Agreements
Daiwa Capital Markets America
issued 08/31/17 at 1.10%
due 09/01/17	$2,643,021	$2,643,021
Merrill Lynch, Pierce, Fenner & Smith, Inc.
issued 08/31/17 at 1.08%
due 09/01/17	2,643,021	2,643,021
RBC Dominion Securities, Inc.
issued 08/31/17 at 1.05%
due 09/01/17	2,643,021	2,643,021
Citibank
issued 08/31/17 at 1.08%
due 09/01/17	2,643,021	2,643,021
J.P. Morgan Securities LLC
issued 08/31/17 at 1.06%
due 09/01/17	783,188	783,188
Total Securities Lending Collateral
(Cost $11,355,272)		11,355,272
Total Investments – 105.9%
(Cost $181,890,557)		$196,853,592
Other Assets & Liabilities, net – (5.9)%		(11,052,186)
Total Net Assets – 100.0%		$185,801,406

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at August 31, 2017 — See Note 6.
2	Securities lending collateral — See Note 6.

ADR	American Depositary Receipt
plc	Public Limited Company
REIT	Real Estate Investment Trust

See Sector Classification in Other Information section.

Country Diversification
% of Long-Term
Country	Investments
United States	93.2%
Bermuda	1.9%
Singapore	1.3%
Canada	0.6%
United Kingdom	0.6%
Netherlands	0.6%
Ireland	0.6%
Other	1.2%
Total Long-Term Investments	100.0%

The following table summarizes the inputs used to value the Fund’s investments at August 31, 2017 (See Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
Investments in	Level 1	Observable	Unobservable
Securities (Assets)	Quoted Prices	Inputs	Inputs	Total
Common Stocks	$173,609,222	$—	$—	$173,609,222
Master Limited
Partnerships	11,889,098	—	—	11,889,098
Securities Lending
Collateral	—	11,355,272	—	11,355,272
Total Assets	$185,498,320	$11,355,272	$—	$196,853,592

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended August 31, 2017, there were no transfers between levels.

See notes to financial statements.
62 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2017

CSD Guggenheim S&P Spin-Off ETF

	Shares	Value
COMMON STOCKS† – 100.0%
Financial – 23.9%
Synchrony Financial	489,547	$15,073,152
Gaming and Leisure Properties, Inc. REIT	134,608	5,275,287
Colony NorthStar, Inc. — Class A REIT	378,719	4,965,006
Brighthouse Financial, Inc.*	67,610	3,858,503
Starwood Waypoint Homes REIT	85,867	3,196,828
Park Hotels & Resorts, Inc. REIT	98,979	2,641,750
Navient Corp.	195,980	2,586,936
Uniti Group, Inc. REIT	108,607	2,091,771
JBG SMITH Properties REIT*	59,286	1,940,431
Urban Edge Properties REIT	72,020	1,811,303
Washington Prime Group, Inc. REIT	127,477	1,064,433
Quality Care Properties, Inc. REIT*	64,378	883,266
FNFV Group*	45,813	771,949
New Senior Investment Group, Inc. REIT	56,486	521,366
Total Financial		46,681,981

Industrial – 17.0%
Fortive Corp.	207,390	13,474,127
Keysight Technologies, Inc.*	127,037	5,190,732
Allegion plc	65,528	5,157,709
Welbilt, Inc.*	95,505	1,900,550
Energizer Holdings, Inc.	42,530	1,877,700
KLX, Inc.*	35,576	1,705,513
TopBuild Corp.*	25,477	1,512,060
SPX FLOW, Inc.*	29,092	973,709
Knowles Corp.*,1	61,368	900,269
TimkenSteel Corp.*	26,859	398,319
Babcock & Wilcox Enterprises, Inc.*	33,587	75,907
Total Industrial		33,166,595

Technology – 14.7%
Hewlett Packard Enterprise Co.	826,279	14,922,598
CDK Global, Inc.	99,865	6,441,293
CSRA, Inc.	99,933	3,148,889
Science Applications International Corp.	30,061	2,220,907
Conduent, Inc.*	120,935	1,996,637
Total Technology		28,730,324

Communications – 14.5%
Liberty Media Corporation-Liberty SiriusXM — Class C*	121,058	5,400,398
Liberty Broadband Corp. — Class C*	46,304	4,701,245
Liberty Media Corporation-Liberty Formula One — Class C*,1	89,163	3,504,106
Zillow Group, Inc. — Class C*,1	73,869	2,926,690
Cable One, Inc.	3,227	2,448,454
Liberty Global plc LiLAC — Class C*	82,982	2,140,106
Liberty Expedia Holdings, Inc. — Class A*	37,360	2,043,218
Liberty Broadband Corp. — Class A*	18,021	1,827,870
Cars.com, Inc.*,1	49,251	1,273,631
Time, Inc.	68,408	899,565
Gannett Company, Inc.	78,124	663,273
Liberty Media Corporation-Liberty Braves — Class C*,1	22,867	559,555
Total Communications		28,388,111

Consumer, Non-cyclical – 13.9%
PayPal Holdings, Inc.*	246,294	15,191,413
Lamb Weston Holdings, Inc.	95,443	4,340,748
Bioverativ, Inc.*	74,393	4,217,339
Halyard Health, Inc.*	32,100	1,453,809
Hertz Global Holdings, Inc.*,1	50,669	1,101,544
Varex Imaging Corp.*	25,820	788,285
Total Consumer, Non-cyclical		27,093,138

Basic Materials – 8.7%
Chemours Co.	126,875	6,225,756
Alcoa Corp.*	101,357	4,447,545
Versum Materials, Inc.	74,748	2,760,444
Ingevity Corp.*	28,957	1,823,422
GCP Applied Technologies, Inc.*	49,155	1,388,629
Rayonier Advanced Materials, Inc.	29,760	408,307
Total Basic Materials		17,054,103

Consumer, Cyclical – 4.6%
Adient plc	64,446	4,555,042
Madison Square Garden Co. — Class A*	9,808	2,084,298
Hilton Grand Vacations, Inc.*	44,278	1,605,078
Liberty TripAdvisor Holdings, Inc. — Class A*	49,573	661,800
Total Consumer, Cyclical		8,906,218

Utilities – 1.4%
ONE Gas, Inc.	36,073	2,714,133

Energy – 1.3%
Murphy USA, Inc.*	23,778	1,532,729
NOW, Inc.*	74,054	863,470
California Resources Corp.*,1	29,232	228,010
Total Energy		2,624,209
Total Common Stocks
(Cost $163,756,164)		195,358,812

	Face
	Amount	Value
SECURITIES LENDING COLLATERAL††,2 – 3.3%
Repurchase Agreements
Daiwa Capital Markets America
issued 08/31/17 at 1.10%
due 09/01/17	$1,483,771	$1,483,771

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 63

SCHEDULE OF INVESTMENTS continued	August 31, 2017

CSD Guggenheim S&P Spin-Off ETF continued

	Face
	Amount	Value
SECURITIES LENDING COLLATERAL††,2 – 3.3% (continued)
Merrill Lynch, Pierce, Fenner & Smith, Inc.
issued 08/31/17 at 1.08%
due 09/01/17	$1,483,771	$1,483,771
RBC Dominion Securities, Inc.
issued 08/31/17 at 1.05%
due 09/01/17	1,483,771	1,483,771
Citibank
issued 08/31/17 at 1.08%
due 09/01/17	1,483,771	1,483,771
J.P. Morgan Securities LLC
issued 08/31/17 at 1.06%
due 09/01/17	439,683	439,683
Total Securities Lending Collateral
(Cost $6,374,767)		6,374,767
Total Investments – 103.3%
(Cost $170,130,931)		$201,733,579
Other Assets & Liabilities, net – (3.3)%		(6,525,259)
Total Net Assets – 100.0%		$195,208,320

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at August 31, 2017 — See Note 6.
2	Securities lending collateral — See Note 6.

plc	Public Limited Company
REIT	Real Estate Investment Trust

See Sector Classification in Other Information section.

Country Diversification
% of Long-Term
Country	Investments
United States	93.9%
Ireland	5.0%
United Kingdom	1.1%
Total Long-Term Investments	100.0%

The following table summarizes the inputs used to value the Fund’s investments at August 31, 2017 (See Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
Investments in	Level 1	Observable	Unobservable
Securities (Assets)	Quoted Prices	Inputs	Inputs	Total
Common Stocks	$195,358,812	$—	$—	$195,358,812
Securities Lending
Collateral	—	6,374,767	—	6,374,767
Total Assets	$195,358,812	$6,374,767	$—	$201,733,579

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended August 31, 2017, there were no transfers between levels.

See notes to financial statements.
64 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2017

WMCR Wilshire Micro-Cap ETF

	Shares	Value
COMMON STOCKS† – 99.4%
Financial – 31.1%
Sutherland Asset Management Corp. REIT[1]	10,550	$160,887
United Insurance Holdings Corp.	9,304	146,445
Preferred Apartment Communities, Inc. — Class A REIT	7,980	145,155
UMH Properties, Inc. REIT	8,477	134,106
Southern National Bancorp of Virginia, Inc.	7,601	127,318
United Community Financial Corp.	13,835	125,759
Equity Bancshares, Inc. — Class A*	3,504	119,662
CNB Financial Corp.	4,736	114,422
Enterprise Bancorp, Inc.	3,571	114,236
WashingtonFirst Bankshares, Inc.	3,336	112,990
CorEnergy Infrastructure Trust, Inc. REIT	3,356	109,506
West Bancorporation, Inc.	4,958	108,828
Consolidated-Tomoka Land Co.	1,952	108,141
Veritex Holdings, Inc.*	4,074	107,594
National Commerce Corp.*	2,706	107,564
Fidus Investment Corp.[1]	6,663	107,341
First Connecticut Bancorp, Inc.	4,276	105,831
Citizens & Northern Corp.	4,637	104,054
Territorial Bancorp, Inc.	3,433	103,779
Arbor Realty Trust, Inc. REIT	12,323	101,049
Sierra Bancorp	3,968	100,430
American National Bankshares, Inc.	2,632	96,068
Access National Corp.	3,730	95,786
Community Healthcare Trust, Inc. REIT	3,501	92,987
Arlington Asset Investment Corp. — Class A1	7,125	92,055
MidWestOne Financial Group, Inc.	2,767	90,979
Old Second Bancorp, Inc.	7,913	90,604
PCSB Financial Corp.*,1	5,300	89,676
Ares Commercial Real Estate Corp. REIT	6,675	88,043
Marlin Business Services Corp.	3,308	86,339
Macatawa Bank Corp.	8,989	86,025
First Bancorp, Inc.	3,279	85,352
Bank of Marin Bancorp	1,287	84,234
Bear State Financial, Inc.	8,143	83,710
Farmers Capital Bank Corp.	2,205	82,577
Gladstone Investment Corp.	8,754	80,624
Health Insurance Innovations, Inc. — Class A*,1	2,394	80,558
Newtek Business Services Corp.[1]	4,655	80,159
WhiteHorse Finance, Inc.[1]	5,595	78,778
Farmland Partners, Inc. REIT[1]	8,683	76,931
Monroe Capital Corp.	5,519	76,107
Hawthorn Bancshares, Inc.	3,634	73,225
BSB Bancorp, Inc.*	2,505	71,393
TriplePoint Venture Growth BDC Corp.	5,285	70,396
Summit Financial Group, Inc.	3,207	70,201
Gladstone Capital Corp.[1]	7,669	69,788
ESSA Bancorp, Inc.	4,564	68,916
Northrim BanCorp, Inc.	2,272	67,819
Shore Bancshares, Inc.	4,093	67,494
National Bankshares, Inc.[1]	1,621	63,867
MBT Financial Corp.	6,260	63,539
Chemung Financial Corp.	1,559	62,968
Great Ajax Corp. REIT	4,414	62,591
Federated National Holding Co.	4,025	62,549
Civista Bancshares, Inc.	3,005	60,731
Salisbury Bancorp, Inc.	1,398	60,324
Southern Missouri Bancorp, Inc.	1,845	59,889
Peoples Bancorp of North Carolina, Inc.	1,968	59,788
Orchid Island Capital, Inc. REIT	6,174	59,703
Evans Bancorp, Inc.	1,408	58,150
Southern First Bancshares, Inc.*	1,626	57,479
First Internet Bancorp	1,773	56,381
Century Bancorp, Inc. — Class A	843	56,312
Codorus Valley Bancorp, Inc.	2,214	55,461
Impac Mortgage Holdings, Inc.*,1	4,100	54,407
Western New England Bancorp, Inc.	5,396	53,690
Garrison Capital, Inc.	6,230	53,640
Bluerock Residential Growth, Inc. REIT	5,250	53,183
Norwood Financial Corp.[1]	1,207	53,156
Ellington Residential Mortgage REIT	3,631	53,122
Investors Title Co.	300	52,761
First South Bancorp, Inc.	2,904	50,588
Atlas Financial Holdings, Inc.*	2,954	49,775
Union Bankshares, Inc.[1]	1,149	49,579
Oppenheimer Holdings, Inc. — Class A	3,023	49,124
Timberland Bancorp, Inc.	1,766	48,936
Entegra Financial Corp.*,1	2,093	48,558
Unity Bancorp, Inc.	2,797	48,528
Griffin Industrial Realty, Inc.	1,411	48,468
Independence Holding Co.	2,232	48,434
Owens Realty Mortgage, Inc. REIT	2,774	48,129
Jernigan Capital, Inc. REIT[1]	2,472	48,056
Stellus Capital Investment Corp.	3,509	47,091
Farmers & Merchants Bancorp Incorporated/Archbold OH1	700	46,872
Home Bancorp, Inc.	1,154	46,599
Investar Holding Corp.	2,096	46,112
CM Finance, Inc.	4,498	44,530
Pacific Mercantile Bancorp*	5,209	44,277

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 65

SCHEDULE OF INVESTMENTS continued	August 31, 2017

WMCR Wilshire Micro-Cap ETF continued

	Shares	Value
COMMON STOCKS† – 99.4% (continued)
Financial – 31.1% (continued)
MutualFirst Financial, Inc.	1,253	$44,106
Bankwell Financial Group, Inc.	1,272	43,121
Old Point Financial Corp.	1,400	43,036
Cherry Hill Mortgage Investment Corp. REIT	2,267	41,894
Penns Woods Bancorp, Inc.	947	40,636
Global Medical, Inc. REIT[1]	4,794	40,509
Severn Bancorp, Inc.*	5,886	40,319
Horizon Technology Finance Corp.	3,841	39,831
SI Financial Group, Inc.	2,689	39,259
GSV Capital Corp.*,1	8,167	39,201
Riverview Bancorp, Inc.	4,851	38,954
Two River Bancorp	2,096	38,189
Gladstone Land Corp. REIT[1]	2,724	37,918
First United Corp.*	2,396	37,737
First Financial Northwest, Inc.	2,298	36,768
Provident Bancorp, Inc.*,1	1,798	36,679
Central Valley Community Bancorp	1,845	36,291
FNB Bancorp	1,200	35,940
C&F Financial Corp.	752	35,231
Capstar Financial Holdings, Inc.*,1	2,012	34,888
United Security Bancshares[1]	3,739	34,586
Hallmark Financial Services, Inc.*	3,285	33,671
County Bancorp, Inc.	1,099	32,948
Regional Management Corp.*	1,411	30,971
Sotherly Hotels, Inc. REIT	5,028	30,470
Elevate Credit, Inc.*,1	4,800	30,384
Saratoga Investment Corp.[1]	1,382	30,335
HMN Financial, Inc.*	1,697	30,122
Royal Bancshares of Pennsylvania, Inc. — Class A*	7,243	29,624
Parke Bancorp, Inc.	1,500	29,175
MidSouth Bancorp, Inc.	2,438	28,890
Alcentra Capital Corp.[1]	2,696	28,200
Silvercrest Asset Management Group, Inc. — Class A	2,299	28,163
AmeriServ Financial, Inc.	7,203	28,092
Premier Financial Bancorp, Inc.	1,428	26,989
BCB Bancorp, Inc.	1,900	26,980
Plumas Bancorp	1,348	26,623
Maui Land & Pineapple Company, Inc.*,1	1,990	25,671
Five Oaks Investment Corp. REIT[1]	6,129	25,497
United Bancorp, Inc.	2,097	24,954
Nicholas Financial, Inc.*	2,812	24,211
OFS Capital Corp.[1]	1,800	23,382
Conifer Holdings, Inc.*,1	3,599	23,214
Asta Funding, Inc.*	2,867	23,079
Provident Financial Holdings, Inc.	1,198	22,690
Urstadt Biddle Properties, Inc. REIT[1]	1,334	22,158
Colony Bankcorp, Inc.	1,603	21,320
American River Bankshares	1,610	21,268
Wheeler Real Estate Investment Trust, Inc. REIT	1,965	20,593
SB Financial Group, Inc.	1,207	19,928
Consumer Portfolio Services, Inc.*	4,953	19,465
First US Bancshares, Inc.	1,555	17,572
Atlantic American Corp.	5,356	17,407
Power REIT*,1	2,696	17,174
Paragon Commercial Corp.*,1	302	15,659
AeroCentury Corp.*	1,235	15,561
Security National Financial Corp. — Class A*	2,616	15,434
Manning & Napier, Inc. — Class A	4,261	15,127
Porter Bancorp, Inc.*	1,297	14,410
US Global Investors, Inc. — Class A	10,795	14,357
HopFed Bancorp, Inc.	1,006	14,084
Harvest Capital Credit Corp.	1,006	13,209
American Realty Investors, Inc.*	1,488	12,365
Emergent Capital, Inc.*	24,311	11,669
Medallion Financial Corp.[1]	4,413	10,503
Westbury Bancorp, Inc.*	502	10,115
Great Elm Capital Group, Inc.*,1	2,696	8,897
1347 Property Insurance Holdings, Inc.*	1,185	8,888
BRT Realty Trust REIT*	1,006	7,827
Fifth Street Asset Management, Inc.[1]	1,811	7,425
Condor Hospitality Trust, Inc. REIT	509	5,324
Clipper Realty, Inc. REIT[1]	402	4,486
Cohen & Company, Inc.	3,705	4,224
Global Brokerage, Inc.*,1	2,901	3,626
Randolph Bancorp, Inc.*	200	2,864
GlassBridge Enterprises, Inc.*	968	2,314
Crossroads Capital, Inc.*,†††,4	6,890	—
Total Financial		8,703,949

Consumer, Non-cyclical – 26.9%
Paratek Pharmaceuticals, Inc.*,1	6,109	172,275
LeMaitre Vascular, Inc.	4,592	167,150
Akebia Therapeutics, Inc.*	9,766	163,483
AxoGen, Inc.*,1	8,323	146,485
Cutera, Inc.*	3,769	140,018
RadNet, Inc.*	13,656	139,974
Calithera Biosciences, Inc.*,1	8,225	134,890
Enzo Biochem, Inc.*	11,989	134,877
Assembly Biosciences, Inc.*,1	4,245	115,082

See notes to financial statements.
66 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2017

WMCR Wilshire Micro-Cap ETF continued

	Shares	Value
COMMON STOCKS† – 99.4% (continued)
Consumer, Non-cyclical – 26.9% (continued)
Exactech, Inc.*	3,434	$104,909
Addus HomeCare Corp.*	3,056	104,057
Concert Pharmaceuticals, Inc.*	5,919	90,087
BioTime, Inc.*,1	30,616	89,705
Teligent, Inc.*,1	12,430	85,891
Willdan Group, Inc.*	2,694	83,542
Limoneira Co.	3,633	81,379
Zogenix, Inc.*,1	6,697	79,359
Care.com, Inc.*	5,192	77,725
Primo Water Corp.*	7,054	77,241
Cadiz, Inc.*,1	6,198	75,616
National Research Corp. — Class A	2,321	74,968
Entellus Medical, Inc.*,1	4,208	74,482
Tactile Systems Technology, Inc.*,1	2,197	72,237
Franklin Covey Co.*	3,814	71,703
NanoString Technologies, Inc.*,1	4,588	70,885
Durect Corp.*	44,143	70,187
AVEO Pharmaceuticals, Inc.*	20,502	69,707
Catalyst Pharmaceuticals, Inc.*,1	24,984	68,706
BioSpecifics Technologies Corp.*	1,457	68,698
Turning Point Brands, Inc.*	3,895	66,994
Collectors Universe, Inc.	2,782	66,851
GlycoMimetics, Inc.*,1	5,152	62,854
Craft Brew Alliance, Inc.*	3,599	62,623
Ra Pharmaceuticals, Inc.*	4,024	60,400
Utah Medical Products, Inc.	816	58,874
Stemline Therapeutics, Inc.*,1	6,255	56,608
Idera Pharmaceuticals, Inc.*	28,240	55,915
Neff Corp. — Class A*	2,197	54,815
Alico, Inc.	1,710	54,720
Nature’s Sunshine Products, Inc.	5,114	53,953
Crimson Wine Group Ltd.*	4,749	53,189
Collegium Pharmaceutical, Inc.*,1	5,205	52,258
FONAR Corp.*	1,700	50,320
MediciNova, Inc.*,1	9,216	49,951
Verastem, Inc.*,1	12,805	49,940
Neos Therapeutics, Inc.*,1	5,935	49,557
PRGX Global, Inc.*	7,290	49,208
Seneca Foods Corp. — Class A*	1,636	48,753
Fortress Biotech, Inc.*,1	10,069	47,828
Veracyte, Inc.*	5,679	46,511
Corium International, Inc.*,1	5,417	46,315
Miragen Therapeutics, Inc.*,1	5,131	46,179
Abeona Therapeutics, Inc.*,1	3,395	44,644
Madrigal Pharmaceuticals, Inc.*,1	2,596	44,340
22nd Century Group, Inc.*	20,000	44,000
Protagonist Therapeutics, Inc.*,1	2,684	43,830
Audentes Therapeutics, Inc.*	2,012	42,232
Ifresh, Inc.*	3,311	41,123
Recro Pharma, Inc.*,1	5,411	40,745
Kindred Biosciences, Inc.*	5,310	40,356
PFSweb, Inc.*	5,069	39,944
AcelRx Pharmaceuticals, Inc.*,1	11,916	39,323
Selecta Biosciences, Inc.*,1	2,192	39,127
Cogentix Medical, Inc.*	16,968	39,026
Corvus Pharmaceuticals, Inc.*,1	2,396	38,743
Nuvectra Corp.*	3,495	37,711
Tocagen, Inc.*,1	2,700	37,557
Vericel Corp.*,1	8,687	37,354
Conatus Pharmaceuticals, Inc.*	6,491	37,258
Information Services Group, Inc.*,1	9,752	36,570
PolarityTE, Inc.*,1	1,231	35,810
MEI Pharma, Inc.*	13,487	35,606
Invitae Corp.*	3,594	35,293
Sensus Healthcare, Inc.*	5,991	35,227
Adamis Pharmaceuticals Corp.*,1	6,425	35,016
CytoSorbents Corp.*,1	6,780	34,917
Albireo Pharma, Inc.*,1	1,408	34,834
Fate Therapeutics, Inc.*,1	9,106	34,421
Peregrine Pharmaceuticals, Inc.*,1	10,756	33,344
Misonix, Inc.*	3,395	33,271
Cumberland Pharmaceuticals, Inc.*	4,407	30,893
Voyager Therapeutics, Inc.*	3,199	30,838
Genocea Biosciences, Inc.*,1	6,326	30,808
United-Guardian, Inc.[1]	1,798	30,566
Sientra, Inc.*,1	2,653	30,403
VIVUS, Inc.*	33,455	29,795
Psychemedics Corp.	1,408	29,765
SeaSpine Holdings Corp.*	2,616	29,561
Syndax Pharmaceuticals, Inc.*	2,500	29,000
Intersections, Inc.*,1	8,109	28,463
Perceptron, Inc.*	3,594	27,710
BioLife Solutions, Inc.*,1	5,669	26,871
Natural Alternatives International, Inc.*	2,418	26,598
Alimera Sciences, Inc.*	18,966	26,363
Edge Therapeutics, Inc.*,1	2,496	26,333
Five Star Senior Living, Inc.*	15,851	25,758
Universal Technical Institute, Inc.*,1	7,243	25,640

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 67

SCHEDULE OF INVESTMENTS continued	August 31, 2017

WMCR Wilshire Micro-Cap ETF continued

	Shares	Value
COMMON STOCKS† – 99.4% (continued)
Consumer, Non-cyclical – 26.9% (continued)
Electromed, Inc.*	3,583	$25,403
Chembio Diagnostics, Inc.*,1	4,062	24,778
Pulse Biosciences, Inc.*,1	1,200	24,036
Lifeway Foods, Inc.*	2,696	23,455
Digirad Corp.	6,605	23,448
Senseonics Holdings, Inc.*,1	7,589	23,298
Diversicare Healthcare Services, Inc.	2,397	22,795
Axsome Therapeutics, Inc.*,1	4,300	21,930
CCA Industries, Inc.*,1	6,155	21,850
Cancer Genetics, Inc.*,1	6,393	21,736
Immune Design Corp.*,1	1,998	21,678
Zafgen, Inc.*	6,000	21,660
Clearside Biomedical, Inc.*,1	3,085	21,564
Sunesis Pharmaceuticals, Inc.*,1	9,860	21,495
Protalix BioTherapeutics, Inc.*	40,640	21,417
Marinus Pharmaceuticals, Inc.*,1	6,992	21,396
Edgewater Technology, Inc.*	3,296	21,094
Juniper Pharmaceuticals, Inc.*,1	4,521	21,023
Navidea Biopharmaceuticals, Inc.*	53,345	20,938
Dicerna Pharmaceuticals, Inc.*,1	5,991	20,909
CTI BioPharma Corp.*	6,339	20,602
Gemphire Therapeutics, Inc.*	2,096	20,205
Galectin Therapeutics, Inc.*,1	11,709	20,139
Lifevantage Corp.*,1	4,803	19,980
Luna Innovations, Inc.*	13,230	19,977
Harvard Bioscience, Inc.*	6,421	19,905
Rexahn Pharmaceuticals, Inc.*,1	8,239	19,856
CytRx Corp.*	37,330	19,822
Zynerba Pharmaceuticals, Inc.*,1	3,119	19,806
iRadimed Corp.*,1	1,951	19,705
NovaBay Pharmaceuticals, Inc.*,1	4,472	19,677
Alliance One International, Inc.*	1,880	19,552
Novan, Inc.*,1	3,823	19,306
Veru, Inc.*,1	11,982	19,291
GTx, Inc.*,1	2,848	18,768
Viveve Medical, Inc.*	3,300	18,711
Agile Therapeutics, Inc.*,1	5,438	18,707
Oncocyte Corp.*,1	3,272	18,487
Kura Oncology, Inc.*,1	2,496	17,971
OvaScience, Inc.*,1	12,800	17,920
Ocean Bio-Chem, Inc.[1]	4,069	17,659
Trevena, Inc.*	7,351	17,642
RCM Technologies, Inc.*	3,200	17,248
AstroNova, Inc.	1,261	17,150
MGC Diagnostics Corp.[1]	2,185	16,977
Iridex Corp.*,1	1,897	16,883
Performant Financial Corp.*	9,508	16,734
Applied Genetic Technologies Corp.*	3,628	16,689
ArQule, Inc.*	14,749	16,076
Inventure Foods, Inc.*,1	4,648	15,943
Leap Therapeutics, Inc.*,1	2,716	15,780
Lincoln Educational Services Corp.*	5,533	15,492
GEE Group, Inc.*,1	3,497	15,212
Cleveland BioLabs, Inc.*,1	5,572	15,044
Cidara Therapeutics, Inc.*,1	2,172	14,987
Infinity Pharmaceuticals, Inc.*	15,078	14,354
Endocyte, Inc.*,1	10,462	14,228
CareDx, Inc.*	4,949	14,154
Bioanalytical Systems, Inc.*	9,086	13,902
Strongbridge Biopharma plc*,1	2,000	13,400
Stereotaxis, Inc.*	21,890	13,353
Aldeyra Therapeutics, Inc.*,1	3,202	13,288
Vermillion, Inc.*	10,457	13,280
Savara, Inc.*,1	2,466	12,947
InfuSystem Holdings, Inc.*	6,706	12,741
Aviragen Therapeutics, Inc.*	20,175	12,670
Cesca Therapeutics, Inc.*,1	3,695	12,563
DLH Holdings Corp.*	2,096	12,429
aTyr Pharma, Inc.*	4,031	12,295
Vical, Inc.*	5,192	12,253
Ampio Pharmaceuticals, Inc.*	22,987	12,243
Evoke Pharma, Inc.*,1	4,815	12,134
CAS Medical Systems, Inc.*	13,699	12,055
Molecular Templates, Inc.*	2,069	11,917
Orexigen Therapeutics, Inc.*,1	5,092	11,559
Imprimis Pharmaceuticals, Inc.*,1	6,307	11,542
Cenveo, Inc.*,1	3,021	11,419
Sonoma Pharmaceuticals, Inc.*,1	2,031	11,272
Caladrius Biosciences, Inc.*,1	2,796	11,212
Apollo Endosurgery, Inc.*,1	2,673	11,066
Synthetic Biologics, Inc.*	14,248	10,828
Invuity, Inc.*,1	1,348	10,784
Aptevo Therapeutics, Inc.*	7,193	9,567
CASI Pharmaceuticals, Inc.*	9,959	9,564
Pfenex, Inc.*	2,616	9,444
Aeglea BioTherapeutics, Inc.*,1	2,297	9,441
Reed’s, Inc.*	4,100	9,430
GlobeImmune, Inc.*	16,620	9,141

See notes to financial statements.
68 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2017

WMCR Wilshire Micro-Cap ETF continued

	Shares	Value
COMMON STOCKS† – 99.4% (continued)
Consumer, Non-cyclical – 26.9% (continued)
Senomyx, Inc.*	15,099	$9,136
Flex Pharma, Inc.*,1	2,297	9,027
Pernix Therapeutics Holdings, Inc.*,1	2,936	8,808
AdCare Health Systems, Inc.*	9,259	8,796
Bioptix, Inc.*,1	2,198	8,704
SPAR Group, Inc.*	7,947	8,344
Marrone Bio Innovations, Inc.*	6,852	8,154
Sierra Oncology, Inc.*,1	5,092	8,045
Dimension Therapeutics, Inc.*	2,297	7,810
Mannatech, Inc.	503	7,570
Tracon Pharmaceuticals, Inc.*,1	2,996	7,490
Cellectar Biosciences, Inc.*,1	4,447	7,293
Synlogic, Inc.*,1	560	7,168
BioPharmX Corp.*	22,718	6,952
Microbot Medical, Inc.*,1	6,724	6,926
ProPhase Labs, Inc.*,1	3,094	6,807
SunLink Health Systems, Inc.*	4,506	6,759
Proteostasis Therapeutics, Inc.*	2,999	6,508
Biolase, Inc.*	12,682	6,458
ARCA biopharma, Inc.*	5,795	6,375
Patriot National, Inc.[1]	4,194	6,291
Truett-Hurst, Inc.*	2,864	6,043
Oragenics, Inc.*	18,878	6,041
Tandem Diabetes Care, Inc.*	7,191	6,040
Second Sight Medical Products, Inc.*,1	5,231	5,911
Eleven Biotherapeutics, Inc.*,1	5,323	5,749
Strata Skin Sciences, Inc.*	3,053	5,709
Alpine Immune Sciences, Inc.*,1	624	5,460
Apricus Biosciences, Inc.*,1	3,267	5,325
ERBA Diagnostics, Inc.*	18,193	5,276
Egalet Corp.*,1	4,328	5,237
Alphatec Holdings, Inc.*,1	2,587	5,226
Histogenics Corp.*	2,796	5,145
Proteon Therapeutics, Inc.*	3,923	5,100
Cartesian, Inc.*	10,085	4,997
Neuralstem, Inc.*,1	4,165	4,956
Versar, Inc.*	6,175	4,878
Achieve Life Sciences, Inc.*,1	1,347	4,728
Skyline Medical, Inc.*,1	3,339	4,675
Hemispherx Biopharma, Inc.*	12,780	4,639
Galena Biopharma, Inc.*	12,776	4,599
Heat Biologics, Inc.*	8,188	4,585
EnteroMedics, Inc.*,1	2,375	4,489
Northwest Biotherapeutics, Inc.*	27,810	4,469
Onconova Therapeutics, Inc.*,1	2,751	4,457
Opexa Therapeutics, Inc.*	5,090	4,365
Hooper Holmes, Inc.*	6,727	4,225
Interpace Diagnostics Group, Inc.*,1	3,155	4,133
Akers Biosciences, Inc.*	4,355	4,072
Professional Diversity Network, Inc.*,1	869	3,989
Trovagene, Inc.*	5,891	3,888
Inotek Pharmaceuticals Corp.*,1	3,370	3,437
Altimmune, Inc.	1,343	3,384
PhotoMedex, Inc.*	2,968	3,324
Dare Bioscience, Inc.*,1	997	3,320
Biocept, Inc.*,1	2,529	3,085
KemPharm, Inc.*,1	1,006	3,068
Cytori Therapeutics, Inc.*	8,405	3,026
Bellerophon Therapeutics, Inc.*,1	2,616	2,878
Senestech, Inc.*	1,255	2,874
Anthera Pharmaceuticals, Inc.*,1	1,729	2,766
Viking Therapeutics, Inc.*	2,496	2,596
Yield10 Bioscience, Inc.*,1	948	2,550
Delcath Systems, Inc.*	22,824	2,524
EyeGate Pharmaceuticals, Inc.*	2,515	2,490
Tonix Pharmaceuticals Holding Corp.*,1	659	2,484
Shineco, Inc.*	905	2,462
Novus Therapeutics, Inc.*,1	592	2,344
Precipio, Inc.*,1	862	1,965
NeuroMetrix, Inc.*,1	951	1,940
Argos Therapeutics, Inc.*,1	9,395	1,872
Zosano Pharma Corp.*	2,197	1,845
Dextera Surgical, Inc.*	4,700	1,678
Acura Pharmaceuticals, Inc.*	3,706	1,631
Windtree Therapeutics, Inc.*	5,514	1,130
MabVax Therapeutics Holdings, Inc.*	2,501	1,125
Roka Bioscience, Inc.*	679	663
Amedica Corp.*	1,902	626
ImmunoCellular Therapeutics Ltd.*	2,204	611
Universal Security Instruments, Inc.*,1	336	554
TetraLogic Pharmaceuticals Corp.*	21,533	388
InterCloud Systems, Inc.*	34,645	385
TerraVia Holdings, Inc.*	26,961	318
Total Consumer, Non-cyclical		7,552,372

Industrial – 10.5%
Tidewater, Inc.*	7,952	188,064
Control4 Corp.*	5,347	132,391
VSE Corp.	2,105	109,777

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS continued	August 31, 2017

WMCR Wilshire Micro-Cap ETF continued

	Shares	Value
COMMON STOCKS† – 99.4% (continued)
Industrial – 10.5% (continued)
IES Holdings, Inc.*,1	6,484	$106,986
Hudson Technologies, Inc.*,1	10,903	97,036
Covenant Transportation Group, Inc. — Class A*	3,856	92,583
ZAGG, Inc.*	6,780	85,427
Sterling Construction Company, Inc.*	6,899	81,270
Heritage-Crystal Clean, Inc.*	4,081	79,580
Advanced Emissions Solutions, Inc.[1]	7,356	76,355
Hurco Companies, Inc.	1,958	68,823
NVE Corp.	894	67,801
Eagle Bulk Shipping, Inc.*,1	13,941	63,153
CECO Environmental Corp.	8,324	62,180
Intevac, Inc.*	6,042	54,981
Iteris, Inc.*,1	7,452	47,842
Core Molding Technologies, Inc.	2,204	45,337
Sparton Corp.*	1,945	45,066
Layne Christensen Co.*	4,096	43,991
Energous Corp.*,1	4,566	43,330
UFP Technologies, Inc.*	1,622	43,145
Synalloy Corp.*	3,795	43,073
LSI Industries, Inc.	7,147	40,667
Gencor Industries, Inc.*	2,587	39,840
Napco Security Technologies, Inc.*	4,826	37,884
Eastern Co.	1,398	36,557
Ultralife Corp.*	5,591	36,341
Revolution Lighting Technologies, Inc.*,1	4,856	35,983
Key Technology, Inc.*	2,392	35,736
Goldfield Corp.*	7,734	34,416
Hardinge, Inc.	2,507	34,322
Manitex International, Inc.*	3,725	34,196
Pure Cycle Corp.*,1	4,603	33,372
CryoPort, Inc.*,1	4,294	32,978
Allied Motion Technologies, Inc.	1,296	32,776
Lawson Products, Inc.*	1,334	31,816
CyberOptics Corp.*,1	2,096	31,754
Xerium Technologies, Inc.*	4,870	29,464
MicroVision, Inc.*,1	12,305	29,163
Ballantyne Strong, Inc.*	4,594	28,942
CPI Aerostructures, Inc.*	3,095	26,926
Willis Lease Finance Corp.*	1,099	26,156
CUI Global, Inc.*,1	6,515	25,213
Arotech Corp.*,1	7,600	25,080
Aspen Aerogels, Inc.*	6,065	24,806
LRAD Corp.*	14,179	24,246
Innovative Solutions & Support, Inc.*	6,591	22,739
Identiv, Inc.*,1	4,591	22,542
Ecology and Environment, Inc. — Class A	1,874	22,207
Aqua Metals, Inc.*,1	2,917	21,615
SigmaTron International, Inc.*	2,511	21,143
UQM Technologies, Inc.*	22,966	20,669
Perma-Pipe International Holdings, Inc.*	2,496	20,218
Broadwind Energy, Inc.*	5,850	20,007
PAM Transportation Services, Inc.*	973	19,226
CVD Equipment Corp.*,1	1,686	18,546
Global Power Equipment Group, Inc.*,1	6,689	18,395
IEC Electronics Corp.*	4,198	17,380
Power Solutions International, Inc.*,1	1,811	15,394
Tecogen, Inc.*	4,522	13,566
American Superconductor Corp.*,1	3,420	13,270
Taylor Devices, Inc.*,1	1,099	12,913
Orion Energy Systems, Inc.*	13,381	12,331
IntriCon Corp.*	1,443	12,121
Resonant, Inc.*,1	2,536	11,539
Research Frontiers, Inc.*	8,699	10,265
Chicago Rivet & Machine Co.	336	9,193
ENGlobal Corp.*	6,491	8,373
Frequency Electronics, Inc.*	1,006	8,028
EnSync, Inc.*	20,130	7,851
Digital Ally, Inc.*,1	2,711	7,726
Appliance Recycling Centers of America, Inc.*	5,591	7,660
Ideal Power, Inc.*,1	3,095	7,521
Sypris Solutions, Inc.*	4,225	6,929
AG&E Holdings, Inc.*	30,279	6,686
Document Security Systems, Inc.*	10,122	6,681
NXT-ID, Inc.*	3,201	6,658
ClearSign Combustion Corp.*,1	2,096	6,393
American Electric Technologies, Inc.*,1	4,083	6,329
Turtle Beach Corp.*	8,853	6,197
Pro-DEX, Inc.*	902	6,089
P&F Industries, Inc. — Class A	898	6,070
Astrotech Corp.*	7,301	5,330
Fenix Parts, Inc.*,1	5,734	4,799
Giga-Tronics, Inc.*	7,762	4,677
Image Sensing Systems, Inc.*,1	1,457	4,517
LS Starrett Co. — Class A	604	4,409
Clean Diesel Technologies, Inc.*	1,937	4,126
Fuel Tech, Inc.*	4,125	3,725
Industrial Services of America, Inc.*	1,811	3,531
Superconductor Technologies, Inc.*,1	3,320	3,287

See notes to financial statements.
70 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2017

WMCR Wilshire Micro-Cap ETF continued

	Shares	Value
COMMON STOCKS† – 99.4% (continued)
Industrial – 10.5% (continued)
Energy Focus, Inc.*,1	1,684	$3,014
Polar Power, Inc.*,1	302	1,404
MagneGas Corp.*	1,423	740
Total Industrial		2,950,854

Consumer, Cyclical – 10.4%
Hooker Furniture Corp.	3,529	142,042
Beazer Homes USA, Inc.*	8,764	130,672
Johnson Outdoors, Inc. — Class A	1,912	121,987
Bassett Furniture Industries, Inc.	3,344	119,881
Malibu Boats, Inc. — Class A*	4,256	114,784
Culp, Inc.	3,364	97,556
Freshpet, Inc.*,1	6,123	97,049
Golden Entertainment, Inc.*	3,940	89,517
Supreme Industries, Inc. — Class A	4,265	89,309
Reading International, Inc. — Class A*	5,633	88,776
Spartan Motors, Inc.	7,976	73,379
Flexsteel Industries, Inc.	1,556	70,798
Miller Industries, Inc.	2,589	64,984
RCI Hospitality Holdings, Inc.	2,763	64,378
West Marine, Inc.	4,771	61,880
Superior Uniform Group, Inc.[1]	2,715	59,784
Nathan’s Famous, Inc.*	982	57,496
Del Frisco’s Restaurant Group, Inc.*	3,995	55,930
Town Sports International Holdings, Inc.*	8,888	52,439
America’s Car-Mart, Inc.*	1,352	51,917
J Alexander’s Holdings, Inc.*	5,129	50,777
Jamba, Inc.*,1	5,090	50,086
Build-A-Bear Workshop, Inc. — Class A*	5,422	49,882
Commercial Vehicle Group, Inc.*	8,188	48,637
VOXX International Corp. — Class A*	5,986	48,487
Castle Brands, Inc.*,1	32,545	46,214
Clarus Corp.*,1	6,133	44,464
Lifetime Brands, Inc.	2,466	42,908
EnviroStar, Inc.[1]	1,187	39,230
Delta Apparel, Inc.*	1,970	38,651
Escalade, Inc.	3,168	38,174
Century Casinos, Inc.*	5,332	36,524
Strattec Security Corp.	1,089	34,195
Destination XL Group, Inc.*,1	17,450	32,283
BlueLinx Holdings, Inc.*,1	3,297	32,179
Gaia, Inc.*	2,795	31,164
MCBC Holdings, Inc.*	1,811	31,041
Tandy Leather Factory, Inc.*	3,594	29,651
New Home Company, Inc.*	2,862	29,536
Lakeland Industries, Inc.*	1,997	28,158
Skyline Corp.*,1	2,316	27,630
Red Lion Hotels Corp.*	3,880	27,160
New York & Company, Inc.*	13,976	26,974
Kewaunee Scientific Corp.	978	25,183
Rocky Brands, Inc.	1,928	24,871
Luby’s, Inc.*	9,039	23,953
PCM, Inc.*,1	1,790	23,539
Nevada Gold & Casinos, Inc.*	6,946	16,601
Boot Barn Holdings, Inc.*,1	2,012	16,297
Century Communities, Inc.*	686	15,469
Bravo Brio Restaurant Group, Inc.*	5,393	14,831
Famous Dave’s of America, Inc.*,1	3,296	14,338
Peak Resorts, Inc.	2,852	13,832
Noodles & Co.*,1	3,521	13,556
Cherokee, Inc.*,1	2,917	13,418
Virco Manufacturing Corp.*	2,503	13,016
Educational Development Corp.[1]	1,203	12,692
Diversified Restaurant Holdings, Inc.*,1	6,286	12,383
Dover Motorsports, Inc.	5,092	10,693
AMREP Corp.*	1,425	9,776
Papa Murphy’s Holdings, Inc.*,1	1,876	9,586
Kona Grill, Inc.*,1	3,144	9,432
Forward Industries, Inc.*	6,628	7,357
Rave Restaurant Group, Inc.*,1	4,739	6,872
Destination Maternity Corp.*	5,392	6,470
Comstock Holding Companies, Inc.*	2,977	5,775
bebe stores, Inc.*,1	1,006	5,553
Vince Holding Corp.*	10,965	5,000
Trans World Entertainment Corp.*	2,309	3,579
Dover Downs Gaming & Entertainment, Inc.*	3,201	3,169
Koss Corp.*	1,207	1,726
Ignite Restaurant Group, Inc.*	1,346	50
Total Consumer, Cyclical		2,907,580

Communications – 6.9%
Straight Path Communications, Inc. — Class B*	2,218	395,934
Hawaiian Telcom Holdco, Inc.*	2,962	90,103
Zix Corp.*	15,593	82,799
Meet Group, Inc.*	18,297	71,724
Tremor Video, Inc.*	15,615	54,965
HC2 Holdings, Inc.*	11,994	54,692
Clearfield, Inc.*,1	4,162	50,775
KVH Industries, Inc.*	4,200	49,560
Preformed Line Products Co.	898	46,921

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS continued	August 31, 2017

WMCR Wilshire Micro-Cap ETF continued

	Shares	Value
COMMON STOCKS† – 99.4% (continued)
Communications – 6.9% (continued)
Saga Communications, Inc. — Class A	1,051	$42,933
Townsquare Media, Inc. — Class A*	4,194	41,856
Corindus Vascular Robotics, Inc.*,1	20,623	39,390
Lee Enterprises, Inc.*	16,696	35,062
AH Belo Corp. — Class A	6,994	34,970
Reis, Inc.	1,848	31,601
Alaska Communications Systems Group, Inc.*	13,679	30,094
Tessco Technologies, Inc.	2,065	27,052
Rocket Fuel, Inc.*	10,229	26,493
UTStarcom, Inc.*	11,889	25,324
Aviat Networks, Inc.*	1,591	24,629
Autobytel, Inc.*	3,368	24,452
Numerex Corp. — Class A*	6,231	24,239
ID Systems, Inc.*	3,795	24,060
YuMe, Inc.	4,713	23,047
Fusion Telecommunications International, Inc.*,1	7,041	22,461
Salem Media Group, Inc. — Class A	3,692	22,337
Aware, Inc.*	4,024	19,919
Ooma, Inc.*	2,022	19,816
LightPath Technologies, Inc. — Class A*	7,539	19,677
RELM Wireless Corp.	4,674	18,229
ModusLink Global Solutions, Inc.*	11,267	18,027
Remark Holdings, Inc.*,1	6,646	17,878
Beasley Broadcast Group, Inc. — Class A	1,743	17,343
US Auto Parts Network, Inc.*	5,932	17,321
ClearOne, Inc.	2,298	17,235
Westell Technologies, Inc. — Class A*	5,941	17,051
Support.com, Inc.*	7,129	16,824
Optical Cable Corp.*	6,290	15,411
Harte-Hanks, Inc.*	16,096	14,459
Synacor, Inc.*	6,211	14,285
RF Industries Ltd.	7,863	14,153
Urban One, Inc.*	7,920	13,860
Emmis Communications Corp. — Class A*	5,148	13,642
Globalscape, Inc.	3,637	13,239
PC-Telephone, Inc.	2,012	13,038
Lantronix, Inc.*	6,059	12,784
Communications Systems, Inc.	3,483	12,574
TheStreet.com, Inc.*	14,701	12,496
Leaf Group Ltd.*,1	1,697	12,049
Spark Networks, Inc.*	9,200	11,500
Onvia, Inc.*,1	2,536	10,905
eGain Corp.*	6,072	10,322
Aerohive Networks, Inc.*,1	2,920	10,074
iPass, Inc.*	17,674	9,897
Airgain, Inc.*,1	898	9,860
EVINE Live, Inc.*	9,909	9,859
ParkerVision, Inc.*,1	4,700	9,024
BroadVision, Inc.*,1	2,197	8,678
Inuvo, Inc.*	8,149	8,312
Marin Software, Inc.*	6,725	7,734
Xcel Brands, Inc.*	2,100	7,455
NTN Buzztime, Inc.*,1	999	7,293
McClatchy Co. — Class A*,1	994	7,236
Cinedigm Corp. — Class A*	4,786	7,227
xG Technology, Inc.*	3,923	7,179
Spanish Broadcasting System, Inc. — Class A*,1	6,016	6,076
Spherix, Inc.*	3,894	5,296
WPCS International, Inc.*	3,903	4,684
CafePress, Inc.*	2,184	4,630
Wireless Telecom Group, Inc.*	3,018	4,436
Connecture, Inc.*	4,693	3,144
Net Element, Inc.*	6,403	1,761
FunctionX, Inc.*	1,702	252
Total Communications		1,931,617

Technology – 6.5%
Mitek Systems, Inc.*,1	9,899	100,476
Digimarc Corp.*,1	3,217	99,405
Model N, Inc.*	7,315	99,118
CommerceHub, Inc.*	4,194	92,981
Tabula Rasa HealthCare, Inc.*	3,722	84,601
AXT, Inc.*	10,571	82,454
EMCORE Corp.*	7,762	70,634
Immersion Corp.*,1	8,527	62,418
USA Technologies, Inc.*,1	10,912	59,470
QAD, Inc. — Class B	2,148	57,953
Exa Corp.*	3,745	53,741
American Software, Inc. — Class A	4,655	51,252
Pixelworks, Inc.*	9,586	46,013
Amber Road, Inc.*	5,331	42,968
Simulations Plus, Inc.[1]	2,895	41,978
Upland Software, Inc.*,1	1,811	41,653
DMC Global, Inc.	2,904	37,607
Guidance Software, Inc.*	5,305	37,559
Datawatch Corp.*	3,495	35,999
PAR Technology Corp.*	3,295	35,421
QuickLogic Corp.*	23,000	30,820
GSI Technology, Inc.*,1	4,427	29,395

See notes to financial statements.
72 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2017

WMCR Wilshire Micro-Cap ETF continued

	Shares	Value
COMMON STOCKS† – 99.4% (continued)
Technology – 6.5% (continued)
ExOne Co.*,1	3,541	$28,647
GSE Systems, Inc.*	8,863	24,816
WidePoint Corp.*	45,333	24,480
Everspin Technologies, Inc.*,1	1,500	24,450
Asure Software, Inc.*,1	2,100	24,318
Aehr Test Systems*,1	7,076	23,775
Amtech Systems, Inc.*	2,113	23,349
Richardson Electronics Ltd.	4,050	22,680
Adesto Technologies Corp.*,1	3,320	21,580
Computer Task Group, Inc.	3,952	20,946
Inseego Corp.*,1	12,981	18,303
Innodata, Inc.*	11,683	18,109
Mattersight Corp.*,1	7,655	17,989
eMagin Corp.*,1	8,287	17,817
Icad, Inc.*	4,294	17,004
SharpSpring, Inc.*,1	4,593	16,764
CSP, Inc.	1,607	16,247
Evolving Systems, Inc.*	3,420	16,245
Radisys Corp.*	10,285	16,147
StarTek, Inc.*	1,300	15,470
Concurrent Computer Corp.	2,414	15,256
Mastech Digital, Inc.*	1,500	13,650
Socket Mobile, Inc.*,1	3,396	13,346
Netlist, Inc.*	18,103	12,672
Data I/O Corp.*,1	1,509	12,449
Echelon Corp.*,1	2,297	10,635
Intermolecular, Inc.*	10,806	9,293
Smith Micro Software, Inc.*	7,168	7,813
Zedge, Inc. — Class B*	3,695	6,651
Streamline Health Solutions, Inc.*	4,728	6,194
FalconStor Software, Inc.*	15,392	5,541
Atomera, Inc.*	1,198	4,936
Wayside Technology Group, Inc.	302	4,621
MoSys, Inc.*,1	3,234	3,137
Intellicheck, Inc.*,1	1,107	2,878
Inventergy Global, Inc.*	3,495	176
Inpixon*	1	—
Total Technology		1,832,300

Energy – 4.2%
Stone Energy Corp.*	5,700	137,939
Panhandle Oil and Gas, Inc. — Class A	5,055	106,660
Renewable Energy Group, Inc.*	8,329	100,781
Natural Gas Services Group, Inc.*	3,946	93,125
Trecora Resources*	5,941	72,183
Evolution Petroleum Corp.	9,597	66,699
SilverBow Resources, Inc.*	3,000	64,920
Zion Oil & Gas, Inc.*,1	18,280	61,055
Approach Resources, Inc.*,1	20,447	56,843
Midstates Petroleum Company, Inc.*,1	3,600	52,164
Pacific Ethanol, Inc.*	9,585	47,925
Adams Resources & Energy, Inc.	1,125	39,004
Gastar Exploration, Inc.*	54,859	32,378
Pioneer Energy Services Corp.*	17,275	29,367
Willbros Group, Inc.*	12,381	27,238
Dawson Geophysical Co.*	6,075	25,394
Isramco, Inc.*,1	215	24,209
Mitcham Industries, Inc.*	5,293	19,849
Comstock Resources, Inc.*,1	2,496	16,024
VAALCO Energy, Inc.*	17,237	12,540
ION Geophysical Corp.*,1	1,610	11,834
Mexco Energy Corp.*	2,331	10,280
PetroQuest Energy, Inc.*	5,734	10,264
Voc Energy Trust[1]	2,917	10,180
Rex Energy Corp.*,1	3,289	7,532
Superior Drilling Products, Inc.*	9,453	6,334
Barnwell Industries, Inc.*	2,977	5,359
Vertex Energy, Inc.*,1	6,450	5,160
Gevo, Inc.*,1	6,232	4,051
Yuma Energy, Inc.*,1	3,119	3,618
US Energy Corporation Wyoming*	4,506	3,425
Real Goods Solar, Inc. — Class A*	2,854	2,240
Tengasco, Inc.*	3,146	2,076
Gulfmark Offshore, Inc. — Class A*	10,261	1,696
ZaZa Energy Corp.*	17,522	440
Camber Energy, Inc.*	1,684	328
Ascent Solar Technologies, Inc.*	1,013	2
Harvest Natural Resources, Inc.*,†††,4	4,543	—
Total Energy		1,171,116

Basic Materials – 2.0%
Landec Corp.*	7,866	102,259
Intrepid Potash, Inc.*,1	20,270	75,202
Codexis, Inc.*	10,484	58,186
Uranium Energy Corp.*,1	41,718	55,067
Universal Stainless & Alloy Products, Inc.*	2,895	52,486
United States Lime & Minerals, Inc.	537	42,933
Oil-Dri Corporation of America	982	39,967
Orchids Paper Products Co.[1]	3,219	32,834
Shiloh Industries, Inc.*	2,995	26,236

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS continued	August 31, 2017

WMCR Wilshire Micro-Cap ETF continued

	Shares	Value
COMMON STOCKS† – 99.4% (continued)
Basic Materials – 2.0% (continued)
Northern Technologies International Corp.*	1,280	$22,528
Vista Gold Corp.*	12,917	11,109
Westwater Resources, Inc.*,1	7,667	10,427
Golden Minerals Co.*	17,674	9,597
US Antimony Corp.*	25,577	8,185
General Moly, Inc.*	18,108	7,904
Friedman Industries, Inc.	704	3,992
Total Basic Materials		558,912

Utilities – 0.9%
Artesian Resources Corp. — Class A	2,043	75,775
RGC Resources, Inc.[1]	2,110	58,131
Delta Natural Gas Company, Inc.	1,333	40,843
Global Water Resources, Inc.[1]	4,104	39,316
US Geothermal, Inc.*	4,889	19,018
Synthesis Energy Systems, Inc.*	26,736	10,892
Total Utilities		243,975

Health Care – 0.0%
Intrexon Contingent*,†††,4	805	—
Total Common Stocks
(Cost $26,994,609)		27,852,675

ROYALTY TRUST† – 0.3%
Energy – 0.3%
Cross Timbers Royalty Trust	2,096	30,245
Enduro Royalty Trust[1]	7,290	26,244
Pacific Coast Oil Trust	14,382	22,004
Hugoton Royalty Trust	10,185	17,315
Total Royalty Trust
(Cost $106,802)		95,808

RIGHTS† – 0.0%
Rave Restaurant Group, Inc.
Expires 09/08/17††,1	4,739	81
Tobira Therapeutics, Inc.
Expires 11/02/18†††,1,4	1,799	—
OncoGenex Pharmaceuticals, Inc.†††,4	14,823	—
Total Rights
(Cost $108)		81

CLOSED-END FUNDS† – 0.1%
180 Degree Capital Corp.*,1	17,374	28,667
Total Closed-End Funds
(Cost $25,092)		28,667

	Face
	Amount	Value
CONVERTIBLE BONDS†† – 0.0%
Consumer, Non-cyclical – 0.0%
Catalyst Biosciences, Inc.
due 02/19/18[2]	$6,475	$4,826
Total Convertible Bonds
(Cost $6,475)		4,826

SECURITIES LENDING COLLATERAL††,3 – 19.0%
Repurchase Agreements
Nomura Securities International, Inc.
issued 08/31/17 at 1.08%
due 09/01/17	1,239,378	1,239,378
Citigroup Global Markets, Inc.
issued 08/31/17 at 1.08%
due 09/01/17	1,239,378	1,239,378
RBC Dominion Securities, Inc.
issued 08/31/17 at 1.05%
due 09/01/17	1,239,378	1,239,378
Daiwa Capital Markets America
issued 08/31/17 at 1.10%
due 09/01/17	1,239,378	1,239,378
J.P. Morgan Securities LLC
issued 08/31/17 at 1.06%
due 09/01/17	367,259	367,259
Total Securities Lending Collateral
(Cost $5,324,771)		5,324,771
Total Investments – 118.8%
(Cost $32,457,857)		$33,306,828
Other Assets & Liabilities, net – (18.8)%		(5,265,873)
Total Net Assets – 100.0%		$28,040,955

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
1	All or portion of this security is on loan at August 31, 2017 — See Note 6.
2	Zero coupon rate security.
3	Securities lending collateral — See Note 6.
4	Security was fair valued by the Valuation Committee at August 31, 2017. The total market value of fair valued securities amounts to $0, (cost $108) or less than 0.0% of total net assets.

See notes to financial statements.
74 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2017

WMCR Wilshire Micro-Cap ETF continued

plc	Public Limited Company
REIT	Real Estate Investment Trust

See Sector Classification in Other Information section.

Country Diversification
% of Long-Term
Country	Investments
United States	99.3%
Cayman Islands	0.3%
Marshall Islands	0.2%
Canada	0.1%
Ireland	0.1%
Total Long-Term Investments	100.0%

The following table summarizes the inputs used to value the Fund’s investments at August 31, 2017 (See Note 4 in the Notes to Financial Statements):

		Level 2		Level 3
		Significant		Significant
Investments in	Level 1	Observable		Unobservable
Securities (Assets)	Quoted Prices	Inputs		Inputs	Total
Closed-End Funds	$28,667	$—		$—	$28,667
Common Stocks	27,852,675	—		—	27,852,675
Convertible Bonds	—	4,826		—	4,826
Rights	—	81		—*	81
Royalty Trust	95,808	—		—	95,808
Securities Lending
Collateral	—	5,324,771		—	5,324,771
Total Assets	$27,977,150	$5,329,678	$	—*	$33,306,828

* Includes securities with a market value of $0.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended August 31, 2017, there were no transfers between levels.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 75

SCHEDULE OF INVESTMENTS continued	August 31, 2017

WREI Wilshire US REIT ETF

	Shares	Value
COMMON STOCKS† – 99.5%
REITS – 99.5%
REITs-Apartments – 16.8%
AvalonBay Communities, Inc.	3,999	$750,732
Equity Residential	10,690	717,834
Essex Property Trust, Inc.	1,909	507,737
Mid-America Apartment Communities, Inc.	3,307	352,063
UDR, Inc.	7,786	302,253
Camden Property Trust	2,638	236,048
Apartment Investment & Management Co. — Class A	4,572	207,249
American Campus Communities, Inc.	3,904	185,791
American Homes 4 Rent — Class A	7,144	158,311
Education Realty Trust, Inc.	2,130	82,303
Monogram Residential Trust, Inc.	4,859	58,308
NexPoint Residential Trust, Inc.	527	12,279
Total REITs-Apartments		3,570,908

REITs-Diversified – 15.6%
Equinix, Inc.	2,269	1,062,821
Digital Realty Trust, Inc.	4,631	548,033
Vornado Realty Trust	5,507	410,216
Duke Realty Corp.	10,354	307,721
Forest City Realty Trust, Inc. — Class A	7,051	168,942
DuPont Fabros Technology, Inc.	2,257	145,261
CoreSite Realty Corp.	995	118,166
Cousins Properties, Inc.	12,199	114,061
PS Business Parks, Inc.	790	106,737
Retail Properties of America, Inc. — Class A	6,897	91,937
Washington Real Estate Investment Trust	2,237	73,508
STAG Industrial, Inc.	2,584	72,326
American Assets Trust, Inc.	1,372	55,731
Investors Real Estate Trust	3,545	22,263
NorthStar Realty Europe Corp.	1,601	19,900
Total REITs-Diversified		3,317,623

REITs-Office Property – 13.2%
Boston Properties, Inc.	4,478	540,047
Alexandria Real Estate Equities, Inc.	2,652	321,714
SL Green Realty Corp.	2,964	285,670
Kilroy Realty Corp.	2,862	198,136
Douglas Emmett, Inc.	4,502	175,398
Highwoods Properties, Inc.	2,961	154,653
Hudson Pacific Properties, Inc.	4,544	149,952
Equity Commonwealth*	3,613	111,786
Corporate Office Properties Trust	2,895	96,577
JBG SMITH Properties*	2,753	90,106
Paramount Group, Inc.	5,642	89,031
Brandywine Realty Trust	5,100	87,618
Piedmont Office Realty Trust, Inc. — Class A	4,232	85,698
Columbia Property Trust, Inc.	3,566	74,886
Mack-Cali Realty Corp.	2,612	59,789
Empire State Realty Trust, Inc. — Class A	2,806	57,102
Government Properties Income Trust	2,793	51,810
New York, Inc.	4,889	40,285
Parkway, Inc.	1,427	32,764
Franklin Street Properties Corp.	3,123	31,136
Tier, Inc.	1,392	25,627
Easterly Government Properties, Inc.	1,080	21,665
First Potomac Realty Trust	1,709	19,021
Total REITs-Office Property		2,800,471

REITs-Health Care – 12.8%
Welltower, Inc.	10,663	780,745
Ventas, Inc.	10,327	706,780
HCP, Inc.	13,633	406,400
Healthcare Trust of America, Inc. — Class A	5,572	173,122
Omega Healthcare Investors, Inc.[1]	4,412	140,610
Senior Housing Properties Trust	6,917	136,403
Healthcare Realty Trust, Inc.	3,391	112,852
Sabra Health Care, Inc.	4,646	101,515
National Health Investors, Inc.	1,193	95,655
Quality Care Properties, Inc.*	2,723	37,360
Universal Health Realty Income Trust	373	28,240
Total REITs-Health Care		2,719,682

REITs-Regional Malls – 10.1%
Simon Property Group, Inc.	9,092	1,426,079
GGP, Inc.	14,689	304,797
Macerich Co.	3,220	169,919
Taubman Centers, Inc.	1,657	86,562
Tanger Factory Outlet Centers, Inc.	2,804	65,614
Washington Prime Group, Inc.	5,400	45,090
CBL & Associates Properties, Inc.[1]	4,973	39,784
Pennsylvania Real Estate Investment Trust	1,922	19,278
Total REITs-Regional Malls		2,157,123

REITs-Warehouse/Industries – 8.7%
Prologis, Inc.	15,414	976,631
Liberty Property Trust	4,280	182,328
DCT Industrial Trust, Inc.	2,676	156,145
CyrusOne, Inc.	2,427	152,974
First Industrial Realty Trust, Inc.	3,416	105,828
EastGroup Properties, Inc.	987	87,705
QTS Realty Trust, Inc. — Class A	1,031	55,860

See notes to financial statements.
76 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2017

WREI Wilshire US REIT ETF continued

	Shares	Value
COMMON STOCKS† – 99.5% (continued)
REITS – 99.5% (continued)
REITs-Warehouse/Industries – 8.7% (continued)
Rexford Industrial Realty, Inc.	1,785	$53,639
Terreno Realty Corp.	1,455	52,744
Monmouth Real Estate Investment Corp.	2,113	34,336
Total REITs-Warehouse/Industries		1,858,190

REITs-Shopping Centers – 7.2%
Regency Centers Corp.	4,352	279,921
Federal Realty Investment Trust	2,100	266,553
Kimco Realty Corp.	12,395	243,190
Brixmor Property Group, Inc.	8,864	165,934
Weingarten Realty Investors	3,730	119,509
DDR Corp.	9,393	90,924
Urban Edge Properties	2,943	74,016
Acadia Realty Trust	2,467	70,778
Retail Opportunity Investments Corp.	3,187	63,230
Kite Realty Group Trust	2,433	48,952
Alexander’s, Inc.	79	33,077
Ramco-Gershenson Properties Trust	2,309	30,363
Urstadt Biddle Properties, Inc. — Class A	1,148	23,741
Saul Centers, Inc.	356	21,574
Cedar Realty Trust, Inc.	2,488	12,540
Total REITs-Shopping Centers		1,544,302

REITs-Storage – 6.9%
Public Storage	4,491	922,182
Extra Space Storage, Inc.	3,667	284,669
CubeSmart	5,247	129,339
Life Storage, Inc.	1,354	99,641
National Storage Affiliates Trust	1,289	28,770
Total REITs-Storage		1,464,601

REITs-Hotels – 6.2%
Host Hotels & Resorts, Inc.	21,527	390,069
Hospitality Properties Trust	4,784	130,890
Apple Hospitality, Inc.	6,492	118,025
Sunstone Hotel Investors, Inc.	6,419	101,420
LaSalle Hotel Properties	3,293	93,455
Ryman Hospitality Properties, Inc.	1,486	88,298
RLJ Lodging Trust	3,629	73,233
Pebblebrook Hotel Trust[1]	2,025	68,020
DiamondRock Hospitality Co.	5,830	64,072
Summit Hotel Properties, Inc.	3,035	45,039
Chesapeake Lodging Trust	1,750	44,783
FelCor Lodging Trust, Inc.	4,021	29,353
Chatham Lodging Trust	1,118	22,673
Hersha Hospitality Trust	1,217	22,563
Ashford Hospitality Trust, Inc.	2,440	15,152
Ashford Hospitality Prime, Inc.	874	8,408
Total REITs-Hotels		1,315,453

REITs-Manufactured Homes – 2.0%
Equity LifeStyle Properties, Inc.	2,526	225,193
Sun Communities, Inc.	2,299	207,623
Total REITs-Manufactured Homes		432,816
Total REITS		21,181,169
Total Common Stocks
(Cost $20,700,818)		21,181,169

	Face
	Amount	Value
SECURITIES LENDING COLLATERAL††,2 – 1.2%
Repurchase Agreements
BNP Paribas Securities Corp.
issued 08/31/17 at 1.07%
due 09/01/17	$249,584	$249,584
Total Securities Lending Collateral
(Cost $249,584)		249,584
Total Investments – 100.7%
(Cost $20,950,402)		$21,430,753
Other Assets & Liabilities, net – (0.7)%		(156,045)
Total Net Assets – 100.0%		$21,274,708

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at August 31, 2017 — See Note 6.
2	Securities lending collateral — See Note 6.

REIT	Real Estate Investment Trust

See Sector Classification in Other Information section.

Country Diversification
% of Long-Term
Country	Investments
United States	100.0%

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 77

SCHEDULE OF INVESTMENTS continued	August 31, 2017

WREI Wilshire US REIT ETF continued

The following table summarizes the inputs used to value the Fund’s investments at August 31, 2017 (See Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
Investments in	Level 1	Observable	Unobservable
Securities (Assets)	Quoted Prices	Inputs	Inputs	Total
Common Stocks	$21,181,169	$—	$—	$21,181,169
Securities Lending
Collateral	—	249,584	—	249,584
Total Assets	$21,181,169	$249,584	$—	$21,430,753

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended August 31, 2017, there were no transfers between levels.

See notes to financial statements.
78 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES	August 31, 2017

				Guggenheim
				Dow Jones		Guggenheim
		Guggenheim		Industrial		Insider
	Guggenheim	Defensive		Average		Sentiment
	BRIC ETF	Equity ETF		Dividend ETF		ETF
	(EEB )	(DEF	)	(DJD	)	(NFO	)
ASSETS:
Investments, at value — including securities on loan	$86,201,096	$174,150,314		$10,806,967		$71,666,255
Repurchase agreements, at value	5,805,894	—		—		—
Foreign currency, at value	1,017	—		—		—
Cash	73,470	806,609		32,719		429,143
Prepaid expenses	1,309	—		—		5
Receivables:
Dividends	250,230	334,551		38,025		99,748
Securities lending income	9,204	—		—		—
Investments sold	—	1,789,011		—		—
Tax reclaims	—	9,712		—		9,667
Total assets	92,342,220	177,090,197		10,877,711		72,204,818
LIABILITIES:
Payable for:
Upon return of securities loaned	5,805,894	—		—		—
Management fees	30,112	63,263		2,495		22,054
Professional fees	25,818	27,573		—		27,241
Custodian fees	19,214	14,326		—		6,660
Registration fees	13,845	264		—		7,232
Printing fees	8,532	9,478		—		6,239
Intraday valuation fees	4,021	3,012		—		3,994
Investments purchased	—	1,795,642		—		—
Other liabilities	5,595	5,228		—		3,615
Total liabilities	5,913,031	1,918,786		2,495		77,035
NET ASSETS	$86,429,189	$175,171,411		$10,875,216		$72,127,783
NET ASSETS CONSIST OF:
Paid-in capital	$358,385,141	$202,837,644		$10,375,758		$132,586,071
Undistributed net investment income	1,341,398	2,279,878		52,167		664,937
Accumulated net realized gain (loss) on investments	(271,261,603)	(41,478,940)		(15,008)		(68,542,837)
Net unrealized appreciation (depreciation) on investments	(2,035,747)	11,532,829		462,299		7,419,612
NET ASSETS	$86,429,189	$175,171,411		$10,875,216		$72,127,783
Shares outstanding ($0.01 par value with unlimited amount authorized)	2,400,800	4,050,000		350,000		1,250,800
Net asset value	$36.00	$43.25		$31.07		$57.67
Investments in securities, at cost	88,236,843	162,617,485		10,344,668		64,246,643
Repurchase agreements, at cost	5,805,894	—		—		—
Foreign currency, at cost	1,018	—		—		—
Securities on loan, at value	6,935,309	—		—		—

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 79

STATEMENTS OF ASSETS AND LIABILITIES continued	August 31, 2017

	Guggenheim					Guggenheim
	Large Cap					Raymond
	Optimized		Guggenheim		Guggenheim	James
	Diversification		Mid-Cap Core		Multi-Asset	SB-1 Equity
	ETF		ETF		Income ETF	ETF
	(OPD	)	(CZA	)	(CVY )	(RYJ	)
ASSETS:
Investments, at value — including securities on loan	$1,359,435		$201,859,682		$343,315,425	$185,498,320
Repurchase agreements, at value	19,201		2,150,627		14,876,717	11,355,272
Cash	19,168		1,237,901		1,618,769	261,416
Prepaid expenses	—		—		3,494	—
Receivables:
Dividends	1,910		330,716		1,163,786	98,932
Securities lending income	8		2,351		30,901	28,590
Fund shares sold	—		22,655		—	—
Investments sold	—		—		188,063	4,779,144
Tax reclaims	—		2,233		149,180	5,785
Total assets	1,399,722		205,606,165		361,346,335	202,027,459
LIABILITIES:
Payable for:
Upon return of securities loaned	19,201		2,150,627		14,876,717	11,355,272
Investments purchased	17,680		—		—	4,751,898
Management fees	457		66,793		124,303	118,883
Professional fees	—		31,162		24,329	—
Intraday valuation fees	—		1,723		3,664	—
Other liabilities	—		71,850		173,017	—
Total liabilities	37,338		2,322,155		15,202,030	16,226,053
NET ASSETS	$1,362,384		$203,284,010		$346,144,305	$185,801,406
NET ASSETS CONSIST OF:
Paid-in capital	$1,478,956		$224,004,331		$736,941,208	$234,932,208
Undistributed (distributions in excess of) net investment income	10,303		3,496,098		(98)	346,187
Accumulated net realized gain (loss) on investments	(136,754)		(40,263,267)		(398,228,927)	(64,440,024)
Net unrealized appreciation on investments	9,879		16,046,848		7,432,122	14,963,035
NET ASSETS	$1,362,384		$203,284,010		$346,144,305	$185,801,406
Shares outstanding ($0.01 par value with unlimited amount authorized)	50,000		3,300,000		16,400,800	4,722,822
Net asset value	$27.25		$61.60		$21.11	$39.34
Investments in securities, at cost	1,349,556		185,812,834		335,883,303	170,535,285
Repurchase agreements, at cost	19,201		2,150,627		14,876,717	11,355,272
Securities on loan, at value	18,974		2,125,895		16,039,945	13,819,701

See notes to financial statements.
80 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES continued	August 31, 2017

	Guggenheim		Wilshire
	S&P Spin-Off		Micro-Cap		Wilshire
	ETF		ETF		US REIT ETF
	(CSD	)	(WMCR	)	(WREI	)
ASSETS:
Investments, at value — including securities on loan	$195,358,812		$27,982,057		$21,181,169
Repurchase agreements, at value	6,374,767		5,324,771		249,584
Cash	—		16,546		84,512
Receivables:
Dividends	167,201		13,661		14,682
Securities lending income	2,978		33,873		131
Investments sold	—		6,486		—
Total assets	201,903,758		33,377,394		21,530,078
LIABILITIES:
Due to custodian	80,871		—		—
Payable for:
Upon return of securities loaned	6,374,767		5,324,771		249,584
Management fees	106,549		11,668		5,786
Professional fees	17,780		—		—
Intraday valuation fees	1,189		—		—
Other liabilities	114,282		—		—
Total liabilities	6,695,438		5,336,439		255,370
NET ASSETS	$195,208,320		$28,040,955		$21,274,708
NET ASSETS CONSIST OF:
Paid-in capital	$298,199,238		$31,352,178		$21,119,970
Undistributed (distributions in excess of) net investment income	674,977		325,638		—
Accumulated net realized gain (loss) on investments	(135,268,543)		(4,485,832)		(325,613)
Net unrealized appreciation on investments	31,602,648		848,971		480,351
NET ASSETS	$195,208,320		$28,040,955		$21,274,708
Shares outstanding ($0.01 par value with unlimited amount authorized)	3,950,000		900,800		450,000
Net asset value	$49.42		$31.13		$47.28
Investments in securities, at cost	163,756,164		27,133,086		20,700,818
Repurchase agreements, at cost	6,374,767		5,324,771		249,584
Securities on loan, at value	6,391,075		5,430,464		243,401

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 81

STATEMENTS OF OPERATIONS	August 31, 2017
For the year ended August 31, 2017

			Guggenheim
			Dow Jones		Guggenheim
		Guggenheim	Industrial		Insider
	Guggenheim	Defensive	Average		Sentiment
	BRIC ETF	Equity ETF	Dividend ETF		ETF
	(EEB )	(DEF )	(DJD	)	(NFO )
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$1,773,313	$3,868,618	$240,198		$1,262,676
Income from securities lending	73,837	9,746	—		20,465
Total investment income	1,847,150	3,878,364	240,198		1,283,141
EXPENSES:
Management fees	397,095	853,269	23,212		359,143
Professional fees	54,177	61,510	—		52,664
Custodian fees	52,340	33,316	—		16,223
Licensing fees	31,767	32,342	—		49,397
Administration fees	21,840	46,922	—		19,753
Printing fees	17,669	21,270	—		10,225
Trustees’ fees and expenses**	10,563	13,609	—		10,485
Listing fees	5,000	5,000	—		5,000
Intraday valuation fees	3,993	3,545	—		4,998
Insurance	1,510	2,392	—		1,638
Other expenses	937	835	—		825
Total expenses	596,891	1,074,010	23,212		530,351
Less:
Expenses waived by advisor	(78,784)	(38,179)	—		(93,863)
Reimbursement of custody fees	(9,825)	—	—		—
Total expenses waived/reimbursed	(88,609)	(38,179)	—		(93,863)
Net expenses	508,282	1,035,831	23,212		436,488
Net investment income	1,338,868	2,842,533	216,986		846,653
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(12,942,426)	(4,862,128)	(24,961)		(3,681,276)
In-kind transactions	2,491,912	24,746,635	767,156		12,292,891
Foreign currency transactions	(593)	—	—		—
Net realized gain (loss)	(10,451,107)	19,884,507	742,195		8,611,615
Net change in unrealized appreciation (depreciation) on:
Investments	28,431,956	(1,670,450)	314,764		1,141,424
Net realized and unrealized gain	17,980,849	18,214,057	1,056,959		9,753,039
Net increase in net assets resulting from operations	$19,319,717	$21,056,590	$1,273,945		$10,599,692
* Foreign taxes withheld	$267,641	$9,024	$—		$6,990

** Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.
82 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

STATEMENTS OF OPERATIONS continued	August 31, 2017
For the year ended August 31, 2017

	Guggenheim			Guggenheim
	Large Cap			Raymond
	Optimized	Guggenheim	Guggenheim	James
	Diversification	Mid-Cap Core	Multi-Asset	SB-1 Equity
	ETF	ETF	Income ETF	ETF
	(OPD )	(CZA )	(CVY )	(RYJ )
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$27,957	$3,317,476	$17,419,388	$1,734,215
Income from securities lending	197	88,868	464,992	248,192
Total investment income	28,154	3,406,344	17,884,380	1,982,407
EXPENSES:
Management fees	5,924	819,724	1,950,533	1,418,090
Listing fees	—	5,000	5,000	—
Printing fees	—	18,765	48,507	—
Intraday valuation fees	—	2,380	4,015	—
Insurance	—	2,237	4,961	—
Professional fees	—	60,762	61,024	—
Administration fees	—	45,081	93,021	—
Trustees’ fees and expenses**	—	13,130	21,071	—
Licensing fees	—	220,917	560,160	—
Custodian fees	—	32,317	77,471	—
Other expenses	—	1,065	658	—
Total expenses	5,924	1,221,378	2,826,421	1,418,090
Less:
Expenses waived by advisor	—	(155,737)	(290,612)	—
Reimbursement of custody fees	—	—	(116)	—
Total expenses waived/reimbursed	—	(155,737)	(290,728)	—
Net expenses	5,924	1,065,641	2,535,693	1,418,090
Net investment income	22,230	2,340,703	15,348,687	564,317
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(156,301)	(5,403,448)	(14,730,825)	(2,811,606)
In-kind transactions	233,559	24,810,427	43,257,003	27,133,954
Net realized gain	77,258	19,406,979	28,526,178	24,322,348
Net change in unrealized appreciation (depreciation) on:
Investments	(33,952)	6,190,483	(879,948)	(6,053,102)
Net realized and unrealized gain	43,306	25,597,462	27,646,230	18,269,246
Net increase in net assets resulting from operations	$65,536	$27,938,165	$42,994,917	$18,833,563
* Foreign taxes withheld	$20	$12,790	$258,996	$1,104

** Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 83

STATEMENTS OF OPERATIONS continued	August 31, 2017
For the year ended August 31, 2017

	Guggenheim	Wilshire
	S&P Spin-Off	Micro-Cap		Wilshire
	ETF	ETF		US REIT ETF
	(CSD )	(WMCR	)	(WREI )
INVESTMENT INCOME:
Dividends	$3,021,902	$390,974		$589,052
Income from securities lending	27,615	278,076		628
Total investment income	3,049,517	669,050		589,680
EXPENSES:
Management fees	1,013,725	133,599		72,099
Licensing fees	101,372	—		—
Administration fees	55,449	—		—
Professional fees	47,385	—		—
Custodian fees	38,978	—		—
Printing fees	19,780	—		—
Trustees’ fees and expenses**	14,782	—		—
Intraday valuation fees	5,110	—		—
Listing fees	5,000	—		—
Insurance	2,939	—		—
Other expenses	769	—		—
Total expenses	1,305,289	133,599		72,099
Less:
Expenses waived by advisor	(5,932)	—		—
Reimbursement of custody fees	(445)	—		—
Total expenses waived/reimbursed	(6,377)	—		—
Net expenses	1,298,912	133,599		72,099
Net investment income	1,750,605	535,451		517,581
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	1,581,261	366,306		(245,249)
In-kind transactions	19,762,774	1,558,690		1,975,443
Net realized gain	21,344,035	1,924,996		1,730,194
Net change in unrealized appreciation (depreciation) on:
Investments	11,070,738	1,803,135		(2,775,574)
Net realized and unrealized gain (loss)	32,414,773	3,728,131		(1,045,380)
Net increase (decrease) in net assets resulting from operations	$34,165,378	$4,263,582		$(527,799)

** Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.
84 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	August 31, 2017

	Guggenheim		Guggenheim
	BRIC ETF (EEB)		Defensive Equity ETF (DEF)
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2017	August 31, 2016	August 31, 2017	August 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,338,868	$1,045,153	$2,842,533	$5,198,712
Net realized gain (loss) on investments	(10,451,107)	(14,942,194)	19,884,507	(6,642,872)
Net change in unrealized appreciation (depreciation) on investments	28,431,956	24,512,402	(1,670,450)	20,677,490
Net increase in net assets resulting from operations	19,319,717	10,615,361	21,056,590	19,233,330
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,048,634)	(1,474,757)	(3,644,250)	(5,296,900)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	4,620,024	—	152,073,274	54,970,099
Cost of shares redeemed	(10,941,555)	(20,838,391)	(162,354,612)	(98,528,301)
Net decrease in net assets resulting from shareholder transactions	(6,321,531)	(20,838,391)	(10,281,338)	(43,558,202)
Net increase (decrease) in net assets	11,949,552	(11,697,787)	7,131,002	(29,621,772)

NET ASSETS:
Beginning of period	74,479,637	86,177,424	168,040,409	197,662,181
End of period	$86,429,189	$74,479,637	$175,171,411	$168,040,409
Undistributed net investment income at end of period	$1,341,398	$1,048,555	$2,279,878	$2,485,040
CHANGES IN SHARES OUTSTANDING:
Shares sold	150,000	—	3,800,000	1,450,000
Shares redeemed	(350,000)	(850,000)	(4,050,000)	(2,700,000)
Net decrease in shares	(200,000)	(850,000)	(250,000)	(1,250,000)

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 85

STATEMENTS OF CHANGES IN NET ASSETS continued	August 31, 2017

	Guggenheim
	Dow Jones Industrial		Guggenheim
	Average Dividend ETF (DJD)		Insider Sentiment ETF (NFO)
		Period from
		December 16,
	Year Ended	2015[a] to	Year Ended	Year Ended
	August 31, 2017	August 31, 2016	August 31, 2017	August 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$216,986	$52,806	$846,653	$1,419,449
Net realized gain (loss) on investments	742,195	63,166	8,611,615	(3,206,532)
Net change in unrealized appreciation (depreciation) on investments	314,764	147,535	1,141,424	5,829,800
Net increase in net assets resulting from operations	1,273,945	263,507	10,599,692	4,042,717
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(179,295)	(38,330)	(1,266,043)	(1,721,854)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	17,361,187	3,835,511	69,469,888	28,219,754
Cost of shares redeemed	(10,335,307)	(1,306,002)	(84,658,617)	(76,104,296)
Net increase (decrease) in net assets resulting from shareholder transactions	7,025,880	2,529,509	(15,188,729)	(47,884,542)
Net increase (decrease) in net assets	8,120,530	2,754,686	(5,855,080)	(45,563,679)

NET ASSETS:
Beginning of period	2,754,686	—	77,982,863	123,546,542
End of period	$10,875,216	$2,754,686	$72,127,783	$77,982,863
Undistributed net investment income at end of period	$52,167	$14,476	$664,937	$996,736
CHANGES IN SHARES OUTSTANDING:
Shares sold	600,000	150,000	1,350,000	600,000
Shares redeemed	(350,000)	(50,000)	(1,650,000)	(1,650,000)
Net increase (decrease) in shares	250,000	100,000	(300,000)	(1,050,000)
[a] Commencement of Operations

See notes to financial statements.
86 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS continued	August 31, 2017

	Guggenheim
	Large Cap Optimized		Guggenheim
	Diversification ETF (OPD)		Mid-Cap Core ETF (CZA)
		Period from
		April 19,
	Year Ended	2016[a] to	Year Ended	Year Ended
	August 31, 2017	August 31, 2016	August 31, 2017	August 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$22,230	$18,951	$2,340,703	$2,449,180
Net realized gain (loss) on investments	77,258	59,959	19,406,979	(419,461)
Net change in unrealized appreciation (depreciation) on investments	(33,952)	43,831	6,190,483	9,324,687
Net increase in net assets resulting from operations	65,536	122,741	27,938,165	11,354,406
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(27,190)	—	(2,792,900)	(1,931,365)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	3,954,158	3,781,728	192,593,073	114,567,708
Cost of shares redeemed	(5,246,059)	(1,288,530)	(157,554,788)	(130,487,670)
Net increase (decrease) in net assets resulting from shareholder transactions	(1,291,901)	2,493,198	35,038,285	(15,919,962)
Net increase (decrease) in net assets	(1,253,555)	2,615,939	60,183,550	(6,496,921)

NET ASSETS:
Beginning of period	2,615,939	—	143,100,460	149,597,381
End of period	$1,362,384	$2,615,939	$203,284,010	$143,100,460
Undistributed net investment income at end of period	$10,303	$17,486	$3,496,098	$3,124,424
CHANGES IN SHARES OUTSTANDING:
Shares sold	150,000	150,000	3,400,000	2,350,000
Shares redeemed	(200,000)	(50,000)	(2,800,000)	(2,700,000)
Net increase (decrease) in shares	(50,000)	100,000	600,000	(350,000)
[a] Commencement of Operations

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 87

STATEMENTS OF CHANGES IN NET ASSETS continued	August 31, 2017

	Guggenheim		Guggenheim Raymond James
	Multi-Asset Income ETF (CVY)		SB-1 Equity ETF (RYJ)
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2017	August 31, 2016	August 31, 2017	August 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$15,348,687	$22,252,340	$564,317	$1,698,889
Net realized gain (loss) on investments	28,526,178	(112,587,434)	24,322,348	(9,837,380)
Net change in unrealized appreciation (depreciation) on investments	(879,948)	99,086,394	(6,053,102)	13,966,325
Net increase in net assets resulting from operations	42,994,917	8,751,300	18,833,563	5,827,834
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(11,665,472)	(26,256,263)	(2,566,671)	(1,920,768)
Return of capital	(5,893,641)	—	(331,196)	—
Total distributions to shareholders	(17,559,113)	(26,256,263)	(2,897,867)	(1,920,768)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	200,977,596	9,174,271	68,210,447	27,128,925
Cost of shares redeemed	(307,926,999)	(211,332,107)	(79,129,012)	(90,746,911)
Net decrease in net assets resulting from shareholder transactions	(106,949,403)	(202,157,836)	(10,918,565)	(63,617,986)
Net increase (decrease) in net assets	(81,513,599)	(219,662,799)	5,017,131	(59,710,920)

NET ASSETS:
Beginning of period	427,657,904	647,320,703	180,784,275	240,495,195
End of period	$346,144,305	$427,657,904	$185,801,406	$180,784,275
Undistributed (distributions in excess of) net investment income at end of period	$(98)	$20,302,615	$346,187	$2,247,980
CHANGES IN SHARES OUTSTANDING:
Shares sold	9,800,000	500,000	1,750,000	800,000
Shares redeemed	(15,050,000)	(11,350,000)	(2,050,000)	(2,800,000)
Net decrease in shares	(5,250,000)	(10,850,000)	(300,000)	(2,000,000)

See notes to financial statements.
88 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS continued	August 31, 2017

	Guggenheim		Wilshire
	S&P Spin-Off ETF (CSD)		Micro-Cap ETF (WMCR)
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2017	August 31, 2016	August 31, 2017	August 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,750,605	$4,288,083	$535,451	$478,883
Net realized gain (loss) on investments	21,344,035	(64,082,819)	1,924,996	(830,722)
Net change in unrealized appreciation (depreciation) on investments	11,070,738	62,660,127	1,803,135	1,388,087
Net increase in net assets resulting from operations	34,165,378	2,865,391	4,263,582	1,036,248
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(3,264,300)	(7,962,720)	(449,860)	(343,063)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	47,467,855	104,056,833	2,995,765	2,263,125
Cost of shares redeemed	(99,479,219)	(295,733,085)	(3,016,979)	—
Net increase (decrease) in net assets resulting from shareholder transactions	(52,011,364)	(191,676,252)	(21,214)	2,263,125
Net increase (decrease) in net assets	(21,110,286)	(196,773,581)	3,792,508	2,956,310

NET ASSETS:
Beginning of period	216,318,606	413,092,187	24,248,447	21,292,137
End of period	$195,208,320	$216,318,606	$28,040,955	$24,248,447
Undistributed net investment income at end of period	$674,977	$2,708,458	$325,638	$256,942
CHANGES IN SHARES OUTSTANDING:
Shares sold	1,050,000	2,650,000	100,000	100,000
Shares redeemed	(2,200,000)	(7,650,000)	(100,000)	—
Net increase (decrease) in shares	(1,150,000)	(5,000,000)	—	100,000

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 89

STATEMENTS OF CHANGES IN NET ASSETS continued	August 31, 2017

	Wilshire
	US REIT ETF (WREI)
	Year Ended	Year Ended
	August 31, 2017	August 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$517,581	$729,492
Net realized gain on investments	1,730,194	502,444
Net change in unrealized appreciation (depreciation) on investments	(2,775,574)	2,729,602
Net increase (decrease) in net assets resulting from operations	(527,799)	3,961,538
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(617,370)	(640,825)
Capital gains	(199,305)	(52,280)
Total distributions to shareholders	(816,675)	(693,105)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	9,532,773	6,987,147
Cost of shares redeemed	(9,519,183)	(2,372,034)
Net increase in net assets resulting from shareholder transactions	13,590	4,615,113
Net increase (decrease) in net assets	(1,330,884)	7,883,546

NET ASSETS:
Beginning of period	22,605,592	14,722,046
End of period	$21,274,708	$22,605,592
Distributions in excess of net investment income at end of period	$—	$—
CHANGES IN SHARES OUTSTANDING:
Shares sold	200,000	150,000
Shares redeemed	(200,000)	(50,000)
Net increase in shares	—	100,000

See notes to financial statements.
90 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

FINANCIAL HIGHLIGHTS	August 31, 2017

EEB Guggenheim BRIC ETF

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2017	August 31, 2016	August 31, 2015	August 31, 2014	August 31, 2013
Per Share Data:
Net asset value, beginning of period	$28.64	$24.97	$37.98	$31.99	$33.86
Income from investment operations:
Net investment income(a)	0.53	0.36	0.56	0.75	0.76
Net gain (loss) on investments (realized and unrealized)	7.24	3.79	(12.54)	6.10	(1.68)
Total from investment operations	7.77	4.15	(11.98)	6.85	(0.92)
Less distributions from:
Net investment income	(0.41)	(0.48)	(1.03)	(0.86)	(0.95)
Total distributions to shareholders	(0.41)	(0.48)	(1.03)	(0.86)	(0.95)
Net asset value, end of period	$36.00	$28.64	$24.97	$37.98	$31.99
Market value, end of period	$36.03	$28.54	$24.95	$37.84	$31.92
Total Return(b)
Net asset value	27.49%	16.97%	(31.90% )	21.68%	(3.03% )
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$86,429	$74,480	$86,177	$180,427	$212,774
Ratio to average net assets of:
Net investment income	1.69%	1.41%	1.81%	2.17%	2.21%
Total expenses	0.75%	0.78%	0.70%	0.66%	0.64%
Net expenses(d)	0.64%	0.64%	0.64%	0.64%	0.64%
Portfolio turnover rate(c)	41%	24%	24%	68%	12%

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.
(d)	Net expense information reflects the expense ratio after expense waivers.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 91

FINANCIAL HIGHLIGHTS continued	August 31, 2017

DEF Guggenheim Defensive Equity ETF

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2017	August 31, 2016	August 31, 2015	August 31, 2014	August 31, 2013
Per Share Data:
Net asset value, beginning of period	$39.08	$35.61	$38.95	$32.42	$29.23
Income from investment operations:
Net investment income(a)	0.67	1.14	1.17	1.23	0.85
Net gain (loss) on investments (realized and unrealized)	4.35	3.48	(3.55)	6.09	3.09
Total from investment operations	5.02	4.62	(2.38)	7.32	3.94
Less distributions from:
Net investment income	(0.85)	(1.15)	(0.96)	(0.79)	(0.75)
Total distributions to shareholders	(0.85)	(1.15)	(0.96)	(0.79)	(0.75)
Net asset value, end of period	$43.25	$39.08	$35.61	$38.95	$32.42
Market value, end of period	$43.25	$39.00	$35.66	$38.97	$32.41
Total Return(b)
Net asset value	13.08%	13.37%	(6.24%)	22.90%	13.81%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$175,171	$168,040	$197,662	$200,607	$124,830
Ratio to average net assets of:
Net investment income	1.67%	3.12%	3.07%	3.47%	2.69%
Total expenses	0.63%	0.74%	0.72%	0.74%	0.78%
Net expenses(d)	0.61%	0.65%	0.65%	0.66%	0.65%
Portfolio turnover rate(c)	194%	92%	96%	87%	56%

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.
(d)	Net expense information reflects the expense ratio after expense waivers.

See notes to financial statements.
92 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	August 31, 2017

DJD Guggenheim Dow Jones Industrial Average Dividend ETF

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF’s performance for the period presented.

		Period Ended
	Year Ended	August 31,
	August 31, 2017	2016(a)
Per Share Data:
Net asset value, beginning of period	$27.55	$25.35
Income from investment operations:
Net investment income(b)	0.83	0.53
Net gain on investments (realized and unrealized)	3.55	2.05
Total from investment operations	4.38	2.58
Less distributions from:
Net investment income	(0.86)	(0.38)
Total distributions to shareholders	(0.86)	(0.38)
Net asset value, end of period	$31.07	$27.55
Market value, end of period	$31.10	$27.52
Total Return(c)
Net asset value	16.13%	10.27%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$10,875	$2,755
Ratio to average net assets of:
Net investment income	2.80%	2.86%
Total expenses	0.30%	0.30%
Net expenses	0.30%	0.30%
Portfolio turnover rate(d)	3%	0%

(a)	Since commencement of operations: December 16, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
(b)	Based on average shares outstanding.
(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
(d)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 93

FINANCIAL HIGHLIGHTS continued	August 31, 2017

NFO Guggenheim Insider Sentiment ETF

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2017	August 31, 2016	August 31, 2015	August 31, 2014	August 31, 2013
Per Share Data:
Net asset value, beginning of period	$50.29	$47.50	$49.25	$41.15	$34.05
Income from investment operations:
Net investment income(a)	0.61	0.69	0.55	0.56	0.64
Net gain (loss) on investments (realized and unrealized)	7.67	2.82	(1.72)	7.98	7.06
Total from investment operations	8.28	3.51	(1.17)	8.54	7.70
Less distributions from:
Net investment income	(0.90)	(0.72)	(0.58)	(0.44)	(0.60)
Total distributions to shareholders	(0.90)	(0.72)	(0.58)	(0.44)	(0.60)
Net asset value, end of period	$57.67	$50.29	$47.50	$49.25	$41.15
Market value, end of period	$57.51	$50.23	$47.52	$49.22	$41.09
Total Return(b)
Net asset value	16.79%	7.51%	(2.40%)	20.80%	22.94%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$72,128	$77,983	$123,547	$184,735	$131,700
Ratio to average net assets of:
Net investment income	1.18%	1.47%	1.13%	1.21%	1.67%
Total expenses	0.74%	0.76%	0.73%	0.74%	0.77%
Net expenses(d)	0.61%	0.65%	0.65%	0.66%	0.65%
Portfolio turnover rate(c)	189%	117%	112%	106%	45%

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.
(d)	Net expense information reflects the expense ratio after expense waivers.

See notes to financial statements.
94 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	August 31, 2017

OPD Guggenheim Large Cap Optimized Diversification ETF

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF’s performance for the period presented.

		Period Ended
	Year Ended	August 31,
	August 31, 2017	2016(a)
Per Share Data:
Net asset value, beginning of period	$26.16	$25.10
Income from investment operations:
Net investment income(b)	0.39	0.19
Net gain on investments (realized and unrealized)	1.24	0.87
Total from investment operations	1.63	1.06
Less distributions from:
Net investment income	(0.54)	—
Total distributions to shareholders	(0.54)	—
Net asset value, end of period	$27.25	$26.16
Market value, end of period	$26.70	$26.06
Total Return(c)
Net asset value	6.39%	4.22%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$1,362	$2,616
Ratio to average net assets of:
Net investment income	1.50%	1.98%
Total expenses	0.40%	0.40%
Net expenses	0.40%	0.40%
Portfolio turnover rate(d)	110%	14%

(a)	Since commencement of operations: April 19, 2016. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
(b)	Based on average shares outstanding.
(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
(d)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 95

FINANCIAL HIGHLIGHTS continued	August 31, 2017

CZA Guggenheim Mid-Cap Core ETF

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2017	August 31, 2016	August 31, 2015	August 31, 2014	August 31, 2013
Per Share Data:
Net asset value, beginning of period	$53.00	$49.05	$49.97	$40.44	$32.67
Income from investment operations:
Net investment income(a)	0.81	0.87	0.50	0.41	0.72
Net gain (loss) on investments (realized and unrealized)	8.81	3.73	(1.05)	9.58	7.47
Total from investment operations	9.62	4.60	(0.55)	9.99	8.19
Less distributions from:
Net investment income	(1.02)	(0.65)	(0.37)	(0.46)	(0.42)
Total distributions to shareholders	(1.02)	(0.65)	(0.37)	(0.46)	(0.42)
Net asset value, end of period	$61.60	$53.00	$49.05	$49.97	$40.44
Market value, end of period	$61.67	$52.94	$49.09	$50.04	$40.48
Total Return(b)
Net asset value	18.40%	9.53%	(1.11%)	24.81%	25.30%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$203,284	$143,100	$149,597	$132,428	$88,977
Ratio to average net assets of:
Net investment income	1.43%	1.78%	1.01%	0.89%	1.93%
Total expenses	0.74%	0.74%	0.73%	0.73%	0.83%
Net expenses(d)	0.65%	0.65%	0.65%	0.66%	0.65%
Portfolio turnover rate(c)	181%	172%	164%	175%	53%

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.
(d)	Net expense information reflects the expense ratio after expense waivers.

See notes to financial statements.
96 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	August 31, 2017

CVY Guggenheim Multi-Asset Income ETF

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2017	August 31, 2016	August 31, 2015	August 31, 2014	August 31, 2013
Per Share Data:
Net asset value, beginning of period	$19.75	$19.92	$26.06	$23.34	$22.21
Income from investment operations:
Net investment income(a)	0.80	0.87	1.30	1.38	1.32
Net gain (loss) on investments (realized and unrealized)	1.46	(0.06)	(6.10)	2.57	1.11
Total from investment operations	2.26	0.81	(4.80)	3.95	2.43
Less distributions from:
Net investment income	(0.60)	(0.98)	(1.31)	(1.23)	(1.30)
Return of capital	(0.30)	—	(0.03)	—	—
Total distributions to shareholders	(0.90)	(0.98)	(1.34)	(1.23)	(1.30)
Net asset value, end of period	$21.11	$19.75	$19.92	$26.06	$23.34
Market value, end of period	$21.08	$19.74	$19.89	$26.05	$23.33
Total Return(b)
Net asset value	11.73%	4.49%	(18.90%)	17.29%	11.20%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$346,144	$427,658	$647,321	$1,485,282	$1,125,195
Ratio to average net assets of:
Net investment income	3.93%	4.62%	5.68%	5.54%	5.67%
Total expenses	0.72%	0.73%	0.71%	0.71%	0.72%
Net expenses(d)	0.65%	0.65%	0.65%	0.66%	0.65%
Portfolio turnover rate(c)	203%	228%	213%	180%	108%

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.
(d)	Net expense information reflects the expense ratio after expense waivers.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 97

FINANCIAL HIGHLIGHTS continued	August 31, 2017

RYJ Guggenheim Raymond James SB-1 Equity ETF

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2017	August 31, 2016	August 31, 2015	August 31, 2014	August 31, 2013
Per Share Data:
Net asset value, beginning of period	$35.99	$34.24	$35.26	$29.06	$22.60
Income from investment operations:
Net investment income(a)	0.12	0.29	0.21	0.12	0.20
Net gain (loss) on investments (realized and unrealized)	3.82	1.76	(1.14)	6.19	6.34
Total from investment operations	3.94	2.05	(0.93)	6.31	6.54
Less distributions from:
Net investment income	(0.52)	(0.30)	(0.09)	(0.11)	(0.08)
Return of capital	(0.07)	—	—	—	—
Total distributions to shareholders	(0.59)	(0.30)	(0.09)	(0.11)	(0.08)
Net asset value, end of period	$39.34	$35.99	$34.24	$35.26	$29.06
Market value, end of period	$39.32	$36.01	$34.19	$35.28	$29.08
Total Return(b)
Net asset value	11.00%	6.08%	(2.64%)	21.75%	29.03%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$185,801	$180,784	$240,495	$267,054	$148,866
Ratio to average net assets of:
Net investment income	0.30%	0.87%	0.59%	0.36%	0.78%
Total expenses	0.75%	0.75%	0.75%	0.76%	0.75%
Net expenses	0.75%	0.75%	0.75%	0.76%	0.75%
Portfolio turnover rate(c)	90%	118%	95%	114%	66%

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
98 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	August 31, 2017

CSD Guggenheim S&P Spin-Off ETF

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2017	August 31, 2016	August 31, 2015	August 31, 2014	August 31, 2013
Per Share Data:
Net asset value, beginning of period	$42.42	$40.90	$46.47	$37.96	$26.54
Income from investment operations:
Net investment income(a)	0.39	0.61	0.72	0.45	0.14
Net gain (loss) on investments (realized and unrealized)	7.31	1.91	(5.55)	8.15	11.36
Total from investment operations	7.70	2.52	(4.83)	8.60	11.50
Less distributions from:
Net investment income	(0.70)	(1.00)	(0.74)	(0.09)	(0.08)
Total distributions to shareholders	(0.70)	(1.00)	(0.74)	(0.09)	(0.08)
Net asset value, end of period	$49.42	$42.42	$40.90	$46.47	$37.96
Market value, end of period	$49.34	$42.42	$40.85	$46.46	$38.01
Total Return(b)
Net asset value	18.39%	6.42%	(10.54%)	22.65%	43.41%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$195,208	$216,319	$413,092	$615,693	$275,245
Ratio to average net assets of:
Net investment income	0.86%	1.54%	1.57%	1.00%	0.41%
Total expenses	0.64%	0.71%	0.71%	0.72%	0.78%
Net expenses(d)	0.64%	0.65%	0.65%	0.66%	0.65%
Portfolio turnover rate(c)	44%	116%	56%	81%	32%

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.
(d)	Net expense information reflects the expense ratio after expense waivers.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 99

FINANCIAL HIGHLIGHTS continued	August 31, 2017

WMCR Wilshire Micro-Cap ETF

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2017	August 31, 2016	August 31, 2015	August 31, 2014	August 31, 2013
Per Share Data:
Net asset value, beginning of period	$26.92	$26.59	$27.40	$23.38	$18.14
Income from investment operations:
Net investment income(a)	0.59	0.56	0.46	0.46	0.36
Net gain (loss) on investments (realized and unrealized)	4.12	0.20	(0.30)	3.89	5.09
Total from investment operations	4.71	0.76	0.16	4.35	5.45
Less distributions from:
Net investment income	(0.50)	(0.43)	(0.97)	(0.33)	(0.21)
Total distributions to shareholders	(0.50)	(0.43)	(0.97)	(0.33)	(0.21)
Net asset value, end of period	$31.13	$26.92	$26.59	$27.40	$23.38
Market value, end of period	$31.09	$26.96	$26.60	$27.31	$23.42
Total Return(b)
Net asset value	17.57%	2.95%	0.57%	18.57%	30.32%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$28,041	$24,248	$21,292	$41,117	$37,427
Ratio to average net assets of:
Net investment income	2.00%	2.24%	1.67%	1.72%	1.71%
Total expenses	0.50%	0.50%	0.50%	0.51%	0.50%
Net expenses	0.50%	0.50%	0.50%	0.51%	0.50%
Portfolio turnover rate(c)	48%	57%	30%	29%	27%

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
100 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	August 31, 2017

WREI Wilshire US REIT ETF

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2017	August 31, 2016	August 31, 2015	August 31, 2014	August 31, 2013
Per Share Data:
Net asset value, beginning of period	$50.23	$42.06	$42.69	$35.53	$36.65
Income from investment operations:
Net investment income(a)	1.08	1.82	1.50	1.34	1.19
Net gain (loss) on investments (realized and unrealized)	(2.29)	8.04	(0.79)	7.04	(1.27)
Total from investment operations	(1.21)	9.86	0.71	8.38	(0.08)
Less distributions from:
Net investment income	(1.30)	(1.56)	(1.19)	(1.21)	(0.88)
Capital gains	(0.44)	(0.13)	(0.15)	(0.01)	(0.16)
Total distributions to shareholders	(1.74)	(1.69)	(1.34)	(1.22)	(1.04)
Net asset value, end of period	$47.28	$50.23	$42.06	$42.69	$35.53
Market value, end of period	$46.53	$50.30	$42.08	$42.59	$35.69
Total Return(b)
Net asset value	(2.36%)	23.85%	1.60%	24.08%	(0.30%)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$21,275	$22,606	$14,722	$19,211	$14,213
Ratio to average net assets of:
Net investment income	2.30%	3.93%	3.36%	3.46%	3.17%
Total expenses	0.32%	0.32%	0.32%	0.33%	0.32%
Net expenses	0.32%	0.32%	0.32%	0.33%	0.32%
Portfolio turnover rate(c)	10%	11%	11%	7%	12%

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 101

NOTES TO FINANCIAL STATEMENTS	August 31, 2017

Note 1 – Organization and Significant Accounting Policies

Organization

Claymore Exchange-Traded Fund Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is an open-end, management investment company that was organized as a Delaware statutory trust on May 24, 2006.

The following eleven portfolios have an annual reporting year ended on August 31, 2017:

Guggenheim BRIC ETF
Guggenheim Defensive Equity ETF
Guggenheim Dow Jones Industrial Average® Dividend ETF
Guggenheim Insider Sentiment ETF
Guggenheim Large Cap Optimized Diversification ETF
Guggenheim Mid-Cap Core ETF
Guggenheim Multi-Asset Income ETF
Guggenheim Raymond James SB-1 Equity ETF
Guggenheim S&P Spin-Off ETF
Wilshire Micro-Cap ETF
Wilshire US REIT ETF

Each portfolio represents a separate series of the Trust (each a “Fund” or collectively the “Funds”). Each Fund’s shares are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). The Funds’ market prices may differ to some degree from the net asset value (“NAV”) of the shares of each Fund. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at NAV, only in a large specified number of shares; each called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in the relevant index. Except when aggregated in Creation Units, shares are not individually redeemable securities of the Funds. The investment objective of each of the Funds is to correspond generally to the performance, before fees and expenses, of the following market indices:

Fund	Index
Guggenheim BRIC ETF	The BNY Mellon BRIC Select DR Index
Guggenheim Defensive Equity ETF	Guggenheim Defensive Equity Index
Guggenheim Dow Jones Industrial	Dow Jones Industrial Average®
Average® Dividend ETF	Yield Weighted Index
Guggenheim Insider Sentiment ETF	NASDAQ US Insider Sentiment Index
Guggenheim Large Cap Optimized	Wilshire Large Cap Optimized
Diversification ETF	Diversification IndexSM
Guggenheim Mid-Cap Core ETF	Zacks Mid-Cap Core Index
Guggenheim Multi-Asset Income ETF	Zacks Multi-Asset Income Index
Guggenheim Raymond James SB-1 Equity ETF	Raymond James SB-1 Equity Index
Guggenheim S&P Spin-Off ETF	S&P U.S. Spin-Off Index
Wilshire Micro-Cap ETF	Wilshire U.S. Micro-Cap IndexSM
Wilshire US REIT ETF	Wilshire U.S. Real Estate Investment Trust IndexSM

Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Investment Adviser”) provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GFIA and GFD are affiliated entities.

Significant Accounting Policies
The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of a fund is calculated by dividing the market value of the fund’s securities and other assets, less all liabilities, by the number of outstanding shares of the fund.

(a) Valuation of Investments
The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies (“mutual funds”) are valued at their NAV as of the close of business on the valuation date. Exchange-traded funds (“ETFs”) and closed-end investment companies (“CEFs”) are valued at the last quoted sale price.

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Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at net asset value.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Securities. In addition, under the Valuation Procedures, the Valuation Committee and GFIA are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by the Investment Adviser, subject to review by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.

(b) Repurchase Agreements
The Funds may enter into repurchase agreements with financial institutions. In a repurchase agreement, a Fund buys a security and the seller simultaneously agrees to repurchase the security on a specified future date at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the Fund’s money is invested in the security. Because the security constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a collateralized loan. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well capitalized and well-established financial institutions whose condition will be continually monitored by GFIA. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Funds will seek to liquidate such collateral. However, the exercising of the Funds right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Funds could suffer a loss. It is the current policy of the Funds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Funds, amounts to more than 15% of a Fund’s net assets. The investments of the Funds in repurchase agreements, at times, may be substantial when, in the view of GFIA, liquidity or other considerations so warrant.

(c) Currency Translations
The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(d) Foreign Taxes
The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes

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payable or deferred as of August 31, 2017, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(e) Investment Transactions and Investment Income
Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

The Funds record the character of dividends received from master limited partnerships (“MLPs”) based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.

(f) Distributions
The Funds intend to pay substantially all of their net investment income to shareholders. Distribution frequency is as follows:

Frequency
Guggenheim BRIC ETF	Annual
Guggenheim Defensive Equity ETF	Annual
Guggenheim Dow Jones Industrial Average® Dividend ETF	Quarterly
Guggenheim Insider Sentiment ETF	Annual
Guggenheim Large Cap Optimized Diversification ETF	Annual
Guggenheim Mid-Cap Core ETF	Annual
Guggenheim Multi-Asset Income ETF	Quarterly
Guggenheim Raymond James SB-1 Equity ETF	Annual
Guggenheim S&P Spin-Off ETF	Annual
Wilshire Micro-Cap ETF	Annual
Wilshire US REIT ETF	Quarterly

In addition, the Funds intend to distribute any capital gains to shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

(g) Cash
The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 1.07% at August 31, 2017.

(h) Indemnifications
Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Securities Transactions
For the year ended August 31, 2017, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
Guggenheim BRIC ETF	$33,136,022	$32,662,554
Guggenheim Defensive Equity ETF	328,697,152	327,706,870
Guggenheim Dow Jones Industrial
Average® Dividend ETF	207,524	349,231
Guggenheim Insider Sentiment ETF	135,077,627	135,789,944
Guggenheim Large Cap Optimized
Diversification ETF	1,980,475	2,820,220
Guggenheim Mid-Cap Core ETF	296,507,183	296,971,511
Guggenheim Multi-Asset Income ETF	782,633,464	782,257,362
Guggenheim Raymond James SB-1 Equity ETF	169,184,316	170,946,591
Guggenheim S&P Spin-Off ETF	88,438,955	89,774,704
Wilshire Micro-Cap ETF	12,856,868	12,646,735
Wilshire US REIT ETF	2,175,442	2,360,062

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For the year ended August 31, 2017, the Funds had investments transactions in-kind associated with subscriptions and redemptions as follows:

	Subscriptions	Redemptions
Guggenheim BRIC ETF	$4,616,069	$10,894,400
Guggenheim Defensive Equity ETF	150,574,677	162,272,912
Guggenheim Dow Jones Industrial
Average® Dividend ETF	17,332,139	10,182,391
Guggenheim Insider Sentiment ETF	69,158,994	84,328,605
Guggenheim Large Cap Optimized
Diversification ETF	3,905,755	4,352,232
Guggenheim Mid-Cap Core ETF	192,005,004	157,211,628
Guggenheim Multi-Asset Income ETF	194,768,033	304,209,235
Guggenheim Raymond James SB-1 Equity ETF	68,023,205	79,142,040
Guggenheim S&P Spin-Off ETF	47,359,842	98,957,853
Wilshire Micro-Cap ETF	2,985,081	3,011,693
Wilshire US REIT ETF	9,472,500	9,166,447

Note 3 – Fees and Other Transactions with Affiliates
Under the terms of an investment advisory contract, the Trust pays GFIA investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds.

Management Fees
Fund	(as a % of Net Assets)
Guggenheim BRIC ETF	0.50%
Guggenheim Defensive Equity ETF	0.50%
Guggenheim Insider Sentiment ETF	0.50%
Guggenheim Mid-Cap Core ETF	0.50%
Guggenheim Multi-Asset Income ETF	0.50%
Guggenheim S&P Spin-Off ETF	0.50%

Under the terms of an investment advisory contract, the Trust pays GFIA a unitary management fee for the services and facilities it provides. The unitary management fee is calculated at the annualized rates below, based on the average daily net assets of the Funds.

Unitary Management Fees
Fund	(as a % of Net Assets)
Guggenheim Dow Jones Industrial Average® Dividend ETF	0.30%
Guggenheim Large Cap Optimized Diversification ETF	0.40%
Guggenheim Raymond James SB-1 Equity ETF	0.75%
Wilshire Micro-Cap ETF	0.50%
Wilshire US REIT ETF	0.32%

Out of the unitary management fee, GFIA pays substantially all the expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit, and other services, except for the fee payments under the Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Guggenheim Partners Investment Management, LLC (“GPIM”) acts as the sub-adviser for Wilshire US REIT ETF. In this capacity, GPIM directs the purchases and sales of Wilshire US REIT ETF’s investment securities.

GFIA engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, licensing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted a distribution and service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year. No 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. No such fee may be paid in the future without further approval by the Board.

The investment advisory contracts for the following Funds provide that the total expenses be limited to a percentage of average net assets, exclusive of interest expense, a portion of the Fund’s licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business. The limits are listed below:

Fund	Limit	Contract End Date
Guggenheim BRIC ETF	0.60%	12/31/19
Guggenheim Defensive Equity ETF	0.60%	12/31/19
Guggenheim Insider Sentiment ETF	0.60%	12/31/19
Guggenheim Mid-Cap Core ETF	0.60%	12/31/19
Guggenheim Multi-Asset Income ETF	0.60%	12/31/19
Guggenheim S&P Spin-Off ETF	0.60%	12/31/19

For the year ended August 31, 2017, GFIA waived management fees as follows:

Management
Fund	Fees Waived
Guggenheim BRIC ETF	$78,784
Guggenheim Defensive Equity ETF	38,179
Guggenheim Insider Sentiment ETF	93,863
Guggenheim Mid-Cap Core ETF	155,737
Guggenheim Multi-Asset Income ETF	290,612
Guggenheim S&P Spin-Off ETF	5,932

Amounts owed to each Fund from GFIA are shown in the Statements of Assets and Liabilities. These receivables are settled on a periodic basis.

Certain officers and trustees of the Trust may also be officers, directors and/or employees of GFIA. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GFIA.

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Licensing Fee Agreements:

GFIA has entered into licensing agreements on behalf of each Fund with the following Licensors:

Fund	Licensor
Guggenheim BRIC ETF	The Bank of New York Mellon Corp.
Guggenheim Defensive Equity ETF	Accretive Asset Management, LLC
Guggenheim Dow Jones Industrial Average®
Dividend ETF	S&P Dow Jones Index Group
Guggenheim Insider Sentiment ETF	NASDAQ, Inc.
Guggenheim Large Cap Optimized Diversification ETF	Wilshire Associates, Inc.
Guggenheim Mid-Cap Core ETF	Zacks Investment Research, Inc.
Guggenheim Multi-Asset Income ETF	Zacks Investment Research, Inc.
Guggenheim Raymond James SB-1 Equity ETF	Raymond James & Associates, Inc.
Guggenheim S&P Spin-Off ETF	Standard & Poor’s
Wilshire Micro-Cap ETF	Wilshire Associates, Inc.
Wilshire US REIT ETF	Wilshire Associates, Inc.

The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in shares of the Funds. Up to 5 basis points of licensing fees are excluded from the expense cap for the Funds without a unitary management fee.

Accretive Asset Management, LLC is affiliated with GFIA and GFD.

On October 4, 2016, Rydex Fund Services, LLC (“RFS”) was purchased by MUFG Investor Services and as of that date RFS ceased to be an affiliate of GFIA. In connection with its acquisition, RFS changed its name to MUFG Investor Services (US), LLC (“MUIS”). This change had no impact on the financial statements of the Funds.

MUIS acts as the Fund’s administrator. The Bank of New York Mellon Corp. (“BNY”) acts as the Funds’ custodian, accounting agent, transfer agent and securities lending agent. As custodian, BNY is responsible for the custody of the Funds’ assets. As accounting agent, BNY is responsible for maintaining the books and records of the Funds. As transfer agent, BNY is responsible for performing transfer agency services for the Funds. As securities lending agent, BNY is responsible for executing the lending of portfolio securities to creditworthy borrowers. For providing administration, accounting and custody services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily net assets subject to certain minimum monthly fees and out of pocket expenses.

In November 2016, the Bank of New York Mellon Corporation, the Funds’ custodian and accounting agent, identified inconsistencies in the way in which clients were invoiced for certain expenses during a 4-year period dating back to 2012. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Funds or the Investment Adviser in February 2017. The amounts that were reimbursed to the Funds, if any, were recognized as a change in accounting estimate and are reflected in Reimbursement of custody fees within the Statements of Operations.

Note 4 – Fair Value Measurement
In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Funds’ investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral spread over Treasuries, and other information and analysis.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Federal Income Tax Information
The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded

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that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The tax character of distributions paid during the year ended August 31, 2017 was as follows:

	Ordinary	Long-Term	Return	Total
Fund	Income	Capital Gain	of Capital	Distributions
Guggenheim BRIC ETF	$1,048,634	$—	$—	$1,048,634
Guggenheim Defensive Equity ETF	3,644,250	—	—	3,644,250
Guggenheim Dow Jones Industrial Average® Dividend ETF	179,295	—	—	179,295
Guggenheim Insider Sentiment ETF	1,266,043	—	—	1,266,043
Guggenheim Large Cap Optimized Diversification ETF	27,190	—	—	27,190
Guggenheim Mid-Cap Core ETF	2,792,900	—	—	2,792,900
Guggenheim Multi-Asset Income ETF	11,665,472	—	5,893,641	17,559,113
Guggenheim Raymond James SB-1 Equity ETF	2,566,671	—	331,196	2,897,867
Guggenheim S&P Spin-Off ETF	3,264,300	—	—	3,264,300
Wilshire Micro-Cap ETF	449,860	—	—	449,860
Wilshire US REIT ETF	578,071	238,604	—	816,675

The tax character of distributions paid during the year ended August 31, 2016 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
Guggenheim BRIC ETF	$1,474,757	$—	$1,474,757
Guggenheim Defensive Equity ETF	5,296,900	—	5,296,900
Guggenheim Dow Jones Industrial Average® Dividend ETF	38,330	—	38,330
Guggenheim Insider Sentiment ETF	1,721,854	—	1,721,854
Guggenheim Large Cap Optimized Diversification ETF	—	—	—
Guggenheim Mid-Cap Core ETF	1,931,365	—	1,931,365
Guggenheim Multi-Asset Income ETF	26,256,263	—	26,256,263
Guggenheim Raymond James SB-1 Equity ETF	1,920,768	—	1,920,768
Guggenheim S&P Spin-Off ETF	7,962,720	—	7,962,720
Wilshire Micro-Cap ETF	343,063	—	343,063
Wilshire US REIT ETF	492,809	200,296	693,105

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of accumulated earnings/(deficit) as of August 31, 2017 were as follows:

	Undistributed	Undistributed	Net Unrealized	Accumulated	Other
	Ordinary	Long-Term	Appreciation	Capital and	Temporary
Fund	Income	Capital Gain	(Depreciation )	Other Losses	Differences	Total
Guggenheim BRIC ETF	$1,588,545	$—	$(3,734,011)	$(269,810,486)	$—	$(271,955,952)
Guggenheim Defensive Equity ETF	2,279,878	—	11,420,146	(41,366,257)	—	(27,666,233)
Guggenheim Dow Jones Industrial
Average® Dividend ETF	52,167	—	449,451	(2,160)	—	499,458
Guggenheim Insider Sentiment ETF	664,937	—	7,392,803	(68,516,028)	—	(60,458,288)
Guggenheim Large Cap Optimized
Diversification ETF	10,303	—	(46,973)	(79,902)	—	(116,572)
Guggenheim Mid-Cap Core ETF	1,556,290	—	14,991,252	(36,599,177)	(668,686)	(20,720,321)
Guggenheim Multi-Asset Income ETF	—	—	6,687,916	(397,484,819)	—	(390,796,903)
Guggenheim Raymond James SB-1 Equity ETF	—	—	9,736,182	(57,530,840)	(1,336,144)	(49,130,802)
Guggenheim S&P Spin-Off ETF	674,977	—	24,795,503	(128,461,398)	—	(102,990,918)
Wilshire Micro-Cap ETF	311,932	—	152,909	(3,776,064)	—	(3,311,223)
Wilshire US REIT ETF	—	16,352	138,386	—	—	154,738

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For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010, such capital losses may be carried forward for a maximum of eight years. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of August 31, 2017, capital loss carryforwards for the Funds were as follows:

					Total
	Expires in	Expires in	Unlimited		Capital Loss
Fund	2018	2019	Short-Term	Long-Term	Carryforward
Guggenheim BRIC ETF	$(106,144,759)	$(8,921,151)	$(2,139,168)	$(152,605,408)	$(269,810,486)
Guggenheim Defensive Equity ETF	(4,593,977)	(872,620)	(29,238,744)	(6,660,916)	(41,366,257)
Guggenheim Dow Jones Industrial Average® Dividend ETF	—	—	(2,160)	—	(2,160)
Guggenheim Insider Sentiment ETF	(7,677,570)	(4,329,103)	(45,533,793)	(10,975,562)	(68,516,028)
Guggenheim Large Cap Optimized Diversification ETF	—	—	(59,032)	(20,870)	(79,902)
Guggenheim Mid-Cap Core ETF	(1,005,926)	(345,781)	(33,093,945)	(2,153,525)	(36,599,177)
Guggenheim Multi-Asset Income ETF	(28,376,907)	(2,630,663)	(299,572,044)	(66,905,205)	(397,484,819)
Guggenheim Raymond James SB-1 Equity ETF	(20,004,904)	(2,213,777)	(25,292,532)	(10,019,627)	(57,530,840)
Guggenheim S&P Spin-Off ETF	(6,166,420)	(617,814)	(55,492,684)	(66,184,480)	(128,461,398)
Wilshire Micro-Cap ETF	(1,844,181)	(244,420)	(259,034)	(1,428,429)	(3,776,064)

For the year ended August 31, 2017, the following capital loss carryforward amounts expired or were utilized:

Fund	Expired	Utilized	Total
Guggenheim BRIC ETF	$25,815,181	$—	$25,815,181
Guggenheim Defensive
Equity ETF	2,335,989	—	2,335,989
Guggenheim Insider
Sentiment ETF	5,703,978	—	5,703,978
Guggenheim Mid-Cap Core ETF	1,079,147	—	1,079,147
Guggenheim Multi-Asset
Income ETF	13,902,519	—	13,902,519
Guggenheim Raymond James
SB-1 Equity ETF	26,988,436	—	26,988,436
Guggenheim S&P Spin-Off ETF	2,455,977	704,736	3,160,713
Wilshire Micro-Cap ETF	5,409,759	770,921	6,180,680

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in real estate investment trusts, partnerships, and royalty trusts, losses deferred due to wash sales, redemption in-kind transactions, foreign currency gains and losses, dividend reclasses, return of capital distributions received, and the “mark-to market” or disposition of certain Passive Foreign Investment Companies (PFICs). Additional differences may result from the tax treatment of net operating losses, return of capital distributions paid, and the expiration of capital loss carryforward amounts. To the extent these differences are permanent, reclassifications are made to the appropriate capital accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of August 31, 2017 for permanent book/tax differences:

		Undistributed	Accumulated
	Paid In	Net Investment	Net Realized
Fund	Capital	Income/(Loss )	Gain/(Loss )
Guggenheim BRIC ETF	$(24,072,092)	$2,609	$24,069,483
Guggenheim Defensive Equity ETF	22,096,894	596,555	(22,693,449)
Guggenheim Dow Jones Industrial
Average® Dividend ETF	757,203	—	(757,203)
Guggenheim Insider Sentiment ETF	6,485,941	87,591	(6,573,532)
Guggenheim Large Cap Optimized
Diversification ETF	198,688	(2,223)	(196,465)
Guggenheim Mid-Cap Core ETF	23,161,725	823,871	(23,985,596)
Guggenheim Multi-Asset Income ETF	29,352,062	(23,985,928)	(5,366,134)
Guggenheim Raymond James SB-1
Equity ETF	(2,455,312)	100,561	2,354,751
Guggenheim S&P Spin-Off ETF	13,988,889	(519,786)	(13,469,103)
Wilshire Micro-Cap ETF	(3,861,533)	(16,895)	3,878,428
Wilshire US REIT ETF	1,844,263	99,789	(1,944,052)

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NOTES TO FINANCIAL STATEMENTS continued	August 31, 2017

At August 31, 2017, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

		Tax	Tax	Net
	Tax	Unrealized	Unrealized	Unrealized
Fund	Cost	Gain	(Loss )	Gain/(Loss )
Guggenheim BRIC ETF	$95,741,001	$17,417,993	$(21,152,004)	$(3,734,011)
Guggenheim Defensive
Equity ETF	162,730,168	15,390,340	(3,970,194)	11,420,146
Guggenheim Dow Jones
Industrial Average®
Dividend ETF	10,357,516	744,468	(295,017)	449,451
Guggenheim Insider
Sentiment ETF	64,273,452	8,494,950	(1,102,147)	7,392,803
Guggenheim Large Cap
Optimized
Diversification ETF	1,425,609	31,936	(78,909)	(46,973)
Guggenheim Mid-Cap
Core ETF	189,019,057	18,253,330	(3,262,078)	14,991,252
Guggenheim Multi-Asset
Income ETF	351,504,226	18,865,128	(12,177,212)	6,687,916
Guggenheim Raymond
James SB-1 Equity ETF	187,117,410	21,673,689	(11,937,507)	9,736,182
Guggenheim S&P
Spin-Off ETF	176,938,076	30,862,004	(6,066,501)	24,795,503
Wilshire Micro-Cap ETF	33,179,144	5,181,921	(5,054,237)	127,684
Wilshire US REIT ETF	21,292,367	1,522,412	(1,384,026)	138,386

Note 6 – Portfolio Securities Loaned
Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent to earn additional income. The securities on loan are collateralized at all times by cash and/or high grade debt obligations in an amount at least equal to 102% of the market value of domestic securities loaned and 105% of foreign securities loaned as determined at the close of business on the preceding business day. The cash collateral received is held in a separately managed account established for each respective Fund and maintained by the lending agent exclusively for the investment of securities lending cash collateral on behalf of each Fund. The lending agent aggregates the available collateral in all the separately managed accounts to invest in short-term investments valued at amortized cost, which approximates market value. Each separately managed account is allocated a percentage of the aggregated repurchase agreement and the related collateral. Although the collateral mitigates the risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

Each Fund separately receives compensation for lending securities from interest or dividends earned on the cash, cash equivalents, repurchase agreements, or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees paid to the lending agent. Such compensation is accrued daily and payable to the Fund monthly. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. These payments from the borrower are not eligible for reduced tax rates as “qualified dividend income” under the Jobs and Growth Tax Reconciliation Act of 2003. The Funds retain all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower. The securities lending income earned by the Funds are disclosed on the Statements of Operations.

At August 31, 2017, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
	Value of
	Securities	Collateral	Net	Cash	Non-Cash	Total
Fund	Loaned	Received[a]	Amount	Collateral	Collateral	Collateral
Guggenheim BRIC ETF	$6,935,309	$(6,935,309)	$—	$5,805,894	$1,304,564	$7,110,458
Guggenheim Large Cap Optimized Diversification ETF	18,974	(18,974)	—	19,201	—	19,201
Guggenheim Mid-Cap Core ETF	2,125,895	(2,125,895)	—	2,150,627	—	2,150,627
Guggenheim Multi-Asset Income ETF	16,039,945	(16,039,945)	—	14,876,717	1,568,581	16,445,298
Guggenheim Raymond James SB-1 Equity ETF	13,819,701	(13,819,701)	—	11,355,272	2,963,526	14,318,798
Guggenheim S&P Spin-Off ETF	6,391,075	(6,391,075)	—	6,374,767	57,486	6,432,253
Wilshire Micro-Cap ETF	5,430,464	(5,430,464)	—	5,324,771	375,673	5,700,444
Wilshire US REIT ETF	243,401	(243,401)	—	249,584	—	249,584

a Actual collateral received by the Funds is greater than the amount shown due to over collateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 109

NOTES TO FINANCIAL STATEMENTS continued	August 31, 2017

The following represents the aggregate collateral balances reinvested by the lending agent on behalf of the Funds with each counterparty for the repurchase agreements at August 31, 2017:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
Daiwa Capital Markets America
1.10%			Various U.S. Government obligations and
Due 09/01/17	$10,680,774	$10,681,100	U.S. Government agency securities	$22,340,403	$10,894,390
RBC Dominion Securities, Inc.
1.05%			Various U.S. Government obligations and
Due 09/01/17	10,680,774	10,681,086	U.S. Government agency securities	62,597,853	10,894,390
Citibank
1.08%			Various U.S. Government obligations and
Due 09/01/17	9,441,396	9,441,680	U.S. Government agency securities	18,052,924	9,630,224
Merrill Lynch, Pierce, Fenner & Smith, Inc.
1.08%			Various U.S. Government obligations and
Due 09/01/17	9,441,396	9,441,680	U.S. Government agency securities	14,053,964	9,630,224
J.P. Morgan Securities LLC
1.06%			Various U.S. Government obligations and
Due 09/01/17	3,164,952	3,165,045	U.S. Government agency securities	3,285,968	3,228,266
Citigroup Global Markets, Inc.
1.08%			Various U.S. Government obligations and
Due 09/01/17	1,239,378	1,239,415	U.S. Government agency securities	3,268,221	1,264,166
Nomura Securities International, Inc.
1.08%			Various U.S. Government obligations and
Due 09/01/17	1,239,378	1,239,415	U.S. Government agency securities	1,389,943	1,264,166
BNP Paribas Securities Corp.
1.07%			Various U.S. Government obligations and
Due 09/01/17	249,584	249,591	U.S. Government agency securities	1,047,471	254,576
Deutsche Bank Securities, Inc.
1.07%			Various U.S. Government obligations and
Due 09/01/17	19,201	19,202	U.S. Government agency securities	16,913	19,585

Each Fund’s exposure to each respective counterparty is identified in the Schedule of Investments. Under the terms of the agreement, each Fund participates in the earnings generated by each security it has exposure to on a pro rata basis.

Note 7 – Capital
Shares are issued and redeemed by the Funds only in creation unit size aggregations of 50,000 to 100,000 shares. Transactions are permitted on an in-kind basis, with a separate cash payment, which is balancing each component to equate the transaction to the net asset value per share of the Fund on the transaction date. Transaction fees ranging from $500 to $5,000 are charged to those persons creating or redeeming creation units. An additional charge on the transaction may be imposed with respect to transactions effected outside of the clearing process or to the extent that cash is used in lieu of securities to purchase creation units or redeem for cash.

Note 8 – Subsequent Events
Guggenheim Investments announced on September 28, 2017, that it had entered into a definitive agreement to sell its exchange-traded funds business to Invesco Ltd. (“Invesco”), a leading global investment management company. As a result, the Investment Adviser for the Funds expects to propose to the Board that it approve a reorganization of each Fund into a newly organized exchange-traded fund advised by an affiliate of Invesco. If approved by the Board, the reorganization of each Fund would be submitted to the shareholders of the respective Fund for their approval.

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Funds’ financial statements.

110 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	August 31, 2017

The Board of Trustees and Shareholders of
Claymore Exchange-Traded Fund Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Guggenheim BRIC ETF, Guggenheim Defensive Equity ETF, Guggenheim Dow Jones Industrial Average® Dividend ETF, Guggenheim Insider Sentiment ETF, Guggenheim Large Cap Optimized Diversification ETF, Guggenheim Mid-Cap Core ETF, Guggenheim Multi-Asset Income ETF, Guggenheim Raymond James SB-1 Equity ETF, Guggenheim S&P Spin-off ETF, Wilshire Micro-Cap ETF and Wilshire US REIT ETF, (Eleven of the series constituting the Claymore Exchange-Traded Fund Trust) (the “Funds”) as of August 31, 2017, and the related statements of operations, changes in net assets, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian, and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed Funds (eleven of the series constituting the Claymore Exchange-Traded Fund Trust) at August 31, 2017, the results of their operations, changes in their net assets, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Tysons, Virginia
October 30, 2017

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 111

OTHER INFORMATION (Unaudited)	August 31, 2017

Federal Income Tax Information
This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2018, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2017.

The Funds’ investment income (dividend income plus short-term gains, if any) qualifies as follows:

Guggenheim BRIC ETF intends to designate $263,458 of foreign tax withholding on foreign source income of $1,932,757.

Of the taxable ordinary income distributions paid during the fiscal year ending August 31, 2017, the following funds had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended August 31, 2017, the following funds had the corresponding percentages qualify as qualified short-term capital gains as permitted by IRC Section 871(k)(2). See qualified interest and qualified short-term capital gain columns in the table below.

	Qualified	Dividend	Qualified
	Dividend	Received	Short-Term
Fund	Income	Deduction	Capital Gain
Guggenheim BRIC ETF	76.38%	0.00%	0.00%
Guggenheim Defensive Equity ETF	90.32%	70.11%	0.00%
Guggenheim Dow Jones Industrial Average® Dividend ETF	99.75%	99.75%	0.00%
Guggenheim Insider Sentiment ETF	79.54%	76.86%	0.00%
Guggenheim Large Cap Optimized Diversification ETF	91.54%	89.15%	0.00%
Guggenheim Mid-Cap Core ETF	80.42%	70.79%	0.00%
Guggenheim Multi-Asset Income ETF	100.00%	96.70%	0.00%
Guggenheim Raymond James SB-1 Equity ETF	64.95%	62.45%	0.00%
Guggenheim S&P Spin-Off ETF	72.60%	71.21%	0.00%
Wilshire Micro-Cap ETF	65.29%	65.34%	0.00%
Wilshire US REIT ETF	0.00%	0.00%	100.00%

With respect to the taxable year ended August 31, 2017, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

From long-term capital gain,
Fund	subject to the 15% rate gain category:
Wilshire US REIT ETF	$238,604

Sector Classification
Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information
The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

112 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)	August 31, 2017

Trustees
The Statement of Additional Information that includes additional information about the Trustees is also available, without charge, upon request via our website at guggenheiminvestments.com or by calling 800.820.0888.

The Trustees of the Trust and their principal business occupations during the past five years:

		Term of		Number of
	Position(s)	Office and		Portfolios in
Name, Address*	Held	Length of	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	with Trust	Time Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees:
Randall C. Barnes (1951)	Trustee	Since 2006	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	96	Current: Trustee, Purpose Investments Funds (2014-present).
Donald A. Chubb, Jr. (1946)	Trustee and Chairman of the Valuation Oversight Committee	Since 2014	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	93	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee and Chairman of the Audit Committee (effective 5/24/17)	Since 2014	Current: President, Washburn University (1997-present).	93	Current: Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust (2000-present).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2010	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	93	Current: Zincore Metals, Inc. (2009-present). Former: Axiom Gold and Silver Corp. (2011-2012).
Robert B. Karn III (1942)	Trustee	Since 2010	Current: Consultant (1998-present). Former: Arthur Andersen LLP (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	93	Current: GP Natural Resource Partners, LLC (2002-present). Former: Peabody Energy Company (2003-April 2017).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2006	Current: Partner, Momkus McCluskey Roberts, LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	98	Current: Edward-Elmhurst Healthcare System (2012-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) continued	August 31, 2017

		Term of		Number of
	Position(s)	Office and		Portfolios in
Name, Address*	Held	Length of	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	with Trust	Time Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees continued:
Maynard F. Oliverius (1943)	Trustee	Since 2014	Current: Retired. Former: President and CEO, Stormont-Vail HealthCare (1996-2012).	93

Current: Robert J. Dole Institute of Politics (2016-present); Stormont- Vail Foundation (2013-present); University of Minnesota MHA Alumni Philanthropy Committee (2009-present); Fort Hays State University (1999-present).

Former: Topeka Community Foundation (2009-2014).

Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2006	Current: Portfolio Consultant (2010-present). Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	95	Former: Bennett Group of Funds (2011-2013).
Interested Trustee:
Donald C. Cacciapaglia*** (1951)	President, Chief Executive Officer and Trustee	Since 2012	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	226	Current: Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Guggenheim Partners Investment Management Holdings, LLC (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**	Each Trustee serves an indefinite term, until his successor is duly elected and qualified.
***	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of his position with the Funds’ Investment Adviser and/or the parent of the Investment Adviser.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) continued	August 31, 2017

Officers
The Officers of the Trust, who are not Trustees, and their principal occupations during the past five years:

Term of Office
Name, Address*	Position(s) held	and Length of	Principal Occupations
and Year of Birth	with the Trust	Time Served**	During Past Five Years
Officers:
Joanna M. Catalucci (1966)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present). AML Officer, certain funds in the Fund Complex (2016-present).

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

James M. Howley (1972)	Assistant Treasurer	Since 2006

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager of Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).

Keith Kemp (1960)	Assistant Treasurer	Since 2016

Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director of Guggenheim Partners Investments Management, LLC (2015-present); Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-present).

Former: Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investments, LLC (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Amy J. Lee (1961)	Chief Legal Officer	Since 2013

Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary	Since 2011	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present). Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014

Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Vice President, Guggenheim Investments (2012-present).

Former: J.D., University of Kansas School of Law (2009-2012).

Adam J. Nelson (1979)	Assistant Treasurer	Since 2015

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) continued	August 31, 2017

Term of Office
Name, Address*	Position(s) held	and Length of	Principal Occupations
and Year of Birth	with the Trust	Time Served**	During Past Five Years
Officers continued:
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2012

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2010

Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004- 2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified. The date reflects the commencement date upon which the officer held any officer position with the Trust.

116 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS –
CLAYMORE EXCHANGE-TRADED FUND TRUST	August 31, 2017

Claymore Exchange-Traded Fund Trust (the “Trust”) was organized as a Delaware statutory trust on May 24, 2006, and is authorized to establish multiple series, each representing interests in a separate portfolio of securities and other assets of the Trust (each, a “Fund” and collectively, the “Funds”). The Trust is an open- end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), an indirect subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm (“Guggenheim Partners”), serves as each Fund’s investment adviser and provides certain administrative and other services pursuant to an investment advisory agreement between the Trust, with respect to the Funds, and GFIA (the “Investment Advisory Agreement”). (Guggenheim Partners, GFIA, Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes GFIA, GPIM, Security Investors, LLC and other affiliated investment management businesses of Guggenheim Partners.)

Under the terms of the Investment Advisory Agreement, GFIA also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, which performs portfolio management and related services for Guggenheim Ultra Short Duration ETF (“GSY”) and Wilshire US REIT ETF (“WREI” and together with GSY, the “Sub-Advised Funds” or each, a “Sub-Advised Fund”), each a series of the Trust, pursuant to investment sub-advisory agreements by and among the Trust, on behalf of each Sub -Advised Fund, the Adviser and GPIM (the “Sub-Advisory Agreements” and together with the Investment Advisory Agreement, the “Advisory Agreements”). Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), GFIA, and with respect to the Sub-Advised Funds, GPIM, is responsible for the overall management and administration of the Funds and provides certain facilities and personnel in connection with such services.

Following an initial two-year term, each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, and (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 25, 2017 (the “April Meeting”) and on May 23, 2017 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements in connection with the Committee’s annual contract review schedule.

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”). Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by GFIA and, with respect to the Sub-Advised Funds, GPIM, is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations the Board receives throughout the year regarding performance and operating results of the Funds.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses, total return performance and tracking error, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary and supporting data presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports, as well as a discussion of those instances in which FUSE adjusted a peer group after considering a request by management to reevaluate the peer group constituent funds.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided following the April Meeting (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of the factors identified below and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of each of the Advisory Agreements for an additional annual term as to the Funds listed in Appendix A.

Investment Advisory Agreement

Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance oversight, as well as the supervisors and reporting lines for such personnel. In this connection, the Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds and noted Guggenheim’s report on recent additions, departures and transitions in personnel who work on matters relating to the Funds or are significant to the operations of the Adviser. The Committee also considered Guggenheim’s attention to relevant developments in the mutual fund industry, and issues germane to exchange-traded funds (“ETFs”) in particular, and its observance of compliance and regulatory requirements and noted that on a regular basis the Board receives and reviews information from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, as well as from Guggenheim’s Chief Risk Officer. In addition,

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the Committee noted Guggenheim’s implementation of additional controls and oversight processes relating to risk management, including the establishment of an Enterprise Risk Management Committee comprised of a multi-disciplinary team of senior personnel, as well as enhancements to the organization’s information security program.

In connection with the Committee’s evaluation of the overall package of services provided by the Adviser, the Committee considered Guggenheim’s administrative capabilities, including its role in monitoring and coordinating compliance responsibilities with the accounting agent, administrator, custodian, distributor, securities lending agent, transfer agent and other service providers to the Funds. In this respect, the Committee took into account the initiatives undertaken by Guggenheim in connection with the outsourcing of its fund administration and transfer agency services business resulting from Guggenheim’s sale of Rydex Fund Services, LLC (“RFS”), formerly a Guggenheim affiliate and now known as MUFG Investor Services (US), LLC (“MUFG IS”), to Mitsubishi UFJ Trust and Banking Corporation, the trust banking arm of Mitsubishi UFJ Financial Group, a Japanese financial services organization (the “RFS Transaction”). In particular, the Committee considered Guggenheim’s establishment of the Office of Chief Financial Officer (“OCFO”), its structure and responsibilities, including its role in overseeing the services provided by MUFG IS. The Committee also considered the resources allocated by Guggenheim to support the OCFO and the detailed plans presented by management for functions for the OCFO both during and upon completion of the transition period with MUFG IS.

With respect to the Sub-Advised Funds, the Committee noted that although the Adviser delegated responsibility for the investment and reinvestment of each Sub-Advised Fund’s assets to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, are not provided by distinct legal entities. The Committee took into account information provided by Guggenheim describing the Adviser’s processes and activities for providing oversight of sub-advisers, including information regarding the Adviser’s Sub-Advisory Oversight Committee.

The Committee also noted the distinctive nature of the Funds as ETFs, each of which (with the exception of GSY, an actively managed ETF) generally is constructed to track the performance of a defined index of securities, before fund fees and expenses. In this connection, the Committee considered the experience and expertise appropriate in an investment adviser to ETFs. The Committee also considered Guggenheim’s monitoring of the ETFs’ participation in the securities lending program and the secondary market support services provided by Guggenheim to the Funds, including Guggenheim’s efforts to educate investment professionals about the Funds and other Guggenheim Funds.

With respect to Guggenheim’s resources and the Adviser’s ability to carry out its responsibilities under the Investment Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”). The Committee received the audited consolidated financial statements of GPIMH as supplemental information. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of the Investment Advisory Agreement, including the scope of services required to be performed by the Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports during the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under the Investment Advisory Agreement with respect to the Funds.

Investment Performance: Index/Non-Actively Managed ETFs: The Committee noted that, in view of the distinctive investment objective of the Funds, and the expectations of shareholders, the investment performance of the Funds (excluding GSY, the actively managed ETF) in absolute terms was not of the relevance that normally attaches to the performance of actively managed funds. Of greater relevance to the Committee was the extent to which each Fund achieved its objective to provide investment results that, before fund fees and expenses, correspond generally to the price and yield performance of securities of companies in its applicable index. Thus, the Committee focused its attention primarily on the tracking error data provided in the FUSE reports for each Fund, which was provided for the five-year, three-year, one-year and since inception periods as of December 31, 2016, as applicable.

In this regard, the Committee noted Guggenheim’s statement that it monitors tracking error regularly for purposes of: (i) determining whether the tracking error is stable or trending; (ii) evaluating factors underlying any trending in tracking error, particularly where the trend is toward greater tracking error; and (iii) assessing whether there are any tools or strategies at Guggenheim’s disposal to mitigate any trend toward greater tracking error. The Committee also took into account Guggenheim’s explanation that it places greater emphasis on tracking error trends than it does on absolute tracking error because certain index-benchmarked ETFs may be more disposed to higher levels of tracking error, such as, for instance, with respect to a new ETF or an ETF that has yet to reach critical asset mass and consequently, may be unable to deploy its assets in a manner that replicates all of the constituent holdings of an index in the same proportion that the index holds them. The Committee noted other factors identified by Guggenheim that may impact tracking error, including pricing of halted or less liquid securities, time zone pricing-related issues, regulatory restrictions and currency conversion sources. In the course of its review of tracking error data, the Committee considered management’s views and explanation of tracking error and tracking error trends for the Funds. The Committee also took note of the Adviser’s management of the BulletShares suite pursuant to a refined index methodology implemented by the index provider intended to better achieve maturity year performance objectives and improve index tracking.

The Committee considered the investment performance of the Funds as measured by total return in comparison to its peer group of funds as a measure for considering the Adviser’s oversight of the applicable index. In

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this connection, the Committee noted Guggenheim’s statement that although such performance is typically outside of the Adviser’s control given a Fund’s objective to track the index, management monitors investment performance to ensure the Fund continues to provide clients with consistent exposures and that the Fund remains competitive relative to other similar ETFs.

In further considering the tracking error data presented in the Contract Review Materials and addressed by Guggenheim, the Committee made the following observations for certain Funds:

Guggenheim BulletShares 2021 High Yield Corporate Bond ETF (BSJL), Guggenheim BulletShares 2022 High Yield Corporate Bond ETF (BSJM) and Guggenheim BulletShares 2023 High Yield Corporate Bond ETF (BSJN): The Committee noted that the longer dated maturity BulletShares invest in a target universe of longer dated, typically less liquid fixed income instruments, thus impacting the Adviser’s ability to limit tracking error. The Committee also considered the relatively small size of certain Funds in each suite of BulletShares, which limit such Funds’ ability to trade efficiently and fully replicate the index. In addition, the Committee noted Guggenheim’s explanation that volatility in high yield corporate bonds was elevated in 2016, which tends to increase tracking error. The Committee took into account Guggenheim’s conclusion that, given the aforementioned factors impacting tracking error, it considers the level of tracking error to be reasonable.

Wilshire Micro-Cap ETF (WMCR): The Committee considered that due to the relatively small size of the Fund and the large number of holdings comprising the underlying index, the Fund invests in a selection of representative liquid securities. In this regard, the Committee noted Guggenheim’s statement that the Fund’s performance varies from the underlying index during short time periods of market volatility due to this sampling approach. The Committee took into account Guggenheim’s conclusion that, given the aforementioned factor impacting tracking error, it considers the level of tracking error to be reasonable.

After reviewing the foregoing and related factors, the Committee concluded, within the context of its overall conclusions regarding the Investment Advisory Agreement, that: (i) the Funds had in fact tracked their indexes within an acceptable range; or (ii) it was satisfied with Guggenheim’s efforts and explanation for the tracking error data presented in the FUSE reports.

Guggenheim Ultra Short Duration Bond ETF (GSY): For the actively managed ETF, the Committee considered that GFIA does not directly manage the investment portfolio but has delegated such duties to GPIM. Based on the information provided and the review of the Fund’s investment performance, the Committee concluded that GFIA had appropriately reviewed and monitored GPIM’s investment performance as Sub-Adviser to the Fund.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee and total net expense ratio to the applicable peer group.

The Committee noted that either: (i) the Adviser has contractually agreed to waive a portion of the advisory fee and/or reimburse expenses to absorb annual operating expenses of certain Funds (excluding interest expenses, all or a portion of each Fund’s licensing fees, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of a Fund’s business) over a particular amount; or (ii) the advisory fee is a unitary fee pursuant to which the Adviser assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the fee payments under the Advisory Agreement, payments under the Funds’ 12b-1 plan, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. In addition, the Committee considered, as to each Fund, the comparative fee and expense data provided relative to the peer group within the context of the Fund’s investment objective and the uniqueness of the Fund’s underlying index.

In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee made the following observations:

Guggenheim BulletShares Corporate Bond ETFs: Each of the BulletShares Corporate Bond ETFs is subject to a unitary fee which ranks in the third or fourth quartile of the Fund’s respective peer group, with respect to the peer group contractual advisory fee rankings. The Committee noted Guggenheim’s statement that this suite of Funds provides for a unique fixed income exposure allowing shareholders to customize a laddered portfolio of term maturity ETFs. Although the peers identified by FUSE include funds with similar duration exposures, such peers are generally different from the Funds in terms of structure and investment approach. The Committee also noted Guggenheim’s statement that the Adviser’s focus on shareholder education and client service has resulted in shareholders continuing to benefit from the suite trading with greater liquidity and at a smaller spread to each Fund’s relevant competing product.

Guggenheim BRIC ETF (EEB): The Fund’s contractual advisory fee and total net expense ratio rank in the first quartile (1st percentile) of its peer group.

Guggenheim Defensive Equity ETF (DEF): The Fund’s contractual advisory fee and total net expense ratio rank in the third quartile (60th percentile) of its peer group.

Guggenheim Dow Jones Industrial Average Dividend ETF (DJD): The Fund is subject to a unitary fee which ranks in the first quartile of its peer group (22nd percentile) with respect to both the contractual advisory fee and total net expense ratio rankings.

Guggenheim Ultra Short Duration ETF (GSY): The Fund’s contractual advisory fee ranks in the first quartile of its peer group (13th percentile) and the Fund’s total net expense ratio ranks in the third quartile of its peer group (63rd percentile).

Guggenheim Insider Sentiment ETF (NFO): The Fund’s contractual advisory fee is in line with its peer group median (50th percentile). The Fund’s total net expense ratio ranks in the first quartile (1st percentile) of its peer group.

Guggenheim Large Cap Optimized Diversification ETF (OPD): The Fund’s contractual advisory fee and total net expense ratio rank in the fourth quartile of its peer group. Guggenheim stated that the Fund is a unique, newly launched offering that seeks to optimize diversification by selecting stocks that tend to have lower correlation to the cap weighted index. The Committee also considered Guggenheim’s statement that although the Fund’s advisory fee is in the fourth quartile of its peer group, it ranks in the third quartile among the Large Cap Blend universe.

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Guggenheim Mid-Cap Core ETF (CZA): The Fund’s contractual advisory fee ranks in the third quartile (67th percentile) of its peer group and its total net expense ratio is in the fourth quartile (100th percentile) of its peer group. In considering the foregoing rankings, the Committee took into account the peer group data, including the small number of peer group constituent funds, the wide dispersion in the relative size of the constituents in the peer group, the fund complexes represented in the peer group and the waivers provided, if any. The Committee also noted Guggenheim’s statement that the Fund is designed to deliver a superior risk/return profile using a rules-based methodology for stock selection.

Guggenheim Multi-Asset Income ETF (CVY): The Fund’s contractual advisory fee ranks in the third quartile (73rd percentile) of its peer group and its total net expense ratio is in the fourth quartile (82nd percentile) of its peer group. The Committee considered Guggenheim’s statement that the Fund is unique in that it follows a multi-asset strategy with a broader investment mandate than its peer group, which is equity dividend-income focused.

Guggenheim Raymond James SB-1 Equity ETF (RYJ): The Fund is subject to a unitary fee which ranks in the fourth quartile (100th percentile) of its peer group with respect to the contractual advisory fee rankings and third quartile (75th percentile) as to its total net expense ratio. The Committee noted Guggenheim’s statement that the Fund is unique in that it is a partnership with Raymond James, leverages Raymond James’ brand, fundamental research and strong buy recommendations for stock selection from Raymond James analysts. Given the utilization of analyst ratings and fundamental analysis, the Adviser believes that the Fund offers a unique combination of active and passive management.

Guggenheim S&P Spin-Off ETF (CSD): Although the Fund’s total net expense ratio ranks in the fourth quartile (100th percentile) of its peer group, the Fund’s contractual advisory fee ranks in the first quartile (20th percentile).

Wilshire Micro-Cap ETF (WMCR): The Fund is subject to a unitary fee that is in the first quartile of its peer group with respect to both the contractual advisory fee and total net expense ratio rankings.

Wilshire U.S. REIT ETF (WREI): The Fund is subject to a unitary fee which ranks in the third quartile (64th percentile) with respect to the contractual advisory fee rankings and second quartile (45th percentile) as to its total net expense ratio ranking.

Guggenheim S&P Global Dividend Opportunities Index ETF (LVL): Although the Fund’s total net expense ratio ranks in the fourth quartile (80th percentile) of its peer group, the Fund’s contractual advisory fee ranks in the first quartile (20th percentile).

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by the Adviser to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable. In this connection, the Committee observed that GSY has an investment advisory fee of 0.20% annually compared to other enhanced cash-category registered funds managed by Guggenheim, the Guggenheim Strategy Funds (the “Strategy Funds”), which are not subject to management fees. The Committee considered that the Strategy Funds were established to facilitate the internal cash management needs of various affiliated funds managed by Guggenheim Investments and are not available for retail distribution. Thus, the Committee concluded that the information it received demonstrated that the Strategy Funds and GSY were sufficiently different to support the difference in fees.

With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2016, ending assets under management of the Trust as of December 31, 2016, gross revenues received by Guggenheim Investments, expenses allocated to the Funds, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2015. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee also noted steps taken by management to refine its methodology in preparation for contract review, including, among other things, revisions to the process for allocating expenses for shared service functions, as previously reported to and discussed with the Board. The Committee considered all of the foregoing in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented, and concluded that the profits were not unreasonable.

The Committee considered other benefits available to the Adviser because of its relationship with the Funds and noted Guggenheim’s statement that until the completion of the RFS Transaction on October 4, 2016, the Adviser may have benefited from arrangements whereby an affiliate received fees from the Funds for providing certain fund administration services. The Committee also noted Guggenheim’s statement that the contractual arrangement between Accretive Asset Management LLC (“Accretive”), the index provider to the BulletShares suite of ETFs (each of which is subject to a unitary fee) and certain other ETFs sponsored by Guggenheim, may be deemed to be a “fall-out benefit.” In this connection, the Committee noted the total amount paid to Accretive during the calendar year 2016, as well as Guggenheim’s representation that the fees paid to Accretive are competitive. In addition, the Committee noted Guggenheim’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Funds.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to the shareholders. The Committee noted Guggenheim’s statement that it believes it is appropriately sharing potential economies of scale and that costs continue to increase in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other

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things, and that, in this regard, management’s costs for providing services have increased in recent years without regard to asset levels.

The Committee was of the view that economies of scale were being shared appropriately with the Funds by virtue of the level at which the advisory fee was set at each Fund’s inception that subsumed economies of scale in the fee itself.

The Committee determined that, taking into account all relevant factors, the advisory fee for each Fund was reasonable.

Sub-Advisory Agreements

Nature, Extent and Quality of Services Provided by the Sub-Adviser: With respect to the nature, extent and quality of the services provided by the Sub-Adviser, the Committee considered the qualifications, experience and skills of the Sub-Adviser’s portfolio management and other key personnel and information from the Sub-Adviser describing the scope of its services to the Sub-Advised Funds.

Additionally, the Committee noted the distinctive nature of WREI, as an ETF, which is constructed to seek investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the Wilshire US Real Estate Investment Trust Index, an equity index (the “Wilshire US REIT Index”). In this connection, the Committee considered the experience and expertise appropriate in an adviser to ETFs.

As to GSY, the Committee considered the Sub-Adviser’s capabilities and experience managing diversified fixed income portfolios of varying maturities, including investments in other ETFs and closed-end funds that invest substantially all of their assets in fixed income securities.

With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreements. Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Sub-Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Sub-Adviser and its personnel were qualified to serve each Sub-Advised Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under each Sub-Advisory Agreement.

Investment Performance:

WREI: The Committee noted that, in view of the distinctive investment objective of WREI, and the expectations of shareholders, the investment performance of the Fund in absolute terms was not of the importance that normally attaches to the performance of actively managed funds. Of more importance to the Committee was the extent to which Fund achieved its objective to provide investment results that correspond generally to the performance of its index, before fund fees and expenses. In this connection, the Committee evaluated the tracking error between the Wilshire US REIT Index and the Fund’s returns for the since-inception, five-year, three-year and one-year periods ended December 31, 2016. The Committee determined that the Sub-Advised Fund had in fact tracked its index within an acceptable range.

GSY: For GSY, the Committee reviewed information comparing the Fund’s total return for the five-year, three-year and one-year periods ended December 31, 2016, compared to the performance of a peer group of funds identified by FUSE. Consistent with the Committee’s evaluation process for other Guggenheim actively-managed mutual funds, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds, in order to evaluate Fund performance over a full-market cycle. In this respect, the Committee noted that, given GSY’s uniqueness, the composition of the universe of funds for GSY was the same as the peer group, consisting of other actively-managed short term bond funds. The Committee observed that the Fund outperformed the peer group average and median for the five-year and three-year periods ended December 31, 2016, ranking in the first quartile (1st percentile) for both periods. The Committee determined that the performance was acceptable.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub Adviser from Its Relationship with the Sub-Advised Funds: The Committee considered that each Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate for each Sub-Advised Fund does not impact the fees paid by the Sub-Advised Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its determination of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for each Sub-Advised Fund was reasonable.

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Sub-Advised Funds, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the Investment Advisory Agreement, which was separately considered. (See “Investment Advisory Agreement – Economies of Scale” above.)

Overall Conclusions

Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each of the Advisory Agreements is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each of the Advisory Agreements for an additional annual term.

Thereafter, on May 24, 2017, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements for an additional annual term.

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APPENDIX A

Claymore Exchange-Traded Fund Trust

•	Guggenheim BulletShares 2017 Corporate Bond ETF (BSCH)
•	Guggenheim BulletShares 2018 Corporate Bond ETF (BSCI)
•	Guggenheim BulletShares 2019 Corporate Bond ETF (BSCJ)
•	Guggenheim BulletShares 2020 Corporate Bond ETF (BSCK)
•	Guggenheim BulletShares 2021 Corporate Bond ETF (BSCL)
•	Guggenheim BulletShares 2022 Corporate Bond ETF (BSCM)
•	Guggenheim BulletShares 2023 Corporate Bond ETF (BSCN)
•	Guggenheim BulletShares 2024 Corporate Bond ETF (BSCO)
•	Guggenheim BulletShares 2025 Corporate Bond ETF (BSCP)
•	Guggenheim BulletShares 2026 Corporate Bond ETF (BSCQ)
•	Guggenheim BulletShares 2017 High Yield Corporate Bond ETF (BSJH)
•	Guggenheim BulletShares 2018 High Yield Corporate Bond ETF (BSJI)
•	Guggenheim BulletShares 2019 High Yield Corporate Bond ETF (BSJJ)
•	Guggenheim BulletShares 2020 High Yield Corporate Bond ETF (BSJK)
•	Guggenheim BulletShares 2021 High Yield Corporate Bond ETF (BSJL)
•	Guggenheim BulletShares 2022 High Yield Corporate Bond ETF (BSJM)
•	Guggenheim BulletShares 2023 High Yield Corporate Bond ETF (BSJN)
•	Guggenheim BulletShares 2024 High Yield Corporate Bond ETF (BSJO)
•	Guggenheim BRIC ETF (EEB)
•	Guggenheim Defensive Equity ETF (DEF)
•	Guggenheim Dow Jones Industrial Average Dividend ETF (DJD)
•	Guggenheim Ultra Short Duration ETF (GSY)*
•	Guggenheim Insider Sentiment ETF (NFO)
•	Guggenheim Large Cap Optimized Diversification ETF (OPD)
•	Guggenheim Mid-Cap Core ETF (CZA)
•	Guggenheim Multi-Asset Income ETF (CVY)
•	Guggenheim Raymond James SB-1 Equity ETF (RYJ)
•	Guggenheim S&P Spin-Off ETF (CSD)
•	Wilshire Micro-Cap ETF (WMCR)
•	Wilshire US REIT ETF (WREI)*
•	Guggenheim S&P Global Dividend Opportunities Index ETF (LVL)

*	Sub-Advised Fund

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TRUST INFORMATION	August 31, 2017

Board of Trustees

Randall C. Barnes

Donald C. Cacciapaglia*

Donald A. Chubb, Jr.

Jerry B. Farley

Roman Friedrich III

Robert B. Karn III

Ronald A. Nyberg

Maynard F. Oliverius

Ronald E. Toupin, Jr.,

Chairman

Principal Executive Officers

Donald C. Cacciapaglia

President and Chief

Executive Officer

Joanna M. Catalucci

Chief Compliance Officer

Amy J. Lee

Chief Legal Officer

Mark E. Mathiasen

Secretary

John L. Sullivan

Chief Financial Officer,

Chief Accounting Officer

and Treasurer

Investment Adviser

Guggenheim Funds

Investment Advisors, LLC

Chicago, IL

Investment Sub-Adviser

(for Wilshire US

REIT ETF)

Guggenheim Partners

Investment

Management, LLC

Santa Monica, CA

Distributor

Guggenheim Funds

Distributors, LLC

Chicago, IL

Administrator

MUFG Investor

Services (US), LLC

Rockville, MD

Accounting Agent,

Custodian and

Transfer Agent

The Bank of New York

Mellon Corp.

New York, NY

Legal Counsel

Dechert LLP

New York, NY

Independent Registered

Public Accounting Firm

Ernst & Young LLP

Tysons, VA

* Trustee is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Trust because of his position as the President and CEO of the Investment Adviser and the Distributor.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 123

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)	August 31, 2017

Our Commitment to You
When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You
In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information
As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties.

In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions
We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means you are already opted out.

How We Protect Privacy Online
Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

124 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited) continued	August 31, 2017

Questions concerning your shares of the Trust?
• If your shares are held in a Brokerage Account, contact your Broker.

This report is sent to shareholders of the Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (800)345-7999.

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800) 345-7999, by visiting Guggenheim Investments’ website at guggenheiminvestments.com or by accessing the Funds’ Form N-PX on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by visiting Guggenheim Investments’ website at guggenheiminvestments.com. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 125

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ABOUT THE TRUST ADVISER

Guggenheim Funds Investment Advisors, LLC
Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”) manages the investment and reinvestment of each Fund’s assets and administers the affairs of each Fund to the extent requested by the Board of Trustees. The Investment Adviser also acts as investment adviser to closed-end and open-end management investment companies. The Investment Adviser and its affiliates provide supervision, management or servicing of assets with a commitment to consistently delivering exceptional service. The Investment Adviser is a subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm with more than $295 billion in total assets as of August 31, 2017. Guggenheim Partners, LLC, through its affiliates, provides investment management, investment advisory, insurance, investment banking, and capital markets services. The firm is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia.

Portfolio Management
The portfolio managers who are currently responsible for the day-to-day management of Guggenheim Defensive Equity ETF, Guggenheim Dow Jones Industrial Average® Dividend ETF, Guggenheim Large Cap Optimized Diversification ETF, Guggenheim Mid-Cap Core ETF, Guggenheim Raymond James SB-1 Equity ETF, Wilshire Micro-Cap ETF, Guggenheim Insider Sentiment ETF, Guggenheim Multi-Asset Income ETF, Guggenheim S&P Spin-Off ETF and Wilshire US REIT ETF’s portfolios are Michael P. Byrum, CFA, James R. King, CFA, and Adrian Bachman, CFA. The portfolio managers who are currently responsible for the day-to-day management of Guggenheim BRIC ETF’s portfolio are Michael P. Byrum, CFA, James R. King, CFA and Cindy Gao. Mr. Byrum is a Senior Managing Director and Portfolio Manager of Guggenheim Investments and joined Guggenheim Investments in 1993. Mr. Byrum holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts. Mr. King is a Managing Director and Portfolio Manager of Guggenheim Investments and rejoined Guggenheim Investments in 2011 as the lead portfolio manager for exchange-traded products. Mr. King holds a bachelor’s degree in finance from the University of Maryland, and has earned the Chartered Financial Analyst designation. Ms. Gao is a Vice President of Guggenheim Investments and joined Guggenheim Investments in December of 2010. Ms. Gao received a M.S. in Accounting from the University of Illinois at Chicago. Mr. Bachman is a Director and Portfolio Manager of Guggenheim Investments and joined Guggenheim in August of 2014. Mr. Bachman has a bachelor’s degree in finance and international business from the University of Maryland, College Park and has earned the Chartered Financial Analyst designation.

Claymore Exchange-Traded Fund Trust Overview
The Claymore Exchange-Traded Fund Trust (the “Trust”) is an investment company complex currently consisting of 33 separate exchange-traded funds as of September 30, 2017. The investment objective of each of the index funds is to correspond generally to the performance, before fees and expenses, of a specified market index.

This material must be preceded or accompanied by a prospectus for the Fund being offered. The prospectus contains information about the fund including a discussion of investment objectives, risks, ongoing expenses and sales charges. If a prospectus did not accompany this report, you can obtain one from your financial adviser, from our website at http://guggenheiminvestments.com or by calling (800) 345-7999. Please read the prospectus carefully before investing. All Funds are subject to market risk and shares when sold may be worth more or less than their original cost. You can lose money investing in the Funds.

Guggenheim Funds Distributors, LLC 227 West Monroe Street Chicago, IL 60606 Member FINRA/SIPC (10/17)	NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE	ETF-001-AR-0817

Item 2.  Code of Ethics.
(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the "Code of Ethics").
(b) No information need be disclosed pursuant to this paragraph.
(c) The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.
(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.
(e) Not applicable.
(f)            (1) The registrant's Code of Ethics is attached hereto as Exhibit (a)(1).
(2) Not applicable.
(3) Not applicable.
Item 3.  Audit Committee Financial Expert.
The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Dr. Jerry B. Farley.  Dr. Farley is “independent,” meaning that he is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his capacity as a Board or committee member). Dr. Farley qualifies as an audit committee financial expert by virtue of his experience at educational institutions, where his business responsibilities have included all aspects of financial management and reporting.
(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)
Item 4.  Principal Accountant Fees and Services.
(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $113,090 and $86,782 for the fiscal years ending August 31, 2017 and August 31, 2016, respectively.
(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph 4(a) of this Item, including agreed upon procedures reports performed for rating agencies and the issuance of comfort letters, were $0 and $0 for the fiscal years ending August 31, 2017 and August 31, 2016, respectively.
Ernst & Young did not bill fees for non-audit services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.
(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $123,140 and $118,368 for the fiscal years ending August 31, 2017 and August 31, 2016, respectively.
Ernst & Young did not bill fees for tax services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.
(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs 4(a) through 4(c) of this Item were $0 and $0 for the fiscal years ending August 31, 2017 and August 31, 2016, respectively.
Ernst & Young did not bill fees for services not included in Items 4(a), (b) or (c) above that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.
(e)  Audit Committee Pre-Approval Policies and Procedures.
(i) The Audit Committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections V.B.2 and V.B.3 of the Audit Committee’s revised Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

Section V.B.2: Pre-approve any engagement of the independent auditors to provide any services, other than “prohibited non-audit services,” to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The categories of services to be reviewed and considered for pre-approval include the following (collectively, “Identified Services”):
Audit Services
•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents
Audit-Related Services
•	Accounting consultations
•	Fund merger/reorganization support services
•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports
Tax Services
•	Recurring tax services:
o	Preparation of Federal and state income tax returns, including extensions
o	Preparation of calculations of taxable income, including fiscal year tax designations
o	Preparation of annual Federal excise tax returns (if applicable)
o	Preparation of calendar year excise distribution calculations
o	Calculation of tax equalization on an as-needed basis
o	Preparation of the estimated excise distribution calculations on an as-needed basis
o	Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis
o	Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes
o	Provision of tax compliance services in India for Funds with direct investments in India
o	Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes
•	Permissible non-recurring tax services upon request:
o	Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards
o	Assistance with calendar year shareholder reporting designations on Form 1099
o	Assistance with corporate actions and tax treatment of complex securities and structured products
o	Assistance with IRS ruling requests and calculation of deficiency dividends
o	Conduct training sessions for the Adviser’s internal tax resources
o	Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions
o	Tax services related to amendments to Federal, state and local returns and sales and use tax compliance

o	RIC qualification reviews
o	Tax distribution analysis and planning
o	Tax authority examination services
o	Tax appeals support services
o	Tax accounting methods studies
o	Fund merger, reorganization and liquidation support services
o	Tax compliance, planning and advice services and related projects
(b)	The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.
(c)
For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such services on behalf of the Committee.

(d)	For Identified Services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.
(e)
All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form attached as Appendix C to the Audit Committee Charter.  The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.

(f)
The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular scheduled meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

Section V.B.3: Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).
(a)
The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

(ii) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly relate to the operations and financial reporting of the registrant were $123,140 and $118,368 for the fiscal years ending August 31, 2017, and August 31, 2016, respectively.
(h)  Not applicable.
Item 5.  Audit Committee of Listed Registrants.
(a) The Audit Committee was established as a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee of the Registrant is composed of Ronald A. Nyberg, Donald A. Chubb, Jerry B. Farley, Maynard F. Oliverius, Ronald E. Toupin, Jr., Randall C. Barnes, Roman Friedrich III and Robert B. Karn III.
(b) Not applicable.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not Applicable.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
Not Applicable.
Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not Applicable.
Item 10.  Submission of Matters to a Vote of Security Holders.
Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.
(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12.  Exhibits.
(a)(1)  Code of Ethics for Chief Executive and Senior Financial Officer.
(a)(2)  Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.
(b)      Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Claymore Exchange-Traded Fund Trust
By:        /s/ Amy J. Lee
Name:   Amy J. Lee
Title:     Vice President
Date:     11/08/2017
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:        /s/ Amy J. Lee
Name:   Amy J. Lee
Title:     Vice President
Date:     11/08/2017
By:        /s/ John L. Sullivan
Name:   John L. Sullivan
Title:     Chief Financial Officer, Chief Accounting Officer and Treasurer
Date:     11/08/2017